As filed with the Securities and Exchange Commission on September 29, 1995

                                                       Registration No. 33-34720

                    SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC  20549

                                 -------

                                FORM N-1A

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                    PRE-EFFECTIVE AMENDMENT NO.                   [ ]
                                                ----

                    POST-EFFECTIVE AMENDMENT NO.  16              [X]
                                                 ----

                                  and/or

                          REGISTRATION STATEMENT
                 UNDER THE INVESTMENT COMPANY ACT OF 1940         [X]

                             Amendment No. 19
                                          ----

                 QUEST FOR VALUE GLOBAL EQUITY FUND, INC.
            (Exact Name of Registrant as Specified in Charter)

             ONE WORLD FINANCIAL CENTER, NEW YORK, NY  10281
                 (Address of Principal Executive Offices)

                              (212) 667-7495
                     (Registrant's Telephone Number)

                          Thomas E. Duggan, Esq.
                        One World Financial Center
                           New York, NY  10281
                 (Name and Address of Agent for Service)

It is proposed that this filing will become effective:

[ ]  immediately upon filing pursuant to paragraph (b)

[ ]  On March 1, 1994 pursuant to paragraph (b)

[ ]  60 days after filing pursuant to paragraph (a)

[X]  pursuant to paragraph (a) of Rule 485 or 486

     Registrant has registered an indefinite number of shares under the Securities Act of 1933 pursuant to Rule 24f-2 promulgated under the Investment Company Act of 1940 and has filed its report pursuant to that Rule for the fiscal year ended
November 30, 1994 on January 17, 1995.

CROSS REFERENCE SHEET


Form N-1A
Item
Part A    Caption                        Prospectus
------    -------                        ----------
1.        Cover Page                     Cover Page

2.        Synopsis                       Summary of Fund Expenses

3.        Condensed Financial            Financial Highlights
          Information

4.        General                        Investment Objectives of the
          Description of                 Funds; Investment Restrictions
          Registrant                     and Techniques; Additional
                                         Information

5.        Management of the Fund         Investment Management
                                         Agreement; Additional
                                         Information

6.        Capital Stock and Other        Dividends and Distributions;
          Securities                     Additional Information

7.        Purchase of Securities         How to Buy Shares; Additional
                                         Information

8.        Redemption or Repurchase       How to Redeem Shares; How to
                                         Exchange Shares; Additional
                                         Information

9.        Legal Proceedings              N/A

Part B    Caption                        Statement of Additional Information
------    -------                        -----------------------------------
10.       Cover Page                     Cover Page

11.       Table of Contents              Table of Contents

12.       General Information and        N/A
          History

13.       Investment Objectives and      Investment of the Fund's
          Policies                       Assets; Investment
                                         Restrictions; Risk Factors and
                                         Special Considerations

14.       Management of the Fund         Directors and Officers
15.       Control Persons and            Directors and Officers
          Principal

          Holders of Securities

16.       Investment Advisory and        Investment Management and
          Other Services                 Other Services; Distribution
                                         Expense Plan; Additional
                                         Information

17.       Brokerage Allocation           Investment Management and
                                         Other Services

18.       Capital Stock and Other        Additional Information
          Securities

19.       Purchase, Redemption and       Determination of Net Asset Value
          Pricing of Securities

20.       Tax Status                     Additional Information

21.       Underwriters                   Additional Information

22.       Calculations of                Performance Information
          Performance Data

23.       Financial Statements           Financial Statements

                THE FUNDS COVERED BY THIS PROSPECTUS ARE:


Equity:        Quest for Value Fund, Inc.
               Small Capitalization Fund
               Growth and Income Fund
Flexible:      Opportunity Fund
Global Equity: Quest for Value Global Equity Fund, Inc.


               This Prospectus sets forth basic information about the Funds, including applicable sales and distribution fees, that you should understand before investing. You should read it carefully and retain it for future reference. Statements of Additional Information dated November 23,, 1995 for each of the Quest for Value Global Equity Fund, Inc., Quest for Value Family of Funds and Quest for Value Fund, Inc. (the "SAIs"), have been filed with the Securities and Exchange Commission and are incorporated by reference in this Prospectus. You can obtain a copy of the SAIs without charge by contacting Shareholder Services, Inc., at the address or telephone number listed on the back cover. SHARES IN THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND THE SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL INVESTED.


               The Funds offer three separate classes of shares: Class A, B and C shares. Shares of each Class represent an identical interest in the investment portfolio of a Fund, and generally have the same rights, but are offered under different sales charge and distribution fee arrangements. The offering of Class A, B and C shares presents the investor with the opportunity to choose the sales charge and distribution fee arrangement which is most beneficial, depending on the amount of purchase, the length of time the investor expects to hold the shares, and other circumstances.

               Shares of each Class are offered at the net asset value next determined after receipt of your purchase order plus an initial ("front-end") sales charge for purchases of Class A shares, or a deferred sales charge for purchases of Class B or Class C shares. (See "How to Buy Shares," p. _) Class B and C shares bear a higher ongoing distribution fee than Class A shares, and investors should understand that over time the accumulated distribution charges on Class B and C shares may exceed the amount of the initial sales charge and ongoing distribution fee on Class A shares.



               NOVEMBER   , 1995


               THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

               QUEST FOR VALUE is a registered service mark of Oppenheimer
               Capital

The following table sets forth the fees and expenses estimated to have been incurred if the new Investment Advisory Agreement with Oppenheimer Management Corporation, the new Distribution Plans with Oppenheimer Funds Distributor and other agreements entered into pursuant to the recent acquisition by OMC of certain assets of Quest for Value Advisors had been in effect throughout the periods shown:

                            SUMMARY OF FUND EXPENSES


Period: Fiscal Year Ended October 31, 1994 with respect to Quest for Value Fund, Inc., Small Capitalization, Opportunity and Growth and Income Funds and Fiscal Year Ended November 30, 1994 with respect to the Global Equity Fund.



                       QUEST FOR        GROWTH AND                             SMALL
                       VALUE FUND         INCOME         OPPORTUNITY      CAPITALIZATION        GLOBAL EQUITY
                  ----------------- ----------------- ----------------- ----------------- -----------------------------
CLASS OF SHARES:     A     B     C     A     B     C     A     B     C     A     B     C     A         B         C

SHAREHOLDER
 TRANSACTION
 EXPENSES
Maximum Initial
 Sales Load
 Imposed on
 Purchase (as a
 % of offering
 price). . . .    5.75% none  none  5.75% none  none  5.75% none  none  5.75% none  none  5.75%     none      none
Maximum
 Deferred
 Sales
 Load(1) . . .    none  5.00% 1.00% none  5.00% 1.00% none  5.00% 1.00% none  5.00% 1.00% none      5.00%     1.00%
Maximum Sales
 Load
 Imposed On
 Reinvested
 Dividends . .    none  none  none  none  none  none  none  none  none  none  none  none  none      none      none
Redemption
 Fee . . . . .    none  none  none  none  none  none  none  none  none  none  none  none  none      none      none
Exchange Fee .    none  none  none  none  none  none  none  none  none  none  none  none  none      none      none
ANNUAL FUND
 OPERATING
 EXPENSES
 (AS A % OF
 AVERAGE
 NET ASSETS)
Management Fee
 (2) . . . . .    1.00% 1.00% 1.00%  .85%  .85%  .85% 1.00% 1.00% 1.00% 1.00% 1.00% 1.00%  .75%      .75%      .75%
12b-1 Fee
 (including
 service fees
 of .25%). . .     .50% 1.00% 1.00%  .40% 1.00% 1.00%  .50% 1.00% 1.00%  .50% 1.00% 1.00%  .50%     1.00%     1.00%
Other
 Expenses. . .     .21%  .24%  .28% 1.07% 1.08% 1.25%  .28%  .34%  .35%  .38%  .48%  .59%  .68% (3)  .76% (3)  .91% (3)
                  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----      ----      ----

TOTAL FUND
 OPERATING
 EXPENSES. . .    1.71% 2.24% 2.28% 2.32% 2.93% 3.10% 1.78% 2.34% 2.35% 1.88% 2.48% 2.59% 1.93%     2.51%     2.66%
                  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----      ----      ----
                  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----      ----      ----

EXAMPLE 1: You would pay the following expenses over the indicated periods in each of the Funds on a $1,000 investment assuming
(a) payment of the maximum sales charge, (b) a 5% annual return, and (c) retention of shares at the end of the time period. 10-year figures for Class B shares assume conversion to Class A shares after six years.

1 Year . . . .    $ 74  $ 23  $ 23  $ 80  $ 30  $ 31  $ 75  $ 24  $ 24  $ 76  $ 25  $ 26  $ 76      $ 25      $ 27
3 Years. . . .     108    70    71   126    91    96   110    73    73   113    77    81   115        78        83
5 Years. . . .     145   120   122   174   154   163   148   125   126   153   132   138   156       134       141
10 Years . . .     248   232   262   308   298   341   255   241   269   265   253   292   270       257       299

EXAMPLE 2: You would pay the following expenses over the indicated periods in each of the Funds on a $1,000 investment assuming
(a) payment of the maximum  sales charge, (b) a 5% annual return, and (c) redemption at the end of the time period. 10-year figures for Class B shares assume conversion to Class A shares after six years.

1 Year . . . .    $ 74  $ 73  $ 33  $ 80  $ 80  $ 41  $ 75  $ 74  $ 34  $ 76  $ 75  $ 36  $ 76      $ 75      $ 37
3 Years. . . .     108   100    71   126   121    96   110   103    73   113   107    81   115       108        83
5 Years. . . .     145   140   122   174   174   163   148   145   126   153   152   138   156       154       141
10 Years . . .     248   232   262   308   298   341   255   241   269   265   253   292   270       257       299


THE EXAMPLES SHOULD NOT BE CONSIDERED INDICATIONS OF PAST OR FUTURE EXPENSES OR PERFORMANCE, AND ACTUAL EXPENSES OR PERFORMANCE MAY VARY FROM THOSE SHOWN.

Investors should be aware that over time, Class B and C shareholders may pay more than the equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers Rules of Fair Practice.

(1) Purchases of Class A shares of $1 million or more will not be subject to front-end sales charges but a contingent deferred sales charge of 1% will be imposed if the shares are redeemed within the first 18 months after the end of the calendar month of their purchase.
(2) The management fee (with respect to the Global Equity Fund, the management fee combined with the administration fee) is higher than that paid by most other investment companies.
(3)  Includes administration fee of .25% of average net assets.


                              FINANCIAL HIGHLIGHTS


The financial information for the fiscal years set forth below for the Small Capitalization, Opportunity, Growth and Income and Global Equity Funds has been audited by Price Waterhouse LLP, independent accountants, whose unqualified reports thereon appear in the Statements of Additional Information ("SAI(s)"). The financial information for the fiscal years set forth below for Quest for Value Fund has been audited by KPMG Peat Marwick LLP, independent auditors, whose unqualified report thereon appears in the SAI. The financial information for the six month period ended April 30, 1995 for the Quest for Value Fund, Opportunity, Growth and Income and Small Capitalization Funds and for the six month period ended May 31, 1995 for the Global Equity Fund is unaudited. All the following information should be read in conjunction with the financial statements and related notes thereto appearing in the SAIs. Further information regarding the performance of each Fund is available in each Fund's Annual Report. Annual Reports may be obtained without charge by calling the Fund at
(800) 232-FUND.




                                    NAV          Net       Net realized    Total from     Dividends    Distribution        Total
                                 Start of    Investment   and unrealized   Investment     from Net       from net        Dividends
                                  period       Income       gain (loss)    Operations    Investment      realized           and
                                               (loss)     on investments                   Income         gain on      Distributions
                                                                                                        investments
QUEST FOR VALUE - CLASS A
Six months ended 4/30/95 (11)    $12.59         $.06            $1.00        $1.06         $(.08)         $(.83)           $(.91)
Year ended 10/31/94. . . . . .    12.51          .09              .50          .59          (.04)          (.47)            (.51)
 ...10/31/93. . . . . . . . . .    11.71          .05             1.34         1.39          (.05)          (.54)            (.59)
 ...10/31/92. . . . . . . . . .    10.61          .04             1.77         1.81          (.07)          (.64)            (.71)
 ...10/31/91. . . . . . . . . .     7.84          .09             2.84         2.93          (.16)            --             (.16)
 ...10/31/90 (9). . . . . . . .     9.85          .18            (1.38)       (1.20)         (.26)          (.55)            (.81)
 ...10/31/89 (9). . . . . . . .     8.99          .24             1.09         1.33          (.10)          (.37)            (.47)
 ...10/31/88 (9). . . . . . . .     7.94          .09             1.38         1.47          (.05)          (.37)            (.42)
5/1/87-10/31/87 (9,10) . . . .     9.44          .03            (1.14)       (1.11)         (.09)          (.30)            (.39)
Year ended 4/30/87 (9) . . . .     9.47          .09              .81          .90          (.07)          (.86)            (.93)
 ...4/30/86 (9) . . . . . . . .     7.40          .06             2.33         2.39          (.09)          (.23)            (.32)
 ...4/30/85 (9) . . . . . . . .     7.69          .10              .99         1.09          (.11)         (1.27)           (1.38)
 ...4/30/84 (9) . . . . . . . .     8.90          .10              .48          .58          (.17)         (1.62)           (1.79)

QUEST FOR VALUE - CLASS B
Six months ended 4/30/95 (11)     12.53          .03              .99         1.02          (.07)          (.83)            (.90)
Year ended 10/31/94. . . . . .    12.51          .02              .50          .52          (.03)          (.47)            (.50)
9/2/93(4) - 10/31/93 . . . . .    12.66(3)      (.01)            (.14)        (.15)           --             --               --

QUEST FOR VALUE - CLASS C
Six months ended 4/30/95 (11)     12.52          .03             1.00         1.03          (.08)          (.83)            (.91)
Year ended 10/31/94. . . . . .    12.50          .01              .51          .52          (.03)          (.47)            (.50)
9/2/93(4) - 10/31/93 . . . . .    12.66(3)      (.01)            (.15)        (.16)           --             --               --

SMALL CAPITALIZATION - CLASS A
Six months ended 4/30/95 (11)     16.33          .05              .22          .27            --           (.42)            (.42)
Year ended 10/31/94. . . . . .    17.68         (.03)             .01         (.02)           --          (1.33)           (1.33)
 ...10/31/93. . . . . . . . . .    14.60         (.04)            4.26         4.22            --          (1.14)           (1.14)
 ...10/31/92. . . . . . . . . .    13.52          .00             1.50         1.50            --           (.42)            (.42)
 ...10/31/91. . . . . . . . . .     8.80         (.05)            4.85         4.80          (.08)            --             (.08)
 ...10/31/90. . . . . . . . . .    10.91          .07            (2.04)       (1.97)         (.08)          (.06)            (.14)
 ...1/1/89(7)-10/31/89. . . . .    10.00(3)       .08              .83          .91            --             --               --

SMALL CAPITALIZATION - CLASS B
Six months ended 4/30/95 (11)     16.24         (.01)             .22          .21            --           (.42)            (.42)
Year ended 10/31/94. . . . . .    17.66         (.11)             .02         (.09)           --          (1.33)           (1.33)
9/2/93(4)-10/31/93 . . . . . .    17.19(3)      (.02)             .49          .47            --             --               --

SMALL CAPITALIZATION - CLASS C
Six months ended 4/30/95 (11)     16.23          .00              .22          .22            --           (.42)             (42)
Year ended 10/31/94. . . . . .    17.67         (.13)             .02         (.11)           --          (1.33)           (1.33)
 ...9/2/93(4) - 10/31/93. . . .    17.19(3)      (.02)             .50          .48            --             --               --

OPPORTUNITY - CLASS A
Six months ended 4/30/95 (11)     19.69          .12             2.25         2.37          (.12)          (.61)            (.73)
Year ended 10/31/94. . . . . .    18.71          .18             1.35         1.53          (.33)          (.22)            (.55)
 ...10/31/93. . . . . . . . . .    16.73          .35             2.02         2.37          (.07)          (.32)            (.39)
 ...10/31/92. . . . . . . . . .    14.29          .09             2.93         3.02          (.03)          (.55)            (.58)
 ...10/31/91. . . . . . . . . .     9.74          .03             4.78         4.81          (.23)          (.03)            (.26)
 ...10/31/90. . . . . . . . . .    11.59          .25            (1.64)       (1.39)         (.22)          (.24)            (.46)
1/1/89(7)-10/31/89 . . . . . .    10.00(3)       .17             1.42         1.59            --             --               --

OPPORTUNITY - CLASS B
Six months ended 4/30/95 (11)     19.59          .07             2.23         2.30          (.12)          (.61)            (.73)
Year ended 10/31/94. . . . . .    18.70          .08             1.34         1.42          (.31)          (.22)            (.53)
 ...9/2/93(4)-10/31/93. . . . .    18.73(3)       .02             (.05)        (.03)           --             --               --

OPPORTUNITY - CLASS C
Six months ended 4/30/95 (11)     19.58          .07             2.23         2.30          (.12)          (.61)            (.73)
Year ended 10/31/94. . . . . .    18.70          .08             1.33         1.41          (.31)          (.22)            (.53)
 ...9/2/93(4)-10/31/93. . . . .    18.73(3)       .02             (.05)        (.03)           --             --               --

GLOBAL EQUITY - CLASS A
Six months ended  5/31/95(11)     14.16          .07             1.26(8)      1.33            --          (1.23)           (1.23)
Year ended 11/30/94. . . . . .    13.54          .01             1.10(8)      1.11            --           (.49)            (.49)
 ...11/30/93. . . . . . . . . .    12.30           --             2.26(8)      2.26          (.12)          (.90)           (1.02)
 ...11/30/92. . . . . . . . . .    11.25          .12              .93(8)      1.05            --             --               --
 ...11/30/91. . . . . . . . . .    10.57         (.04)             .85(8)       .81          (.05)          (.08)(8)         (.13)
7/2/90(7)-11/30/90 . . . . . .    12.05(3)       .05            (1.53)(8)    (1.48)           --             --               --

GLOBAL EQUITY - CLASS B
Six months ended  5/31/95(11)     14.07          .04             1.24(8)      1.28            --          (1.23)           (1.23)
Year ended 11/30/94. . . . . .    13.52         (.06)            1.10(8)      1.04            --           (.49)            (.49)
9/2/93(4)-11/30/93 . . . . . .    13.75(3)      (.02)            (.21)(8)     (.23)           --             --               --

GLOBAL EQUITY - CLASS C
Six months ended  5/31/95(11)     14.06          .03             1.23(8)      1.26            --          (1.23)           (1.23)
Year ended 11/30/94. . . . . .    13.52         (.08)            1.11(8)      1.03            --           (.49)            (.49)
9/2/93(4)-11/30/93 . . . . . .    13.75(3)      (.02)            (.21)(8)     (.23)           --             --               --

GROWTH AND INCOME - CLASS A
Six months ended 4/30/95 (11)     10.09          .18              .67          .85          (.18)          (.42)            (.60)
Year ended 10/31/94. . . . . .    11.24          .32              .55          .87          (.32)         (1.70)           (2.02)
 ...10/31/93. . . . . . . . . .    10.80          .30              .73         1.03          (.26)          (.33)            (.59)
11/4/91(7) - 10/31/92. . . . .    10.00(3)       .28              .80         1.08          (.28)            --             (.28)

GROWTH AND INCOME - CLASS B
Six months ended 4/30/95 (11)     10.07          .16              .66          .82          (.16)          (.42)            (.58)
Year ended 10/31/94. . . . . .    11.23          .25              .56          .81          (.27)         (1.70)           (1.97)
9/2/93(4) - 10/31/93 . . . . .    11.21(3)       .04              .05          .09          (.07)            --             (.07)

GROWTH AND INCOME - CLASS C
Six months ended 4/30/95 (11)     10.07          .14              .67          .81          (.14)          (.42)            (.56)
Year ended 10/31/94. . . . . .    11.23          .24              .56          .80          (.26)         (1.70)           (1.96)
9/2/93(4) - 10/31/93 . . . . .    11.21(3)       .04              .05          .09          (.07)            --             (.07)



                                       3

                                                 NAV       Total Return    Net Assets    Ratio of net   Ratio of net     Portfolio
                                                 End       for period(1)    at end of      operating     investment      turnover
                                                 of                       period (000)    expenses to   income (loss)
                                                period                                    average net  to average net
                                                                                            assets         assets

QUEST FOR VALUE - CLASS A
Six months ended 4/30/95 (11)                  $12.74          9.52%        $251,821       1.69%(2)        .97%(2)          17%
Year ended 10/31/94. . . . . .                  12.59          5.01%         238,085       1.71%           .72%             49%
 ...10/31/93. . . . . . . . . .                  12.51         12.27%         245,320       1.75%           .40%             27%
 ...10/31/92. . . . . . . . . .                  11.71         18.45%         142,939       1.75%           .53%             41%
 ...10/31/91. . . . . . . . . .                  10.61         37.94%          79,914       1.83%          1.06%             48%
 ...10/31/90 (9). . . . . . . .                   7.84        (13.43%)         49,740       1.82%          1.71%             51%
 ...10/31/89 (9). . . . . . . .                   9.85         15.68%          77,205       1.81%          2.31%             30%
 ...10/31/88 (9). . . . . . . .                   8.99         19.54%          83,228       2.21%           .94%             15%
5/1/87-10/31/87 (9,10) . . . .                   7.94        (12.19%)         91,255       2.24%(2)        .76%(2)          21%
Year ended 4/30/87 (9) . . . .                   9.44         10.25%         104,538       2.17%          1.23%             34%
 ...4/30/86 (9) . . . . . . . .                   9.47         33.66%          64,331       2.18%          1.18%             68%
 ...4/30/85 (9) . . . . . . . .                   7.40         17.86%          28,055       2.34%          1.90%             42%
 ...4/30/84 (9) . . . . . . . .                   7.69          7.45%          13,388       2.29%          1.68%             74%

QUEST FOR VALUE - CLASS B
Six months ended 4/30/95 (11)                   12.65          9.23%          23,805       2.21%(2)        .45%(2)          17%
Year ended 10/31/94. . . . . .                  12.53          4.43%          14,373       2.24%           .14%             49%
9/2/93(4) - 10/31/93 . . . . .                  12.51         (1.19%)          2,015       2.27%(2)      (1.19%)(2)         27%

QUEST FOR VALUE - CLASS C
Six months ended 4/30/95 (11)                   12.64          9.31%           6,375       2.24%(2)        .43%(2)          17%
Year ended 10/31/94. . . . . .                  12.52          4.45%           3,581       2.28%           .09%             49%
9/2/93(4) - 10/31/93 . . . . .                  12.50         (1.26%)            221       2.27%(2)       (.90%)(2)         27%

SMALL CAPITALIZATION - CLASS A
Six months ended 4/30/95 (11)                   16.18          1.71%         118,909       1.80%(2)        .56%(2)          29%
Year ended 10/31/94. . . . . .                  16.33           .04%         120,102       1.88%          (.14%)            67%
 ...10/31/93. . . . . . . . . .                  17.68         30.21%         104,898       1.89%          (.36%)            74%
 ...10/31/92. . . . . . . . . .                  14.60         11.60%          39,693       2.11%          (.04%)            95%
 ...10/31/91. . . . . . . . . .                  13.52         55.01%          20,686       2.25%(5)       (.41%)(5)        103%
 ...10/31/90. . . . . . . . . .                   8.80        (18.33%)          1,880       2.00%(5)        .71%(5)          18%
 ...1/1/89(7)-10/31/89. . . . .                  10.91          9.10%           2,085       1.74%(5)       1.34%(5)          32%

SMALL CAPITALIZATION - CLASS B
Six months ended 4/30/95 (11)                   16.03         1.35%           19,564       2.37%(2)       (.01%)(2)          29%
Year ended 10/31/94. . . . . .                  16.24         (.39%)          16,144       2.48%          (.70%)             67%
9/2/93(4)-10/31/93 . . . . . .                  17.66         2.73%            1,754       2.57%(2)      (1.15%)(2)          74%

SMALL CAPITALIZATION - CLASS C
Six months ended 4/30/95 (11)                   16.03         1.41%            5,670       2.35%(2)       (.01%)(2)          29%
Year ended 10/31/94. . . . . .                  16.23         (.51%)           3,344       2.59%          (.81%)             67%
 ...9/2/93(4) - 10/31/93. . . .                  17.67         2.79%              235       2.57%(2)      (1.20%)(2)          74%

OPPORTUNITY - CLASS A
Six months ended 4/30/95 (11)                   21.33        12.66%          231,881       1.71%(2)       1.25%(2)           10%
Year ended 10/31/94. . . . . .                  19.69         8.41%          163,340       1.78%           .96%              42%
 ...10/31/93. . . . . . . . . .                  18.71        14.34%          127,225       1.83%2          .69%              24%
 ...10/31/92. . . . . . . . . .                  16.73        21.93%           40,563       2.27%           .72%              32%
 ...10/31/91. . . . . . . . . .                  14.29        50.44%            8,446       2.35%(5)        .30%(5)           88%
 ...10/31/90. . . . . . . . . .                   9.74       (12.62%)           4,570       2.00%(5)       2.30%(5)          206%
1/1/89(7)-10/31/89 . . . . . .                  11.59        15.90%            3,868       1.84%(2,5)     3.75%(2,5)        103%

OPPORTUNITY - CLASS B
Six months ended 4/30/95 (11)                   21.16        12.36%          102,353       2.24%(2)        .75%(2)           10%
Year ended 10/31/94. . . . . .                  19.59         7.84%           43,317       2.34%           .43%              42%
 ...9/2/93(4)-10/31/93. . . . .                  18.70         (.16%)           2,115       2.52%(2)       1.32%(2)           24%

OPPORTUNITY - CLASS C
Six months ended 4/30/95 (11)                   21.15        12.37%           20,091       2.26%(2)        .73%(2)           10%
Year ended 10/31/94. . . . . .                  19.58         7.78%            7,289       2.35%           .43%              42%
 ...9/2/93(4)-10/31/93. . . . .                  18.70         (.16%)             313       2.52%(2)       1.13%(2)           24%

GLOBAL EQUITY - CLASS A
Six months ended  5/31/95(11)                   14.26        10.24%          155,369       1.87%(2)       1.07%(2)           34%
Year ended 11/30/94. . . . . .                  14.16         8.37%          148,044       1.92%(6)        .05%(6)           70%
 ...11/30/93. . . . . . . . . .                  13.54        19.72%          135,616       1.76%(6)        .04%(6)           46%
 ...11/30/92. . . . . . . . . .                  12.30         9.33%          111,207       1.76%(6)        .72%(6)           62%
 ...11/30/91. . . . . . . . . .                  11.25         7.72%           46,937       2.09%          (.27%)             41%
7/2/90(7)-11/30/90 . . . . . .                  10.57       (12.28%)          58,087       2.11%(2)        .92%(2)            2%

GLOBAL EQUITY - CLASS B
Six months ended  5/31/95(11)                   14.12         9.93%           14,107       2.44%(2)        .58%(2)           34%
Year ended 11/30/94. . . . . .                  14.07         7.84%           10,268       2.50%(6)       (.44%)(6)          70%
9/2/93(4)-11/30/93 . . . . . .                  13.52        (1.67%)           1,676       2.26%(2,6)     (.76%)(2,6)        46%

GLOBAL EQUITY - CLASS C
Six months ended  5/31/95(11)                   14.09         9.78%            3,841       2.53%(2)       (.54%)(2)          34%
Year ended 11/30/94. . . . . .                  14.06         7.77%            2,415       2.66%(6)       (.59%)(6)          70%
9/2/93(4)-11/30/93 . . . . . .                  13.52        (1.67%)             244       2.26%(2,6)     (.69%)(2,6)        46%

GROWTH AND INCOME - CLASS A
Six months ended 4/30/95 (11)                   10.34        9.11%            32,969       1.92%(2,6)     3.78%(2,6)         63%
Year ended 10/31/94. . . . . .                  10.09        8.64%            30,576       1.86%(6)       3.16%(6)          113%
 ...10/31/93. . . . . . . . . .                  11.24        9.93%            28,466       1.90%(6)       2.66%(6)          192%
11/4/91(7) - 10/31/92. . . . .                  10.80       10.84%             8,057       2.23%(2,6)     2.73%(2,6)         77%

GROWTH AND INCOME - CLASS B
Six months ended 4/30/95 (11)                   10.31        8.79%             4,231       2.49%(2,6)     3.25%(2,6)         63%
Year ended 10/31/94. . . . . .                  10.07        7.96%             2,928       2.47(6)        2.53%(6)          113%
9/2/93(4) - 10/31/93 . . . . .                  11.23         .81%               319       2.49%(2,6)     1.83%(2,6)        192%

GROWTH AND INCOME - CLASS C
Six months ended 4/30/95 (11)                   10.32        8.67%               897       2.77%(2,6)     3.00%(2,6)         63%
Year ended 10/31/94. . . . . .                  10.07        7.91%               455       2.62%(6)       2.39%(6)          113%
9/2/93(4) - 10/31/93 . . . . .                  11.23         .81%               102       2.49%(2,6)     2.18%(2,6)        192%

-----------

 (1) Total return shown assumes reinvestment of all dividends and distributions but does not reflect deductions for sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year.
 (2) Annualized
 (3) Offering Price
 (4) Initial offering of Class B and C shares
 (5) During the periods the Funds' former adviser voluntarily waived all or a portion of its fees and assumed some operating expenses of the Funds. Without such waivers and assumptions, the ratios of net operating expenses to average net assets and the ratios of net investment income to average net assets would have been, respectively: Small Capitalization Fund:
     Class A shares - 3.27% and (1.43%) for the year ended 10/31/91, 5.82% and (3.11%) for the year ended 10/31/90, and 6.27% and (3.19%) (annualized) for the period 1/1/89 (commencement of operations) to 10/31/89; Opportunity
     Fund: Class A shares - 3.33% and (.68%) for the year ended 10/31/91, 3.69% and .61% for the year ended 10/31/90, and 5.32% and .27% (annualized) for the period 1/1/89 (commencement of operations) to 10/31/89.
 (6) During the periods the Funds' former adviser voluntarily waived a portion of its fees. Without such waiver, the ratios of operating expenses to average net assets and the ratios of net investment income to average net assets would have been, respectively: Growth and Income Fund: Class A shares - 2.17% and 3.53%, annualized, for the six month period ended April 30, 1995,. 2.32% and 2.70% for the year ended October 31, 1994, 2.18% and
     2.38% for the year ended 10/31/93, and 2.98% and 1.98% (annualized) for the period 11/4/91 (commencement of operations) to 10/31/92, Class B shares - 2.73% and 3.01% annualized, for the six month period ended April 30, 1995. 2.93% and 2.07% for the year ended October 31, 1994 and 2.88% and 1.44% (annualized) for the period September 2, 1993 (initial offering) to October 31, 1993 and Class C shares - 3.00% and 2.77%, annulized, for the six month period ended April 30, 1995. 3.10% and 1.91% for the year ended October 31, 1994 and 2.87% and 1.80% (annualized) for the period 9/2/93 (initial offering) to 10/31/93; Global Equity Fund: Class A shares - 1.93% and .04% for the year ended 11/30/94, 1.91% and (.11%) for the year ended 11/30/93 and 1.84% and .64% for the year ended 11/30/92, Class B shares - 2.51% and (.45%) for the year ended 11/30/94 and 2.32% and (.82%)
     (annualized) for the period 9/2/93 (initial offering) to 11/30/93 and Class C shares - 2.66% and (.59%) for the year ended 11/30/94 and 2.35% and (.78%) (annualized) for the period 9/2/93 (initial offering) to 11/30/93.
 (7) Commencement of Operations
 (8) Includes net gains (losses) on foreign currency transactions
 (9) Per share data has been retroactively restated to reflect a 200% stock dividend as of July 1, 1991.
(10) Quest for Value Fund, Inc. changed its fiscal year end to October 31 in 1987.
(11) Unaudited


A BRIEF OVERVIEW OF THE FUNDS

     Some of the important facts about the Funds are summarized below, with references to the section of this Prospectus where more complete information can be found. You should carefully read the entire Prospectus before making a decision about investing in the Fund. Keep the Prospectus for reference after you invest, particularly for information about your account, such as how to sell or exchange shares.

     / / WHAT IS EACH FUND'S INVESTMENT OBJECTIVE? The investment objective of the Quest for Value Fund is capital appreciation through investment in securities (primarily equity securities) of companies believed to be undervalued.

     The investment objective of the Small Capitalization Fund is capital appreciation through investment in a diversified portfolio which under normal conditions will have at least 65% of its assets invested in equity securities of companies with market capitalizations under $1 billion.

     The investment objective of the Global Equity Fund is long-term capital appreciation through pursuit of global investment strategy primarily involving equity securities.

     The investment objective of the Growth and Income Fund is a combination of growth of capital and investment income with growth of capital as the primary objective.

     The investment objective of the Opportunity Fund is growth of capital over time through investments in a diversified portfolio of common stocks, bonds and cash equivalents.

     / / WHO MANAGES THE FUNDS? The Funds' investment adviser (the "Manager") is Oppenheimer Management Corporation, which (including a subsidiary) manages investment companies currently having over $35 billion in assets. The Manager is paid an advisory fee by each Fund, based on its net assets. The Funds' subadvisor is OpCap Advisors, a subsidiary of Oppenheimer Capital, which is paid a fee by the Manager. The Funds' portfolio managers are employed by OpCap Advisors and are primarily responsible for the selection of the Funds' securities. The Funds' Board of Trustees, elected by shareholders, oversees the investment adviser, the subadvisor and the portfolio managers. Please refer to "Investment Management Agreement," starting on page ___ for more information about the Manager and its fees.

     / / HOW CAN I BUY SHARES? You can buy shares through your dealer or financial institution, or you can purchase shares directly through the Distributor by completing an Application or by using an Automatic Investment Plan under AccountLink. Please refer to "How To Buy Shares" on page ___ for more details.

     / / WILL I PAY A SALES CHARGE TO BUY SHARES? Each Fund has three classes of shares. All classes have the same investment portfolio but different expenses. Class A shares are offered with a front-end sales charge, starting at 5.75%, and reduced for larger purchases. Purchases of $1 million or more of Class A shares have no initial sales charge but are subject to a contingent deferred sales charge of 1% if held for less than 18 months. Class B shares are offered without a front-end sales charge, but if you sell your shares within six years of buying them, you will normally pay a contingent deferred sales charge that varies depending on how long you owned your shares. Class C shares are offered without a front-end sales charge, but may be subject to a contingent deferred sales charge of 1% if redeemed within one year of buying them. There is also an annual asset-based sales charge on each class of shares. Please review "How To Buy Shares" starting on page ___ for more details, including a discussion about factors you and your financial advisor should consider in determining which class may be appropriate for you.

     / / HOW CAN I SELL MY SHARES? Shares can be redeemed by mail or by telephone call to the Transfer Agent on any business day, or through your dealer. Please refer to "How To Sell Shares" on page ___. The Fund also offers exchange privileges with other OppenheimerFunds, described in "How To Exchange Shares" on page __.

     / / HOW HAS EACH FUND PERFORMED? Each Fund measures performance by quoting its average annual total return and cumulative total return, which measure historical performance. Those returns can be compared to the returns (over similar periods) of other funds. Of course, other funds may have different objectives, investments, and levels of risk. Please remember that past performance does not guarantee future results.

     INVESTMENT OBJECTIVES OF THE FUNDS


          OpCap Advisors, (formerly known as Quest for Value Advisors) manage the portfolios of the Funds in accordance with their investment objectives described below pursuant to a Subadvisory Agreement with the Manager. OpCap Advisors' equity investment policy is overseen by George Long, Managing Director and Chief Investment Officer for Oppenheimer Capital, the parent of OpCap Advisors. Mr. Long has been with Oppenheimer Capital since 1982.



QUEST FOR VALUE FUND seeks capital appreciation through investment in securities (primarily equity securities) of companies believed by OpCap Advisors to be undervalued in the marketplace in relation to factors such as the companies' assets, earnings, growth potential and cash flows. For the purposes of this Prospectus the term equity securities is defined as common stocks and preferred stocks; bonds, debentures and notes convertible into common stocks; and depository receipts for such securities. Investments of the Quest for Value Fund are managed by Eileen Rominger, Managing Director of Oppenheimer Capital. She has been portfolio manager of this Fund since 1989. Ms. Rominger has been an analyst and portfolio manager at Oppenheimer Capital since 1981.



SMALL CAPITALIZATION FUND seeks capital appreciation through investments in a diversified portfolio which under normal conditions will have at least 65% of its assets invested in equity securities of companies with market capitalizations under $1 billion. The Fund's investment approach will attempt to identify securities of companies whose prices are favorable in relation to their book values and/or sales and securities of companies which have limited operating leverage (relatively stable business with below average sensitivity to changes in the general economy) and/or limited financial leverage (a ratio of debt to assets, or cost of debt service to income, which is meaningfully below those of their competitors). The Small Capitalization Fund is managed by Jenny Beth Jones, Senior Vice President of Oppenheimer Capital, and Louis Goldstein, Vice President of Oppenheimer Capital . Ms. Jones has been portfolio manager of this Fund since 1990. Previously Ms. Jones was a portfolio manager and analyst with Mutual of America. Mr. Goldstein has been portfolio manager of the Fund since January 3, 1995. He has been a security analyst with Oppenheimer Capital since 1991. From 1988 to 1991 he was a security analyst with David J. Greene & Co.



OPPORTUNITY FUND seeks growth of capital over time through investments in a diversified portfolio of common stocks, bonds and cash equivalents, the proportions of which will vary based upon management's assessment of the relative values of each investment under prevailing market conditions. The Fund's portfolio will normally be invested primarily in common stocks and securities convertible into common stock. During periods when common stocks appear to be overvalued and when value differentials are such that fixed-income obligations appear to present meaningful capital growth opportunities relative to common stocks or pending investment in securities with capital growth opportunities, up to 50% or more of the Fund's assets may be invested in bonds and other fixed-income obligations. This may include cash equivalents which do not generate capital appreciation. The bonds in which the Fund invests will be limited to U.S. government obligations, mortgage-backed securities, investment-grade corporate debt obligations and unrated obligations, including those of foreign issuers, which management believes to be of comparable quality. The investments of the Opportunity Fund are managed by Richard J. Glasebrook II, Managing Director of Oppenheimer Capital. Mr. Glasebrook has been portfolio manager of this Fund since 1991. Previously, he was a Partner with Delafield Asset Management where he served as a portfolio manager and analyst.



GROWTH AND INCOME FUND seeks to achieve a combination of growth of capital and investment income with growth of capital as the primary objective, by investing in securities that are believed by OpCap Advisors to be undervalued in the marketplace and to offer the possibility of increased value. The Fund invests in marketable securities traded on national securities exchanges and in the over-the-counter market. Ordinarily, the Fund invests its assets in common stocks (with emphasis on dividend paying stocks), preferred stocks, securities convertible into common stock, and debt securities. The Fund may invest in lower-quality, high-yielding convertible debt securities and other debt securities and currently intends to limit its investments in these securities to up to 25% of its assets. See "Risk Factors." By focusing its purchases of equity securities on those issued by mature companies which it believes to be under-valued, the Fund seeks to achieve both its objectives of obtaining capital appreciation as well as income from dividends. The Fund's purchases of convertible securities similarly affords it the potential of capital growth through the conversion option and greater investment income prior to conversion. The Fund's purchases of debt securities furthers the objective of investment income and offers potential for capital appreciation in an economic environment of declining interest rates or as a result of improved issuer credit quality. It is anticipated that the Fund, as a result of its investment approach, will be less volatile than the market in general. The Growth and Income Fund is managed by Colin Glinsman, Vice President of Oppenheimer Capital. Mr. Glinsman has been portfolio manager of this Fund since 1992. Since 1991, Mr. Glinsman has assisted with the management of the Quest for Value Dual Purpose Fund, Inc., a closed-end fund managed by OpCap Advisors, and has been a securities analyst with Oppenheimer Capital since 1989. He was previously an investment banker with Prudential Securities and Morgan Grenfell, and qualified as a certified public accountant while with Coopers & Lybrand.



GLOBAL EQUITY FUND seeks long-term capital appreciation through pursuit of a global investment strategy primarily involving equity securities. The Fund may invest anywhere in the world with no requirement that any specific percentage of its assets be committed to any given country. Under normal circumstances, at least 65% of the Fund's total assets will be invested in equity securities in at least three different countries, one of which may be the United States. Opportunities for capital appreciation may also be presented by debt securities. The Fund may invest up to 35% of its total assets in debt obligations with remaining maturities of one year or more of U.S. or foreign corporate, governmental or bank issuers. It is the present intention of the Fund, although not a fundamental policy, not to invest more than 5% of its total assets in debt securities rated below investment-grade. Domestic investments of this Fund are managed by Richard J. Glasebrook II, Managing Director of Oppenheimer Capital. Mr. Glasebrook has been portfolio manager of this Fund since 1991. The Fund's investments in foreign securities are managed by Pierre Daviron, President and Chief Investment Officer of Oppenheimer Capital International, a division of Oppenheimer Capital created in 1993. Mr. Daviron was named portfolio manager of this Fund in 1993. Previously, he was Chairman and Chief Executive Officer at Indosuez Gartmore Asset Management, a division of Banque Indosuez, Paris, France. Prior thereto he was a Managing Director in Mergers and Acquisitions at J.P. Morgan.





                 ----------------------------------------------


  To provide liquidity for the purchase of new instruments and to effect redemptions of shares, the Funds typically invest a part of their assets in various types of U.S. government securities and high quality, short-term debt securities with remaining maturities of one year or less such as government obligations, certificates of deposit, bankers' acceptances, commercial paper, short-term corporate securities and repurchase agreements ("money market instruments"). For temporary defensive purposes, the Funds may invest up to 100% of their assets in such securities and, in the case of the Growth and Income Fund, preferred stock. At any time that a Fund for temporary defensive purposes invests in such securities, to the extent of such investments, it is not pursuing its investment objectives. In the case of the Global Equity Fund, such money market instruments may be issued by entities organized in the U.S. or any foreign country, denominated in dollars or in the currency of any foreign country.





  Except as indicated, the investment objectives and policies described above are fundamental and may not be changed without a vote of the shareholders. It is anticipated that the Funds each will have an annual turnover rate (excluding turnover of securities having a maturity of one year or less) of 100% or less. For the year ended October 31, 1994, the annual turnover rate of the Growth and Income Fund was 113%, which was higher than anticipated, as a result of asset allocation shifts made in reaction to interest rate changes and the overall market outlook. To the extent that higher portfolio turnover increases capital gains, more taxes will be payable.

     RISK FACTORS

          The value of the Funds' shares will fluctuate and on redemption the value of your shares may be more or less than your investment.

  There are two types of risk generally associated with owning equity securities: market risk and financial risk. Market risk is the risk associated with the movement of the stock market in general. Financial risk is associated with the financial condition and profitability of the underlying company. Smaller capitalization companies may experience higher growth rates and higher failure rates than do larger capitalization companies. The trading volume of securities of smaller capitalization companies is normally less than that of larger capitalization companies and, therefore, may disproportionately affect their market price, tending to make them rise more in response to buying demand and fall more in response to selling pressure than is the case with larger capitalization companies.

  There are two types of risk associated with owning debt securities: interest rate risk and credit risk. Interest rate risk relates to fluctuations in market value arising from changes in interest rates. If interest rates rise, the value of debt securities will normally decline and if interest rates fall, the value of debt securities will normally increase. All debt securities, including U.S. government securities, which are generally considered to be the most creditworthy of all debt obligations, are subject to interest rate risk. Securities with longer maturities generally will have a more pronounced reaction to interest rate changes than shorter term securities.


  Credit risk relates to the ability of the issuer to make periodic interest payments and ultimately repay principal at maturity. Bonds rated Baa3 by Moody's Investors Services, Inc. ("Moody's") or BBB- by Standard & Poor's Corporation ("S&P") which the Quest for Value, Small Capitalization, Opportunity, Growth and Income and Global Equity Funds may acquire, are described by those rating agencies as having speculative elements. If a debt security is rated below investment grade by one rating agency and as investment grade by a different rating agency, OpCap Advisors will make a determination as to the debt security's investment grade quality. It is the present intention of the Quest for Value, Small Capitalization and Global Equity Funds to invest no more than 5% of their respective assets in bonds rated below Baa3 by Moody's or BBB- by S&P (commonly known as "high yield" or "junk bonds"). In the event that any of those Funds intends in the future to invest more than 5% of its assets in such bonds, appropriate disclosures will be made to existing and prospective shareholders. The Growth and Income Fund may invest up to 25% of the value of its net assets in convertible debt and other debt securities rated not lower than Caa by Moody's or CCC by S&P, Fitch Investors Service, Inc. ("Fitch") or Duff & Phelps, Inc. ("Duff") or, if unrated, deemed to be of comparable quality by OpCap Advisors. Securities rated Ba by Moody's are judged to have speculative elements; their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Securities rated BB by S&P, Fitch or Duff are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payment. Securities rated Caa by Moody's or CCC by S&P, Fitch and Duff are considered to have predominantly speculative characteristics with respect to capacity to pay interest and repay principal and to be of poor standing. Securities rated Ca by Moody's are speculative to a high degree; such issues are often in default or have other marked shortcomings. A security rated C by Moody's has extremely poor prospects of ever attaining any real investment standing. Securities rated CI by S&P are income bonds on which no interest is being paid, and securities rated D by S&P are in payment default. Debt obligations of issuers outside the United States and its territories are rated on substantially the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the issuer but do not take into account potential actions by the government controlling the currency of denomination which might have a negative effect on exchange rates. The Growth and Income Fund does not intend to hold such lower-rated securities unless the opportunities for capital appreciation and income, combined, remain attractive. See the Appendix in the SAI for a more complete general description of Moody's, S&P, Fitch and Duff ratings. The ratings of Moody's, S&P, Fitch and Duff represent their opinions as to the quality of the obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market risk of these securities. Therefore, although these ratings may be an initial criterion for selection of such investments, OpCap Advisors also will evaluate these securities and the ability of the issuers of such securities to pay interest and principal. The Growth and Income Fund's ability to achieve its investment objectives may be more dependent on OpCap Advisors' credit analysis than might be the case for a fund that invested in higher rated securities. Once the rating of a security has been changed, the Growth and Income Fund will consider all circumstances deemed relevant in determining whether to continue to hold the security. The market price and yield of securities rated Ba or lower by Moody's and BB or lower by S&P, Fitch or Duff are more volatile than those of higher rated securities. Factors adversely affecting the market price and yield of these securities will adversely affect the Growth and Income Fund's net asset value. In addition, the retail secondary market for these securities may be less liquid than that of higher rated securities; adverse market conditions could make it difficult at times for the Growth and Income Fund to sell certain securities. The market values of certain lower rated debt securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than higher rated securities. Companies that issue such securities are often highly leveraged and may not have available to them more traditional methods of financing. Consequently, the risk associated with acquiring the securities of such issuers is greater than with higher rated securities. The Funds are not obliged to dispose of securities due to changes by the rating agencies. Although there is no minimum rating for the investments of the Quest for Value, Small Capitalization, Global Equity, or Growth and Income Funds, the Funds do not intend to invest in bonds which are in default. To the extent the Funds invest in mortgage-backed securities, they will be subject to prepayment risks. Prepayments of mortgage principal reduce the stream of future payments and generate cash which must be reinvested. Prepayments tend to increase following declines in interest rates, resulting in reinvestment in a lower interest rate environment.





  The nature and degree of market and financial risk affecting an investment in each of the Opportunity Fund and Growth and Income Fund will depend on the relative amounts of the Fund's assets committed to equity, longer-term debt or money market securities at any particular time.

  Higher portfolio turnover can be expected to result in a higher incidence of short-term capital gains upon which taxes will be payable and will also result in correspondingly higher transaction costs. Certain of the Funds may have turnover rates of up to 250%.


Additional Risks of Foreign Securities: All Funds may purchase foreign securities that are listed on a domestic or foreign securities exchange, traded in domestic or foreign over-the counter markets or represented by American Depository Receipts. There is no limit to the amount of such foreign securities the Funds may acquire. It will be the general practice of the Global Equity Fund to invest in foreign equity securities. Certain factors and risks are presented by investment in foreign securities which are in addition to the usual risks inherent in domestic securities. Foreign companies are not necessarily subject to uniform accounting, auditing and financial reporting standards or other regulatory requirements comparable to those applicable to U.S. companies. Thus, there may be less available information concerning non-U.S. issuers of securities held by a Fund than is available concerning U.S. companies. In addition, with respect to some foreign countries, there is the possibility of nationalization, expropriation or confiscatory taxation; income earned in the foreign nation being subject to taxation, including withholding taxes on interest and dividends (see "Tax Status"), or other taxes imposed with respect to investments in the foreign nation; limitations on the removal of securities, property or other assets of a fund; difficulties in pursuing legal remedies and obtaining judgments in foreign courts, or political or social instability or diplomatic developments which could affect U.S. investments in those countries. For a description of the risks of possible losses through holding of securities in foreign custodian banks and depositories, see "Risk Factors and Special Considerations" in the SAI.


  Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Non-U.S. stock exchanges and brokers are generally subject to less governmental supervision and regulation than in the U.S. and commissions on foreign stock exchanges are generally higher than negotiated commissions on U.S. transactions. In addition, there may in certain instances be delays in the settlement of non-U.S. stock exchange transactions. Certain countries restrict foreign investments in their securities markets. These restrictions may limit or preclude investment in certain countries, industries or market sectors, or may increase the cost of investing in securities of particular companies. Purchasing the shares of investment companies which invest in securities of a given country may be the only or the most efficient way to invest in that country. This may require the payment of a premium above the net asset value of such investment companies and the return will be reduced by the operating expenses of those investment companies.

  A decline in the value of the U.S. dollar against the value of any particular currency will cause an increase in the U.S. dollar value of a Fund's holdings denominated in such currency. Conversely, a decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Fund's holdings of securities denominated in such currency. Some foreign currency values may be volatile and there is the possibility of governmental controls on currency exchange or governmental intervention in currency markets which could adversely affect a Fund. The Funds do not intend to speculate in foreign currency in connection with the purchase or sale of securities on a foreign securities exchange but may enter into foreign currency contracts to hedge their foreign currency exposure. While those transactions may minimize the impact of currency appreciation and depreciation, the Funds will bear a cost for entering into the transaction and such transactions do not protect against a decline in the security's value relative to other securities denominated in that currency.

  The Global Equity Fund may invest its assets in American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") or Global Depository Receipts ("GDRs") which are U.S. dollar-denominated receipts that represent and may be converted into the underlying foreign security. ADRs, GDRs or EDRs are issued by persons other than the underlying issuer, typically a domestic bank or trust company. Issuers of the stock of ADRs, EDRs or GDRs sponsored by banks or trust companies are not obligated to disclose material information in the United States and therefore, there may not be a correlation between such information and the market value of such ADRs, GDRs or EDRs.




EMERGING MARKET COUNTRIES: Certain developing countries may have relatively unstable governments, economies based on only a few industries that are dependent upon international trade and reduced secondary market liquidity. Foreign investment in certain emerging market countries is restricted or controlled in varying degrees. In the past, securities in these countries have experienced greater price movement, both positive and negative, than securities of companies located in developed countries. Lower-rated high-yielding emerging market securities may be considered to have speculative elements.


SOVEREIGN DEBT OBLIGATIONS: The Global Equity Fund may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies, including those located in emerging market countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of emerging market countries may involve a high degree of risk and may be in default or present the risk of default. Certain emerging market countries have historically experienced, and may continue to experience, high inflation and interest rates, large fluctuations in exchange rates, large amounts of external debt, trade difficulties and extreme poverty and unemployment. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due. In the event of a default, the Funds may have limited legal recourse against the issuer or guarantor. Remedies must in some cases be pursued in the courts of the defaulting party itself and the ability of holders of foreign government debt securities to obtain recourse may depend on the political climate in the relevant country. No assurance can be given that the holders of commercial bank debt will not contest payments to holders of other sovereign debt obligations in the event of a default under their commercial bank loan agreements.


EASTERN EUROPE: The Global Equity Fund presently intends not to invest more than 5% of its net assets in companies located in Eastern European countries, but may invest in companies located outside of such countries which conduct business in such countries.


Options and Futures: Different uses of futures and options have different risk and return characteristics. Generally, selling futures contracts, purchasing put options and writing call options are strategies designed to protect against falling security prices and can limit potential gains if prices rise. Purchasing futures contracts, purchasing call options and writing put options are strategies whose returns tend to rise and fall together with securities prices and can cause losses if prices fall. If securities prices remain unchanged over time, option writing strategies tend to be profitable while option buying strategies tend to be unprofitable. THE GLOBAL EQUITY, GROWTH AND INCOME, SMALL CAPITALIZATION AND QUEST FOR VALUE FUNDS INTEND TO ENGAGE ONLY IN FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS OR OPTIONS ON STOCK INDEXES FOR BONA FIDE HEDGING OR OTHER NON-SPECULATIVE PURPOSES. The Small Capitalization Fund may write covered call options on individual securities. The Funds will not enter into any leveraged futures transactions.



Repurchase Agreements: All Funds may acquire securities subject to repurchase agreements. Repurchase agreements involve certain risks.


  For a further description of options and futures, repurchase agreements and reverse repurchase agreements and other investment techniques used by the Funds, see "Investment Restrictions and Techniques," below.

     INVESTMENT RESTRICTIONS AND TECHNIQUES


          The Funds are subject to certain investment restrictions which are fundamental policies changeable only by shareholder vote. The restrictions in a, b and c below do not apply to U.S. government securities. The restrictions apply to each Fund unless otherwise noted. A Fund may not : (a) Purchase more than 10% of the voting securities of any one issuer (for Global Equity and Growth and Income only with respect to 75% of its total assets; (b) Purchase more than 10% of any class of security of any issuer, with all outstanding debt securities and all preferred stock of an issuer each being considered as one class (all Funds except Global Equity and Growth and Income);
(c) Concentrate its investments in any particular industry, but if deemed appropriate for attaining its investment objective, a Fund may invest up to 25% of its total assets (valued at the time of investment) in any one industry classification used by the Fund for investment purposes (for this purpose, a foreign government is considered an industry). Concentration of investment in securities of one issuer may tend to increase a Fund's financial risk (See "Risk Factors," p. _); (d) Borrow money in excess of: 10% of the value of the Fund's total assets in the case of the Small Capitalization and Opportunity Funds;
33 1/3% of the value of the Fund's total assets in the case of the Quest for Value, Global Equity and Growth and Income Funds; each Fund (except for Quest for Value Fund) may borrow only from banks and only as a temporary measure for extraordinary or emergency purposes and will make no additional investments while such borrowings exceed 5% of the total assets; Quest for Value Fund may, but has no present intention to, borrow for leveraging purposes; (e) Invest more than 10% of the Fund's total assets in illiquid securities (15% for Quest for Value Fund,and the Global Equity Fund), including securities for which there is no readily available market, repurchase agreements which have a maturity of longer than seven days, securities subject to legal or contractual restrictions and certain over-the-counter options (it is the opinion of the Wisconsin Securities Commission that investments in restricted securities in excess of 5% of a Fund's total assets may be considered a speculative activity and therefore involve greater risk and increase the Fund's expenses; to comply with Wisconsin's securities laws, all Funds have agreed to limit investments in restricted securities to 5% of their respective total assets, although the restriction is not a fundamental policy of such Funds); and (f) Invest more than 5% (15% for Quest for Value Fund) of the Fund's total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. (This restriction is not a fundamental policy of each of the Global Equity or Growth and Income Funds, but was adopted to comply with a state's securities laws). Notwithstanding investment restriction (e) above, the Funds each may purchase securities which are not registered under the Securities Act of 1933 ("1933 Act") but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the Board of Directors or OpCap Advisors, acting under guidelines approved and monitored by the Board, which has the ultimate responsibility for any determination regarding liquidity, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in each of the Funds during any period that qualified institutional buyers become uninterested in purchasing these restricted securities. The ability to sell to qualified institutional buyers under Rule 144A is a relatively recent development and it is not possible to predict how this market will develop. The Board will carefully monitor any investments by each of the Funds in these securities. Other investment restrictions are described in the SAIs.


  The investment techniques or instruments described below are used for investment programs of the Funds.

Repurchase Agreements: All Funds may acquire securities subject to repurchase agreements. Under a typical repurchase agreement, a Fund acquires a debt security for a relatively short period (usually for one day and very seldom for more than one week) subject to an obligation of the seller to repurchase (and the Fund's obligation to resell) the security at an agreed-upon higher price, thereby establishing a fixed investment return during the holding period. Pending such repurchase, the seller of the instrument maintains securities as collateral equal in market value to the repurchase price.


  In the event a seller defaulted on its repurchase obligation, a Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. In the event of a seller's bankruptcy, a Fund might be delayed in, or prevented from, selling the collateral for the Fund's benefit. Each Fund's Board of Directors/Trustees has established procedures, which are periodically reviewed by the Board, pursuant to which OpCap Advisors will monitor the creditworthiness of the dealers and banks with which the Funds enter into repurchase agreement transactions.






Loans of Portfolio Securities: All Funds may lend portfolio securities if collateral (cash, U.S. Government or agency obligations or letters of credit) securing such loans is maintained daily in an amount at least equal to the market value of the securities loaned and if the Funds do not incur any fees (except transaction fees of the custodian bank) in connection with such loans. A Fund may call the loan at any time on five days' notice and reacquire the loaned securities. The Fund would receive the cash equivalent of the interest or dividends paid by the issuer on the securities loan and would have the right to receive the interest on investment of the cash collateral in short-term debt instruments. A portion of either or both kinds of such interest may be paid to the borrower of such securities. The Fund would continue to retain any voting rights with respect to the securities. The value of the securities loaned, if any, is not expected to exceed 10% of the value of the total assets of Quest for Value, Small Capitalization or Opportunity Funds and 33 1/3% of the value of the total assets of

Global Equity or Growth and Income Funds. There is a risk that the borrower of the securities may default and the Funds may have difficulty in reacquiring the loaned securities.


Brady Bonds. The Global Equity Fund may purchase Brady Bonds and other sovereign debt of countries that have restructured or are in the process of restructuring their sovereign debt. Brady Bonds are debt securities issued under the Brady Plan, a mechanism whereby debtor nations can restructure their indebtedness by negotiating with lenders and exchanging existing commercial bank debt for Brady Bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The Brady Plan only sets forth general guidelines for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. Brady Bonds have been issued only recently and consequently do not have a long payment history. The principal of certain Brady Bonds has been collateralized by Treasury zero coupon bonds with maturities equal to the final maturity of such Brady Bonds. In addition, the first two or three interest payments on certain Brady Bonds may be collateralized by cash or securities agreed upon by creditors. See "Risk Factors and Special Considerations" in the SAI for a more complete description of Brady Bonds.


Mortgage-Backed Securities: The Opportunity and Growth and Income Funds may invest in a type of mortgage-backed security known as modified pass-through certificates. Each certificate evidences an interest in a specific pool of mortgages that have been grouped together for sale and provides investors with payments of interest and principal. The issuer of modified pass-through certificates guarantees the payment of the principal and interest whether or not the issuer has collected such amounts on the underlying mortgage.


  The average life of these securities varies with the maturities of the underlying mortgage instruments (generally up to 30 years) and with the extent of prepayments or the mortgages themselves. Any such prepayments are passed through to the certificate holder, reducing the stream of future payments. Prepayments tend to rise in periods of falling interest rates, decreasing the average life of the certificate and generating cash which must be invested in a lower interest rate environment. This could also limit the appreciation potential of the certificates when compared to similar debt obligations which may not be paid down at will, and could cause losses on certificates purchased at a premium or gains on certificates purchased at a discount. Government National Mortgage Association ("Ginnie Mae") certificates represent pools of mortgages insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veteran's Administration. The guarantee of payments under these certificates is backed by the full faith and credit of the United States. Federal National Mortgage Association ("Fannie Mae") is a government-sponsored corporation owned entirely by private stockholders. The guarantee of payments under these instruments is that of Fannie Mae only. They are not backed by the full faith and credit of the United States but the U.S. Treasury may extend credit to Fannie Mae through discretionary purchases of its securities. The U.S. Government has no obligation to assume the liabilities of Fannie Mae. Federal Home Loan Mortgage Corp. ("Freddie Mac") is a corporate instrumentality of the United States government whose stock is owned by the Federal Home Loan Banks. Certificates issued by Freddie Mac represent interest in mortgages from its portfolio. Freddie Mac guarantees payments under its certificates but this guarantee is not backed by the full faith and credit of the United States and Freddie Mac does not have authority to borrow from the U.S. Treasury.

  The coupon rate of these instruments is lower than the interest rate on the underlying mortgages by the amount of fees paid to the issuing agencies, usually approximately 1/2 of 1%. It is not anticipated that the Funds' investments will have any particular maturity. Mortgage-backed securities, due to the scheduled periodic repayment of principal, and the possibility of accelerated repayment of underlying mortgage obligations, fluctuate in value in a different manner than other, non-redeemable debt securities. The Opportunity and Growth and Income Funds also may invest in "collateralized mortgage obligations" ("CMO's") which are debt obligations secured by mortgage-backed securities where the investor looks only to the issuer of the security for payment of principal and interest.


Options and Futures: The Global Equity Fund may purchase and sell financial futures contracts (including bond futures contracts and index futures contracts), foreign currency forward contracts, foreign currency futures contracts, options on futures contracts and options on currencies The Quest for Value, Small Capitalization and Growth and Income Funds may buy and sell options on stock indexes, futures contracts and options on futures to hedge their investments against changes in value or as a temporary substitute for purchases or sales of actual securities. The Small Capitalization Fund may write covered call options on individual securities. When each such Fund anticipates a significant market or market sector advance, the purchase of a futures contract affords a hedge against not participating in the advance at a time when the Fund is not fully invested ("anticipatory hedge"). Such a purchase of a futures contract would serve as a temporary substitute for the purchase of individual securities, which may be purchased in an orderly fashion once the market has stabilized. As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales. A Fund may sell futures contracts in anticipation of or in a general market or market sector decline or increase in interest rates that may adversely affect the market value of the Fund's securities ("defensive hedge"). To the extent that a Fund's portfolio of securities changes in value in correlation with the underlying security or index, the sale of futures contracts would substantially reduce the risk to the Fund of a market decline and by so doing, provide an alternative to the liquidation of securities positions in the Fund with attendant transaction costs. All options purchased or sold by a Fund will be traded on a U.S. or foreign commodities exchange or will result from separate, privately negotiated transactions with a primary government securities dealer recognized by the Board of Governors of the Federal Reserve System or with other broker-dealers approved by the Fund's Board. Options on securities, futures contracts and options on futures contracts that are traded on foreign exchanges are subject to the risk of governmental action affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by
(i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, (v) lesser trading volume and (vi) in certain circumstances, currency fluctuations. In addition, the Small Capitalization Fund may write covered call options on individual securities.


  So long as Commodities Futures Trading Commission rules so require, a Fund will not enter into any financial futures or options contract unless such transactions are for bona-fide hedging purposes or for other purposes only if the aggregate initial margins and premiums required to establish such non-hedging positions would not exceed 5% of the liquidation value of the Fund's total assets. A call option written by a Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or
(b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Government Securities or other liquid high-grade debt securities in a segregated account with its custodian. A put option written by a Fund is "covered" if the Fund maintains cash, U.S. Government securities or other liquid high-grade debt securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. As a result, the Fund forgoes the opportunity of trading the segregated assets or writing calls against those assets. There may not be a complete correlation between the price of options or futures and the market prices of the underlying securities. The Fund may lose the ability to profit from an increase in the market value of the underlying securities or may lose its premium payment. If due to a lack of a market the Fund could not effect a closing purchase transaction with respect to an OTC option, it would have to hold the callable securities until the call lapsed or was exercised.

When-Issued and Delayed Delivery Securities and Firm Commitments: All Funds may purchase securities on a "when-issued" or "delayed delivery" basis or may either purchase or sell securities on a "firm commitment basis", whereby the price is fixed at the time of commitment but delivery and payment may be as much as a month or more later. The underlying securities are subject to market fluctuations and no interest accrues prior to delivery of the securities.


Rights and Warrants (Global Equity and Growth and Income Funds): Each of these Funds may invest up to 5% of its total assets in rights or warrants which entitle the holder to buy equity securities at a specific price for a specific period of time. The 5% limitation is not a fundamental policy for the Global Equity and Growth and Income Funds.


     INVESTMENT MANAGEMENT AGREEMENT


          The Fund is managed by the Manager, Oppenheimer Management Corporation, which supervises each Fund's investment program and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Trustees, under an Investment Advisory Agreement with each Fund which states the Manager's responsibilities. The agreement sets forth the fees paid by the Fund to the Manager and describes the expenses that the Fund pays to conduct its business.



          The Manager has operated as an investment adviser since 1959. The Manager (including a subsidiary) currently manages investment companies, including other OppenheimerFunds, with assets of more than $35 billion as of June 30, 1995, and with more than 2.6 million shareholder accounts. The Manager is owned by Oppenheimer Acquisition Corp., a holding company that is owned in part by senior officers of the Manager and controlled by Massachusetts Mutual Life Insurance Company.



          For its services under the Investment Advisory Agreement, the Funds pay the Manager the following annual fees based on each Fund's daily net assets:
Growth and Income - .85%; Quest for Value Fund, Opportunity and Small Capitalization Funds - 1.00% of the first $400 million of net assets. .90% of the next $400 million of net assets and .85% of net assets over $800 million. Global Equity Fund - .75% of the first $400 million of net assets, .70% of the next $400 million of net assets and .65% of net assets over $800 million. Each of the Funds except the Quest for Value and Global Equity Funds also reimburses the Manager for bookkeeping and accounting services performed on behalf of each Fund.



          The Manager has retained OpCap Advisors to provide day-to-day management of the Fund. OpCap Advisors is a majority-owned subsidiary of Oppenheimer Capital, a registered investment advisor, whose employees perform all investment advisory services provided to the Funds by OpCap Advisors. The Manager will pay OpCap Advisors an annual fee based on the average daily net assets of each Fund equal to 40% of the advisory fee (and administration fee in the case of the Global Equity Fund) collected by the Manager based on the total net assets of the Fund as of November , 1995 (the "Base Amount") plus 30% of the investment advisory fee (and administration fee in the case of the Global Equity Fund) collected by the Manager based on the total net assets of the Fund that exceed the base amount. Oppenheimer Financial Corp., a holding company holds a 33% interest in Oppenheimer Capital, a registered investment advisor, and Oppenheimer Capital, L.P., a Delaware limited partnership whose units are traded on the New York Stock Exchange and of which Oppenheimer Financial Corp. is the sole general partner, owns the remaining 67% interest. Oppenheimer Capital has operated as an investment advisor since 1968.



          OpCap Advisors may select its affiliate Oppenheimer & Co., Inc. ("Opco"), a registered broker-dealer to execute transactions for the Funds, provided that the commissions, fees or other remuneration received by Opco are reasonable and fair compared to those paid to other brokers in connection with comparable transactions. When selecting broker-dealers other than Opco, OpCap Advisors may consider their record of sales of shares of the Funds.



  Pursuant to an Administration Agreement with the Global Equity Fund, the Manager provides administrative services and manages the business affairs of each Fund. Such services include maintenance of the Fund's books and records, monitoring the activities of entities providing services to the Fund, furnishing office space, facilities, equipment, clerical help and bookkeeping and legal services required in the conduct of the Fund's business, including the preparation of proxy statements and reports filed with federal and state securities commissions (except to the extent that the participation of independent accountants and attorneys is, in the opinion of the Manager, necessary or desirable). The Manager bears the cost of telephone service, heat, light, power and other utilities provided to the Fund. For these services, the Global Equity Fund pays the Manager a fee at the annual rate of .25% of average daily net assets of the Fund.


  Each Fund is responsible for bearing certain expenses attributable to the Fund but not to a particular class ("Fund Expenses"), including deferred organization expenses; taxes; registration fees; typesetting of prospectuses and financial reports required for distribution to shareholders; brokerage commissions; fees and related expenses of trustees or directors who are not interested persons; legal, accounting and audit expenses; custodian fees; insurance premiums; and trade association dues. Fund Expenses will be allocated based on the total net assets of each class. Each class of shares of each Fund will also be responsible for certain expenses attributable only to that class ("Class Expenses"). These Class Expenses may include distribution and service fees, transfer and shareholder servicing agent fees, professional fees, printing and postage expenses for materials distributed to current shareholders, state registration fees and shareholder meeting expenses. Such items are considered Class Expenses provided such fees and expenses relate solely to such Class. A portion of printing expenses, such as typesetting costs, will be divided equally among the Funds, while other printing expenses, such as the number of copies printed, will be considered Class Expenses.






HOW TO BUY SHARES

CLASSES OF SHARES. The Fund offers investors three different classes of shares. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices.

      / / CLASS A SHARES. If you buy Class A shares, you may pay an initial sales charge on investments up to $1 million (up to $500,000 for purchases by OppenheimerFunds prototype 401(k) plans). If you purchase Class A shares as part of an investment of at least $1 million ($500,000 for OppenheimerFunds prototype 401(k) plans) in shares of one or more OppenheimerFunds or former Quest Funds, you will not pay an initial sales charge, but if you sell any of those shares within 18 months of buying them, you may pay a contingent deferred sales charge. The amount of that sales charge will vary depending on the amount you invested. Sales charges are described in "Buying Class A Shares" below.

      / / CLASS B SHARES. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you sell your shares within six years you will normally pay a contingent deferred sales charge that varies, depending on how long you have owned your shares. It is described in "Buying Class B Shares" below.

      / / CLASS C SHARES. When you buy Class C shares, you pay no sales charge at the time of purchase, but if you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1%. It is described in "Buying Class C Shares" below.

WHICH CLASS OF SHARES SHOULD YOU CHOOSE? Once you decide that a Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your financial advisor. The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time. The most important factors are how much you plan to invest, how long you plan to hold your investment, and whether you anticipate exchanging your shares for shares of other OppenheimerFunds (not all of which currently offer Class B and Class C shares). If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

      In the following discussion, to help provide you and your financial advisor with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in the Fund. We used the sales charge rates that apply to each class, and considered the effect of the asset-based sales charges on Class B and Class C expenses (which will affect your investment return). For the sake of comparison, we have assumed that there is a 10% rate of appreciation in the investment each year. Of course, the actual performance of your investment cannot be predicted and will vary, based on the Fund's actual investment returns and the operating expenses borne by each class of shares, and which class you invest in.

      The factors discussed below are not intended to be investment advice or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only ONE class of shares and not a combination of shares of different classes.

      / / HOW LONG DO YOU EXPECT TO HOLD YOUR INVESTMENT? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest. For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment (which reduces the amount of your investment dollars used to buy shares for your account), compared to the effect over time of higher class-based expenses on Class B or C shares for which no initial sales charge is paid.

      INVESTING FOR THE SHORT TERM. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares, because of the effect of the Class B contingent deferred sales charge if you redeem within 6 years, as well as the effect of the Class B asset-based sales charge on the investment return for that class in the short-term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C Shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year.

However, if you plan to invest more than $100,000 for the shorter term, then the more you invest and the more your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because the annual asset-based sales charge on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A might be more advantageous than Class C (as well as Class B) for investments of more than $100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000 expected to be held 4 to 6 years (or more), Class A shares may become more advantageous than Class C (and B). If investing $500,000 or more, Class A may be more advantageous as your investment horizon approaches 3 years or more.

And for most investors who invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, the Distributor normally will not accept purchase orders of $500,000 or $1 million or more of Class B or C shares respectively from a single investor. Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, using the assumed annual performance return stated above, and therefore should not be relied on as rigid guidelines.

      INVESTING FOR THE LONGER TERM. If you are investing for the longer term, for example, for retirement, and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate consideration, if you plan to invest less than $100,000. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B shares or C shares, as discussed above, because of the effect of the expected lower expenses for class A shares and the reduced initial sales charges available for larger investments in Class A shares under the Funds' Right of Accumulation.

      / /  ARE THERE DIFFERENCES IN ACCOUNT FEATURES THAT MATTER TO YOU?
Because some account features may not be available for Class B or Class C shareholders, you should carefully review how you plan to use your investment account before deciding which class of shares is better for you. For example, share certificates are not available for Class B or Class C shares, and if you are considering using your shares as collateral for a loan, that may be a factor to consider. Additionally, dividends payable to Class B and Class C shareholders will be reduced by the additional expenses borne solely by those classes, such as the asset-based sales charges described below and in the Statement of Additional Information.

      / / HOW DOES IT AFFECT PAYMENTS TO MY BROKER? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class rather than another class. It is important that investors understand that the purpose of the contingent deferred sales charges and asset-based sales charges for Class B and Class C shares are the same as the purpose of the front-end sales charge on sales of Class A shares: to compensate the Distributor for commissions it pays to dealers and financial institutions for selling shares.

HOW MUCH MUST YOU INVEST? You can open a Fund account with a minimum initial investment of $1,000 and make additional investments at any time with as little as $25. There are reduced minimum investments under special investment plans:

           With Asset Builder Plans, Automatic Exchange Plans, 403(b)(7) custodial plans and military allotment plans, you can make initial and subsequent investments of as little as $25; and subsequent purchases of at least $25 can be made by telephone through AccountLink.

           Under pension and profit-sharing plans and Individual Retirement Accounts (IRAs), you can make an initial investment of as little as $250 (if your IRA is established under an Asset Builder Plan, the $25 minimum applies), and subsequent investments may be as little as $25.

           There is no minimum investment requirement if you are buying shares by reinvesting dividends from the Fund or other OppenheimerFunds (a list of them appears in the Statement of Additional Information, or you can ask your dealer or call the Transfer Agent), or by reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

      / / HOW ARE SHARES PURCHASED? You can buy shares several ways: through any dealer, broker or financial institution that has a sales agreement with the Distributor, directly through the Distributor, or automatically from your bank account through an Asset Builder Plan under the OppenheimerFunds AccountLink service. WHEN YOU BUY SHARES, BE SURE TO SPECIFY CLASS A, CLASS B OR CLASS C SHARES. IF YOU DO NOT CHOOSE, YOUR INVESTMENT WILL BE MADE IN CLASS A SHARES.

      / / BUYING SHARES THROUGH YOUR DEALER. Your dealer will place your order with the Distributor on your behalf.

      / / BUYING SHARES THROUGH THE DISTRIBUTOR. Complete an OppenheimerFunds New Account Application and return it with a check payable to "Oppenheimer Funds Distributor, Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217. If you don't list a dealer on the application, the Distributor will act as your agent in buying the shares. However, we recommend that you discuss your investment first with a financial advisor, to be sure it is appropriate for you.

      / / BUYING SHARES THROUGH OPPENHEIMERFUNDS ACCOUNTLINK. You can use AccountLink to link your Fund account with an account at a U.S. bank or other financial institution that is an Automated Clearing House (ACH) member, to transmit funds electronically to PURCHASE SHARES, to have the Transfer Agent SEND REDEMPTION PROCEEDS, or to TRANSMIT DIVIDENDS AND DISTRIBUTIONS.

      Shares are purchased for your account on the regular business day the Distributor is instructed by you to initiate the ACH transfer to buy shares. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds PhoneLink, also described below. You should request AccountLink privileges on the application or dealer settlement instructions used to establish your account. Please refer to "AccountLink" below for more details.

      / / ASSET BUILDER PLANS. You may purchase shares of the Fund (and up to four other OppenheimerFunds) automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink. Details are on the Application and in the Statement of Additional Information.

      / / AT WHAT PRICE ARE SHARES SOLD? Shares are sold at the public offering price based on the net asset value (and any initial sales charge that applies) that is next determined after the Distributor receives the purchase order in Denver. In most cases, to enable you to receive that day's offering price, the Distributor must receive your order by the time of day the New York Stock Exchange closes, which is normally 4:00 P.M., New York time, but may be earlier on some days (all references to time in this Prospectus mean "New York time"). The net asset value of each class of shares is determined as of that time on each day the New York Stock Exchange is open (which is a "regular business day").

      If you buy shares through a dealer, the dealer must receive your order by the regular close of business of the New York Stock Exchange on a regular business day and transmit it to the Distributor so that it is received before the Distributor's close of business that day, which is normally 5:00 P.M. THE DISTRIBUTOR MAY REJECT ANY PURCHASE ORDER FOR THE FUND'S SHARES, IN ITS SOLE DISCRETION.

BUYING CLASS A SHARES. Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, where purchases are not subject to an initial sales charge, the offering price may be net asset value. In some cases, reduced sales charges may be available, as described below. Out of the amount you invest, the Fund receives the net asset value to invest for your account. The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor and allocated to your dealer as commission. The current sales charge rates and commissions paid to dealers and brokers are as follows:


______________________________________________________________________________________
                      FRONT-END SALES CHARGE    FRONT-END SALES CHARGE   COMMISSION AS
                       AS A PERCENTAGE OF        AS A PERCENTAGE OF      PERCENTAGE OF
AMOUNT OF PURCHASE      OFFERING PRICE            AMOUNT INVESTED       OFFERING PRICE
______________________________________________________________________________________

Less than $25,000            5.75%                    6.10%                4.75%

$25,000 or more but
less than $50,000            5.50%                    5.82%                4.75%

$50,000 or more but
less than $100,000           4.75%                    4.99%                4.00%

$100,000 or more but
less than $250,000           3.75%                    3.90%                3.00%

$250,000 or more but
less than $500,000           2.50%                    2.56%                2.00%

$500,000 or more but
less than $1 million         2.00%                    2.04%                1.60%
______________________________________________________________________________________





The Distributor reserves the right to reallow the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal securities laws.

     / / CLASS A CONTINGENT DEFERRED SALES CHARGE. There is no initial sales charge on purchases of Class A shares of any one or more of the OppenheimerFunds in the following cases:

          / / Purchases aggregating $1 million or more, or / / Purchases by an OppenheimerFunds prototype 401(k) plan that: (1)
buys shares costing $500,000 or more, or (2) has, at the time of purchase, 100 or more eligible participants, or (3) certifies that it projects to have annual plan purchases of $200,00 or more.

     Shares of any of the OppenheimerFunds that offer only one class of shares that has no designation are considered "Class A shares" for this purpose. The Distributor pays dealers of record commissions on those purchases in an amount equal to the sum of 1.0% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of purchases over $5 million. That commission will be paid only on the amount of those purchases in excess of $1 million ($500,000 for purchases by OppenheimerFunds 401(k) prototype plans) that were not previously subject to a front-end sales charge and dealer commission.



     If you redeem any of those shares within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") will be deducted from the redemption proceeds. That sales charge will be equal to 1.0% of (1) the aggregate net asset value of the redeemed shares (not including shares purchased by reinvestment of dividends or capital gain distributions) or (2) the original cost of the shares, whichever is less. Shares purchased prior to July 1, 1994 are subject to a contingent deferred sales charge if they are redeemed within 24 months of the end of the calendar month in which they were purchased in an amount equal to 1% if the redemption occurs within the first 12 months and equal to .5 of 1% if the redemption occurs in the next 12 months. Shares purchased on or after July 1, 1994 but prior to the date of this prospectus are subject to a contingent deferred sales charge if they are redeemed within 12 months of the end of the calendar month of their purchase in an amount equal to 1%. However, the

Class A contingent deferred sales charge will not exceed the aggregate commissions the Distributor paid to your dealer on all Class A shares of all OppenheimerFunds you purchased subject to the Class A contingent deferred sales charge.



     In determining whether a contingent deferred sales charge is payable, the Fund will first redeem shares that are not subject to the sales charge, including shares purchased by reinvestment of dividends and capital gains, and then will redeem other shares in the order that you purchased them. The Class A contingent deferred sales charge is waived in certain cases described in "Waivers of Class A Sales Charges" below.


     No Class A contingent deferred sales charge is charged on exchanges of shares under the Fund's exchange privilege (described below). However, if the shares acquired by exchange are redeemed within 18 months of the end of the calendar month of the purchase of the exchanged shares, the sales charge will apply.

     / / SPECIAL ARRANGEMENTS WITH DEALERS. The Distributor may advance up to 13 months' commissions to dealers that have established special arrangements with the Distributor for Asset Builder Plans for their clients. Dealers whose sales of Class A shares of OppenheimerFunds (other than money market funds) under OppenheimerFunds-sponsored 403(b)(7) custodial plans exceed $5 million per year (calculated per quarter), will receive monthly one-half of the Distributor's retained commissions on those sales, and if those sales exceed $10 million per year, those dealers will receive the Distributor's entire retained commission on those sales.

REDUCED SALES CHARGES FOR CLASS A SHARE PURCHASES. You may be eligible to buy Class A shares at reduced sales charge rates in one or more of the following ways:

     / / RIGHT OF ACCUMULATION. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together Class A and Class B shares you purchase for your individual accounts, or jointly, or for trust or custodial accounts on behalf of your children who are minors. A fiduciary can cumulate shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts.

     Additionally, you can add together current purchases of Class A and Class B shares of the Fund and other OppenheimerFunds to reduce the sales charge rate that applies to current purchases of Class A shares. You can also count Class A and Class B shares of OppenheimerFunds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold that investment in one of the OppenheimerFunds. The value of those shares will be based on the greater of the amount you paid for the shares or their current value (at offering price). The OppenheimerFunds are listed in "Reduced Sales Charges" in the Statement of Additional Information, or a list can be obtained from the Transfer Agent. The reduced sales charge will apply only to current purchases and must be requested when you buy your shares.

     / / LETTER OF INTENT. Under a Letter of Intent, if you purchase Class A shares or Class A and Class B shares of the Fund and other OppenheimerFunds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period. This can include purchases made up to 90 days before the date of the Letter. More information is contained in the Application and in "Reduced Sales Charges" in the Statement of Additional Information.

     / / GROUP AND ASSOCIATION PURCHASES AND PURCHASES BY CERTAIN QUALIFIED RETIREMENT PLANS. The following table sets forth the applicable sales charge for purchases of Class A shares made through a single broker or dealer by qualified retirement plans including 401(k), 403(b) plans, SEP/IRA and IRA plans of a single employer, and by members of associations formed for any purpose other than the purchase of securities that purchased shares of any former Quest Fund or that received a proposal from OpCap Distributors prior to the date of this prospectus:

NUMBER OF                                     AS A %    AS A %     PERCENT OF
ELIGIBLE EMPLOYEES OR MEMBERS                   OF        OF        OFFERING
                                             OFFERING     NET        PRICE
                                               PRICE     ASSET   RE-ALLOWED TO
                                                         VALUE      SELLING
                                                          PER       DEALERS
                                                         SHARE

9 or less . . . . . . . . . . . . . . . . .    3.00%     3.09%       2.60%
Between 10 & 49 . . . . . . . . . . . . . .    2.00%     2.04%       1.65%
50 or more  . . . . . . . . . . . . . . . .    0.00%   see "Class A Contingent
                                                       Deferred Sales Charge,"
                                                       p.



  Purchases made under the Group Purchase provision will qualify for the lower of the sales charge computed according to the table based on the number of eligible employees in a plan or members of an association or the sales charge level under the Rights of Accumulation described above. Purchases by retirement plans covering 50 or more eligible employees or by associations or groups with 50 or more members shall be entitled to the sales charge waiver applicable to purchases of $1 million or more described above. In addition, purchases by 401(k) plans can qualify for this sales charge waiver if, in the opinion of Quest Distributors, the initial purchase plus projected contributions to be invested in the plan for the following 12 months will exceed $1,000,000. Individuals who qualify for reduced sales charges as members of associations,groups or eligible employees in plans as set forth in the above table also may purchase shares for their individual or custodial accounts at the same sales charge level.

   / / WAIVERS OF CLASS A SALES CHARGES. The Class A sales charges are not imposed in the circumstances described below. There is an explanation of this policy in "Reduced Sales Charges" in the Statement of Additional Information.

      WAIVERS OF INITIAL AND CONTINGENT DEFERRED SALES CHARGES FOR CERTAIN PURCHASERS. Class A shares purchased by the following investors are not subject to any Class A sales charges:

   / /   the Manager or its affiliates;

   / /   present or former officers, directors, trustees and employees (and their "immediate families" as defined in "Reduced Sales Charges" in the Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees;

   / /   registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose;

   / /   dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees;

   / /   employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and are identified to the Distributor) or with the Distributor; the purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children);

   / /   dealers, brokers or registered investment advisers that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients; and

   / /   dealers, brokers or registered investment advisers that have entered into an agreement with the Distributor to sell shares of defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administrative services.

   / /   directors, trustees, officers or full time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan for any of them.

   / /   accounts advised by Oppenheimer Capital or persons who are directors or trustees of such accounts.

   / /   purchases made with the proceeds of maturing principal of any
Qualified Unit Investment Liquid Trust Series.

   / /   Shareholders of the AMA Family of Funds who acquired shares of any of the former Quest for Value Funds pursuant to a combination of a Quest Fund with a portfolio of the AMA Family of Funds who were shareholders of the AMA Family of Funds on February 28, 1991, provided they continuously own shares of a former Quest Fund.

   / /   Shareholders who acquired shares of any Quest Fund pursuant to the combination of certain Quest Funds with portfolios of the Unified Funds, provided they continuously own shares of a former Quest Fund.

      WAIVERS OF INITIAL AND CONTINGENT DEFERRED SALES CHARGES IN CERTAIN TRANSACTIONS. Class A shares issued or purchased in the following transactions are not subject to Class A sales charges:

   / /   shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party,

   / /   shares purchased by the reinvestment of loan repayments by a participant in a retirement plan for which the Manager or its affiliates acts as sponsor,

   / /   shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other OppenheimerFunds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor, or

   / /   shares purchased and paid for with the proceeds of shares redeemed in the prior 12 months from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid (this waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner); this waiver must be requested when the purchase order is placed for your shares of the Fund, and the Distributor may require evidence of your qualification for this waiver.

      WAIVERS OF THE CLASS A CONTINGENT DEFERRED SALES CHARGE FOR CERTAIN REDEMPTIONS. The Class A contingent deferred sales charge does not apply to purchases of Class A shares at net asset value without sales charge as described in the two sections above. It is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:

   / /   for retirement distributions or loans to participants or beneficiaries from qualified retirement plans, deferred compensation plans or other employee benefit plans, including OppenheimerFunds prototype 401(k) plans (these are all referred to as "Retirement Plans:); or

   / /   to return excess contributions made to Retirement Plans; or

   / /   to make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the original account value; or

   / /   involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (see "Shareholder Account Rules and Policies," below); or

   / /   if, at the time a purchase order is placed for Class A shares that would otherwise be subject to the Class A contingent deferred sales charge, the dealer agrees to accept the dealer's portion of the commission payable on the sale in installments of 1/18th of the commission per month (and no further commission will be payable if the shares are redeemed within 18 months of purchase); or



   / /   for distributions from OppenheimerFunds prototype 401(k) plans for any of the following cases or purposes: (1) following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary (the death or disability must occur after the participant's account was established); (2) hardship withdrawals, as defined in the plan; (3) under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code; (4) to meet the minimum distribution requirements of the Internal Revenue Code; (5) to establish "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code, or (6) separation from service.



   / /  DISTRIBUTION AND SERVICE PLAN FOR CLASS A SHARES.   Each Fund has
adopted a Distribution and Service Plan for Class A shares to compensate the Distributor for distributing Class A shares and servicing accounts. Under the Plan the Fund pays the Distributor an annual distribution fee of .15% per year on Class A shares of the Growth and Income Fund and .25% per year on Class A shares of the Quest for Value Fund, Opportunity, Small Capitalization and Global Equity Funds. The Distributor also receives a service fee of .25% per year with respect to all the Funds. Both fees are computed on the average annual net assets of Class A shares, determined as of the close of each regular business day. The distribution fee is used by the Distributor to compensate dealers that sell Class A shares. The Distributor uses all of the service fees to compensate dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. Services to be provided include, among others, answering customer inquiries about a Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. The payments under the Plan increase the annual expenses of Class A shares. For more details, please refer to "Distribution and Service Plans" in the Statement of Additional Information.

BUYING CLASS B SHARES. Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within 6 years of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The charge will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price. The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions). The Class B contingent deferred sales charge is paid to the Distributor to reimburse its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.

   To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 6 years, and (3) shares held the longest during the 6-year period.

   The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

YEARS SINCE                     CONTINGENT DEFERRED SALES CHARGE
BEGINNING OF MONTH IN WHICH        ON REDEMPTIONS IN THAT YEAR
PURCHASE ORDER WAS ACCEPTED    (AS % OF AMOUNT SUBJECT TO CHARGE)

0 - 1                                         5.0%
1 - 2                                         4.0%
2 - 3                                         3.0%
3 - 4                                         3.0%
4 - 5                                         2.0%
5 - 6                                         1.0%
6 and following                               None

In the table, a "year" is a 12-month period. All purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

   / / AUTOMATIC CONVERSION OF CLASS B SHARES. Six years after you purchase Class B shares, those shares will automatically convert to Class A shares.
Class B shares purchased prior to the date of this Prospectus will convert to Class A shares after eight years. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class B Distribution Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When Class B shares convert, any other Class B shares that were acquired by the reinvestment of dividends and distributions on the converted shares will also convert to Class A shares. The conversion feature is subject to the continued availability of a tax ruling described in "Alternative Sales Arrangements - Class A, Class B and Class C Shares" in the Statement of Additional Information.

   / / DISTRIBUTION AND SERVICE PLAN FOR CLASS B SHARES. The Fund has adopted a Distribution and Service Plan for Class B shares to compensate the Distributor for distributing Class B shares and servicing accounts. Under the Plan, the Fund pays the Distributor an annual "asset-based sales charge" of 0.75% per year on Class B shares that are outstanding for 6 years or less. The Distributor also receives a service fee of 0.25% per year. Both fees are computed on the average annual net assets of Class B shares, determined as of the close of each regular business day. The asset-based sales charge allows investors to buy Class B shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell Class B shares.

   The Distributor uses the service fee to compensate dealers for providing personal services for accounts that hold Class B shares. Those services are similar to those provided under the Class A Service Plan, described above. The asset-based sales charge and service fee increase Class B expenses by 1.00% of average net assets per year.

   The Distributor pays the 0.25% service fee to dealers in advance for the first year after Class B shares have been sold by the dealer. After the shares have been held for a year, the Distributor pays the fee on a quarterly basis. The Distributor pays sales commissions of 3.75% of the purchase price to dealers from its own resources at the time of sale.

   The Fund pays the asset-based sales charge to the Distributor for its services rendered in connection with the distribution of Class B shares. Those payments, retained by the Distributor, are at a fixed rate which is not related to the Distributor's expenses. The services rendered by the Distributor include paying and financing the payment of sales commissions, service fees, and other costs of distributing and selling Class B shares. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the service fee and/or asset-based sales charge to the Distributor for distributing Class B shares before the Plan was terminated.

BUYING CLASS C SHARES. Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within 12 months of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The charge will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price. The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions). The Class C contingent deferred sales charge is paid to the Distributor to reimburse its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.

   To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 12 months, and (3) shares held the longest during the 12-month period.

   / / DISTRIBUTION AND SERVICE PLAN FOR CLASS C SHARES. The Fund has adopted a Distribution and Service Plan for Class C shares to compensate the Distributor for distributing Class C shares and servicing accounts. Under the Plan, the Fund pays the Distributor an annual "asset-based sales charge" of 0.75% per year on Class C shares. The Distributor also receives a service fee of 0.25% per year. Both fees are computed on the average annual net assets of Class C shares, determined as of the close of each regular business day. The asset-based sales charge allows investors to buy Class C shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell Class C shares.

   The Distributor uses the service fee to compensate dealers for providing personal services for accounts that hold Class C shares. Those services are similar to those provided under the Class A Service Plan, described above. The asset-based sales charge and service fees increase Class C expenses by 1.00% of average net assets per year.

   The Distributor pays the 0.25% service fee to dealers in advance for the first year after Class C shares have been sold by the dealer. After the shares have been held for a year, the Distributor pays the fee on a quarterly basis. The Distributor pays sales commissions of 0.75% of the purchase price to dealers from its own resources at the time of sale. The total up-front commission paid by the Distributor to the dealer at the time of sale of Class C shares is 1.00% of the purchase price. The Distributor plans to pay the asset-based sales charge as an ongoing commission to the dealer on Class C shares that have been outstanding for a year or more.

   The Fund pays the asset-based sales charge to the Distributor for its services rendered in connection with the distribution of Class C shares. Those payments are at a fixed rate which is not related to the Distributor's expenses. The services rendered by the Distributor include paying and financing the payment of sales commissions, service fees, and other costs of distributing and selling Class C shares, including compensation of personnel of the Distributor who support distribution of Class C shares. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the service fee and/or asset-based sales charge to the Distributor for distributing Class C shares before the plan was terminated.

   / / WAIVERS OF CLASS B AND CLASS C SALES CHARGES. The Class B and Class C contingent deferred sales charges will not be applied to shares purchased in certain types of transactions nor will it apply to shares redeemed in certain circumstances as described below. The reasons for this policy are in "Reduced Sales Charges" in the Statement of Additional Information.

   WAIVERS FOR REDEMPTIONS IN CERTAIN CASES. The Class B and Class C contingent deferred sales charges will be waived for redemptions of shares in the following cases:

   / / distributions to participants or beneficiaries from Retirement Plans, if the distributions are made (a) under an Automatic Withdrawal Plan after the participant reaches age 59-1/2, as long as the payments are no more than 10% of the account value annually (measured from the date the Transfer Agent received the request), or (b) following the death or disability (as defined in the Internal Revenue Code ("IRC")) of the participant or beneficiary (the death or disability must have occurred after the account was established);

   / / redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder (the death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration);

   / / returns of excess contributions to Retirement Plans;

   / / distributions from IRAs (including SEP-IRAs and SAR/SEP accounts) before the participant is age 59-1/2, and distributions from 403(b)(7) custodial plans or pension or profit sharing plans before the participant is age 59-1/2 but only after the participant has separated from service, if the distributions are made in substantially equal periodic payments over the life (or life expectancy) of the participant or the joint lives (or joint life and last survivor expectancy) of the participant and the participant's designated beneficiary (and the distributions must comply with other requirements for such distributions under the IRC and may not exceed 10% of the account value annually, measured from the date the Transfer Agent received the request);

   / / shares redeemed involuntarily, as described in "Shareholder Account Rules and Policies," below; or

   / / distributions from OppenheimerFunds prototype 401(k) plans: (1) for hardship withdrawals; (2) under a Qualified Domestic Relations Order, as defined in the IRC; (3) to meet minimum distribution requirements as defined in the IRC; (4) to make "substantially equal periodic payments" as described in
Section 72(t) of the IRC;  (5) for separation from service.

WAIVERS FOR REDEMPTIONS WITH RESPECT TO PURCHASES PRIOR TO MARCH 6, 1995. The CDSC will be waived in the case of redemptions of Class A, B or C shares purchased prior to March 6, 1995 in connection with (i) distributions to participants or beneficiaries of plans qualified under Section 401(a) of the Internal Revenue Code ("IRC") or from custodial accounts under IRC
Section 403(b)(7), individual retirement accounts under IRC Section 408(a), deferred compensation plans under IRC section 457 and other employee benefit plans ("plans"), and returns of excess contributions made to these plans,
(ii) withdrawals under an automatic withdrawal plan where the annual withdrawal does not exceed 10% of the opening value of the account (only for Class B and C shares); and (iii) liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum.

WAIVERS FOR REDEMPTION WITH RESPECT TO PURCHASES ON OR AFTER MARCH 6, 1995 BUT PRIOR TO DATE OF THE PROSPECTUS. The CDSC will be waived in the case of redemptions of Class A, B or C shares purchased on or after March 6, 1995, but prior to the date of this Prospectus in connection with 1) distributions to participants or beneficiaries from individual retirement accounts under
Section 408(a) of the and retirement plans under Section 401(a), 401(k), 403(b) and 457 of the IRC, which distributions are made either (a) to an individual participant as a result of separation from service or (b) following the death or disability (as defined in the IRC) of the participant or beneficiary; 2) returns of excess contributions to such retirement plans;
3) redemptions other than from retirement plans following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration); [4) withdrawals under an automatic withdrawal plan where the annual withdrawals do not exceed 10% of the opening value of the account (only for Class B and C shares)]; and
5) liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum. A shareholder will be credited with any CDSC paid in connection with the redemption of any Class A, B or C shares if within 90 days after such redemption, the proceeds are invested in the same Class of shares in the same and/or another Fund.

SPECIAL FIDUCIARY RELATIONSHIPS. The CDSC will not apply with respect to purchases of Class A shares for which the selling dealer is not permitted to receive a sales load or redemption fee imposed on a shareholder with whom such dealer has a fiduciary relationship in accordance with provisions of the Employee Retirement Income Security Act and regulations thereunder. If such dealer agrees to the reimbursement provision described below, no sales charge will be imposed on sales of $1,000,000 or more and the Distributor will pay to the selling dealer a commission described above in, "Class A Contingent Deferred Sales Charge".

  For the period of 13 months from the date of the sales referred to in the above paragraph, the distribution fee payable by a Fund to the Distributor pursuant to the Fund's Distribution Plan in connection with such shares will be retained by the Distributor. In the event of a redemption of any such shares within 24 months of purchase, the selling dealer will reimburse the Distributor for the amount of commission paid less the amount of the distribution fee with respect to such shares.

PURCHASES BY STRATEGIC ALLIANCES. The CDSC will not apply with respect to purchases of Class A shares by participants in qualified retirement plans that are part of strategic alliances. No sales charge will be imposed on such purchases and the Distributor will pay to the selling dealer a commission described above in "Class A Contingent Deferred Sales Charge." For the period of 13 months from the date of such sales, the distribution fee payable by a Fund to the Distributor pursuant to the Fund's Distribution and Services Plan in connection with such shares will be retained by the Distributor.

   WAIVERS FOR SHARES SOLD OR ISSUED IN CERTAIN TRANSACTIONS. The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:

   / / shares sold to the Manager or its affiliates;

   / / shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose; or

   / / shares issued in plans or reorganization to which the Fund is a party.

SPECIAL INVESTOR SERVICES

ACCOUNTLINK. OppenheimerFunds AccountLink links your Fund account to your account at your bank or other financial institution to enable you to send money electronically between those accounts to perform a number of types of account transactions. These include purchases of shares by telephone (either through a service representative or by PhoneLink, described below), automatic investments under Asset Builder Plans, and sending dividends and distributions or Automatic Withdrawal Plan payments directly to your bank account. Please refer to the Application for details or call the Transfer Agent for more information.

   AccountLink privileges must be requested on the Application you use to buy shares, or on your dealer's settlement instructions if you buy your shares through your dealer. After your account is established, you can request AccountLink privileges on signature-guaranteed instructions to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

   / / USING ACCOUNTLINK TO BUY SHARES. Purchases may be made by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1-800-852-8457. The purchase payment will be debited from your bank account.

   / / PHONELINK. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal Identification Number
(PIN), by calling the special PhoneLink number: 1-800-533-3310.

   / /   PURCHASING SHARES. You may purchase shares in amounts up to $100,000 by phone, by calling 1-800-533-3310. You must have established AccountLink privileges to link your bank account with the Fund, to pay for these purchases.

   / /   EXCHANGING SHARES. With the OppenheimerFunds exchange privilege, described below, you can exchange shares automatically by phone from your Fund account to another OppenheimerFunds account you have already established by calling the special PhoneLink number. Please refer to "How to Exchange Shares," below, for details.

   / /   SELLING SHARES.  You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account. Please refer to "How to Sell Shares," below, for details.

AUTOMATIC WITHDRAWAL AND EXCHANGE PLANS. Each Fund has several plans that enable you to sell shares automatically or exchange them to another OppenheimerFunds account on a regular basis:

   / / AUTOMATIC WITHDRAWAL PLANS. If your Fund account is $5,000 or more, you can establish an Automatic Withdrawal Plan to receive payments of at least $50 on a monthly, quarterly, semi-annual or annual basis. The checks may be sent to you or sent automatically to your bank account on AccountLink. You may even set up certain types of withdrawals of up to $1,500 per month by telephone. You should consult the Application and Statement of Additional Information for more details.

   / / AUTOMATIC EXCHANGE PLANS. You can authorize the Transfer Agent to exchange an amount you establish in advance automatically for shares of up to five other OppenheimerFunds on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum purchase for each other OppenheimerFunds account is $25. These exchanges are subject to the terms of the Exchange Privilege, described below.



REINVESTMENT PRIVILEGE. If you redeem some or all of your Class A shares, you have up to 6 months to reinvest all or part of the redemption proceeds in Class A shares of a Fund or other OppenheimerFunds without paying a sales charge.
This
privilege applies to Class A shares that you purchased subject to an initial sales charge and to Class A shares on which you paid a contingent deferred sales charge when you redeemed them. It does not apply to Class C shares. Please consult the Statement of Additional Information for more details.



RETIREMENT PLANS. Fund shares are available as an investment for your retirement plans. If you participate in a plan sponsored by your employer, the plan trustee or administrator must make the purchase of shares for your retirement plan account. The Distributor offers a number of different retirement plans that can be used by individuals and employers:

   / /   INDIVIDUAL RETIREMENT ACCOUNTS including rollover IRAs, for individuals and their spouses

   / /   403(b)(7) CUSTODIAL PLANS for employees of eligible tax-exempt organizations, such as schools, hospitals and charitable organizations

   / /   SEP-IRAS (Simplified Employee Pension Plans) for small business owners or people with income from self-employment, including SAR/SEP IRAs

   / /   PENSION AND PROFIT-SHARING PLANS for self-employed persons and small business owners

   / /   401(k) prototype retirement plans for businesses

   Please call the Distributor for the OppenheimerFunds plan documents, which contain important information and applications.

HOW TO SELL SHARES

   You can arrange to take money out of your account on any regular business day by selling (redeeming) some or all of your shares. Your shares will be sold at the next net asset value calculated after your order is received and accepted by the Transfer Agent. The Fund offers you a number of ways to sell your shares: in writing or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis, as described above. IF YOU HAVE QUESTIONS ABOUT ANY OF THESE PROCEDURES, AND ESPECIALLY IF YOU ARE REDEEMING SHARES IN A SPECIAL SITUATION, SUCH AS DUE TO THE DEATH OF THE OWNER, OR FROM A RETIREMENT PLAN, PLEASE CALL THE TRANSFER AGENT FIRST, AT 1-800-525-7048, FOR ASSISTANCE.

   / /   RETIREMENT ACCOUNTS.  To sell shares in an OppenheimerFunds retirement account in your name, call the Transfer Agent for a distribution request form. There are special income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer, you must arrange for the distribution request to be sent by the plan administrator or trustee. There are additional details in the Statement of Additional Information.

   / / CERTAIN REQUESTS REQUIRE A SIGNATURE GUARANTEE. To protect you and each Fund from fraud, certain redemption requests must be in writing and must include a signature guarantee in the following situations (there may be other situations also requiring a signature guarantee):

   / / You wish to redeem more than $50,000 worth of shares and receive a check
   / / The redemption check is not payable to all shareholders listed on the account statement
   / / The redemption check is not sent to the address of record on your statement
   / / Shares are being transferred to a Fund account with a different owner or name
   / / Shares are redeemed by someone other than the owners (such as an Executor)



   / / WHERE CAN I HAVE MY SIGNATURE GUARANTEED? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including: a U.S. bank, trust company, credit union or savings association, or by a foreign bank that has a U.S. correspondent bank, or by a U.S. registered dealer or broker in securities, municipal securities or government securities, or by a U.S. national securities exchange, a registered securities association or a clearing agency.

IF YOU ARE SIGNING AS A FIDUCIARY OR ON BEHALF OF A CORPORATION, PARTNERSHIP OR OTHER BUSINESS, YOU MUST ALSO INCLUDE YOUR TITLE IN THE SIGNATURE.




SELLING SHARES BY MAIL.  Write a "letter of instructions" that includes:

   --    Your name
   --    The Fund's name
   --    Your Fund account number (from your account statement)
   --    The dollar amount or number of shares to be redeemed
   --    Any special payment instructions
   --    Any share certificates for the shares you are selling,
   -- The signatures of all registered owners exactly as the account is registered, and
   -- Any special requirements or documents requested by the Transfer Agent to assure proper authorization of the person asking to sell shares.

USE THE FOLLOWING ADDRESS FOR REQUESTS     SEND COURIER OR EXPRESS MAIL
  BY MAIL:                                   REQUESTS TO:
Shareholder Services, Inc.                 Shareholder Services, Inc.
P.O. Box 5270                              10200 E. Girard Avenue, Building D
Denver, Colorado 80217                     Denver, Colorado 80231

SELLING SHARES BY TELEPHONE. You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price on a regular business day, your call must be received by the Transfer Agent by the close of The New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days. SHARES HELD IN AN OPPENHEIMERFUNDS RETIREMENT PLAN OR UNDER A SHARE CERTIFICATE MAY NOT BE REDEEMED BY TELEPHONE.

   / /   To redeem shares through a service representative, call 1-800-852-8457
   / /   To redeem shares automatically on PhoneLink, call 1-800-533-3310

   Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds wired to that bank account.

   / / TELEPHONE REDEMPTIONS PAID BY CHECK. Up to $50,000 may be redeemed by telephone, once in each 7-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account. This service is not available within 30 days of changing the address on an account.

   / / TELEPHONE REDEMPTIONS THROUGH ACCOUNTLINK. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH wire to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be wired.

SELLING SHARES THROUGH YOUR DEALER. The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers. Brokers or dealers may charge for that service. Please refer to "Special Arrangements for Repurchase of Shares from Dealers and Brokers" in the Statement of Additional Information for more details.

HOW TO EXCHANGE SHARES

   Shares of the Funds may be exchanged for shares of certain OppenheimerFunds at net asset value per share at the time of exchange, without sales charge. To exchange shares, you must meet several conditions:

   / / Shares of the fund selected for exchange must be available for sale in your state of residence

   / / The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege
   / / You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares every regular business day
   / / You must meet the minimum purchase requirements for the fund you purchase by exchange
   / /   BEFORE EXCHANGING INTO A FUND, YOU SHOULD OBTAIN AND READ ITS
         PROSPECTUS

   SHARES OF A PARTICULAR CLASS MAY BE EXCHANGED ONLY FOR SHARES OF THE SAME CLASS IN THE OTHER OPPENHEIMERFUNDS. For example, you can exchange Class A shares of this Fund only for Class A shares of another fund. At present, not all of the OppenheimerFunds offer the same classes of shares. If a fund has only one class of shares that does not have a class designation, they are "Class A" shares for exchange purposes. Certain OppenheimerFunds offer Class A, Class B and/or Class C shares, and a list can be obtained by calling the Distributor at 1-800-525-7048. In some cases, sales charges may be imposed on exchange transactions. Please refer to "How to Exchange Shares" in the Statement of Additional Information for more details.

   Exchanges may be requested in writing or by telephone:

   / / WRITTEN EXCHANGE REQUESTS. Submit an OppenheimerFunds Exchange Request form, signed by all owners of the account. Send it to the Transfer Agent at the addresses listed in "How to Sell Shares."

   / / TELEPHONE EXCHANGE REQUESTS. Telephone exchange requests may be made either by calling a service representative at 1-800-852-8457 or by using PhoneLink for automated exchanges, by calling 1-800-533-3310. Telephone exchanges may be made only between accounts that are registered with the same name(s) and address. Shares held under certificates may not be exchanged by telephone.

   You can find a list of OppenheimerFunds currently available for exchanges in the Statement of Additional Information or by calling a service representative at 1-800-525-7048. Exchanges of shares involve a redemption of the shares of the fund you own and a purchase of shares of the other fund.

   There are certain exchange policies you should be aware of:

   / / Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that is in proper form by the close of The New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days. However, either fund may delay the purchase of shares of the fund you are exchanging into if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might require the disposition of securities at a time or price disadvantageous to the Fund.

   / /   Because excessive trading can hurt fund performance and harm shareholders, the Fund reserves the right to refuse any exchange request that will disadvantage it, or to refuse multiple exchange requests submitted by a shareholder or dealer.

   / /   The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund will attempt to provide you notice whenever it is reasonably able to do so, it may impose these changes at any time.

   / /   If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

   The Distributor has entered into agreements with certain dealers and investment advisers permitting them to exchange their clients' shares by telephone. These privileges are limited under those agreements and the Distributor has the right to reject or suspend those privileges. As a result, those exchanges may be subject to notice requirements, delays and other limitations that do not apply to shareholders who exchange their shares directly by calling or writing to the Transfer Agent.

SHAREHOLDER ACCOUNT RULES AND POLICIES

   / / NET ASSET VALUE PER SHARE is determined for each class of shares as of the close of the New York Stock Exchange, which is normally 4:00 P.M. but may be earlier on some days, on each day the Exchange is open by dividing the value of each Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Fund's Board of Trustees has established procedures to value each Fund's securities to determine net asset value. In general, securities values are based on market value. There are special procedures for valuing illiquid and restricted securities, obligations for which market values cannot be readily obtained, and call options and hedging instruments. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of a Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. If events materially affecting the value of such securities and exchange rates occur between the time of such determination and/or the close of the NYSE, then these securities will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Fund's Board. These procedures are described more completely in the Statement of Additional Information.

   / / THE OFFERING OF SHARES may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time the Board believes it is in the Fund's best interest to do so.

   / / TELEPHONE TRANSACTION PRIVILEGES for purchases, redemptions or exchanges may be modified, suspended or terminated by the Funds at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

   / / THE TRANSFER AGENT WILL RECORD ANY TELEPHONE CALLS to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. If the Transfer Agent does not use reasonable procedures it may be liable for losses due to unauthorized transactions, but otherwise neither it nor a Fund will be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine. If you are unable to reach the Transfer Agent during periods of unusual market activity, you may not be able to complete a telephone transaction and should consider placing your order by mail.

   / / REDEMPTION OR TRANSFER REQUESTS WILL NOT BE HONORED UNTIL THE TRANSFER AGENT RECEIVES ALL REQUIRED DOCUMENTS IN PROPER FORM. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

   / / DEALERS THAT CAN PERFORM ACCOUNT TRANSACTIONS FOR THEIR CLIENTS BY PARTICIPATING IN NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously.

   / / THE REDEMPTION PRICE FOR SHARES WILL VARY from day to day because the value of the securities in each Fund's portfolio fluctuates, and the redemption price, which is the net asset value per share, will normally be different for Class A, Class B and Class C shares. Therefore, the redemption value of your shares may be more or less than their original cost.



   / / PAYMENT FOR REDEEMED SHARES is made ordinarily in cash and forwarded by check or through AccountLink (as elected by the shareholder under the redemption procedures described above) within 7 days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Securities and Exchange Commission delaying or suspending such payments. For accounts registered in the name of a broker-dealer, payment will be forwarded within 3 business days. THE TRANSFER AGENT MAY DELAY FORWARDING A CHECK OR PROCESSING A PAYMENT VIA ACCOUNTLINK FOR RECENTLY PURCHASED SHARES, BUT ONLY UNTIL THE PURCHASE PAYMENT HAS CLEARED. THAT DELAY MAY BE AS MUCH AS 10 DAYS FROM THE DATE THE SHARES WERE PURCHASED. THAT DELAY MAY BE AVOIDED IF YOU PURCHASE SHARES

BY CERTIFIED CHECK OR ARRANGE WITH YOUR BANK TO PROVIDE TELEPHONE OR WRITTEN ASSURANCE TO THE TRANSFER AGENT THAT YOUR PURCHASE PAYMENT HAS CLEARED.



   / / INVOLUNTARY REDEMPTIONS OF SMALL ACCOUNTS may be made by the Fund if the account value has fallen below $200 for reasons other than the fact that the market value of shares has dropped, and in some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

   / / UNDER UNUSUAL CIRCUMSTANCES, shares of a Fund may be redeemed "in kind", which means that the redemption proceeds will be paid with securities from the Fund's portfolio. Please refer to the Statement of Additional Information for more details.

   / / "BACKUP WITHHOLDING" of Federal income tax may be applied at the rate of 31% from dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund a certified Social Security or taxpayer identification number when you sign your application, or if you violate Internal Revenue Service regulations on tax reporting of dividends.

   / / THE FUND DOES NOT CHARGE A REDEMPTION FEE, but if your dealer or broker handles your redemption, they may charge a fee. That fee can be avoided by redeeming your Fund shares directly through the Transfer Agent. Under the circumstances described in "How To Buy Shares," you may be subject to a contingent deferred sales charges when redeeming certain Class A, Class B and Class C shares.

   / / TO AVOID SENDING DUPLICATE COPIES OF MATERIALS TO HOUSEHOLDS, each Fund will mail only one copy of each annual and semi-annual report and updated prospectus to shareholders having the same last name and address on the Fund's records. However, each shareholder may call the Transfer Agent at 1-800-525-7048 to ask that copies of those materials be sent personally to that shareholder.

     DIVIDENDS AND DISTRIBUTIONS

          Dividends from net investment income are declared and paid quarterly for the Growth and Income Fund. The Quest for Value, Small Capitalization, Opportunity and Global Equity Funds declare and pay dividends from net investment income on an annual basis following the end of their fiscal years (October 31, except for the Global Equity Fund, which is November 30). The Funds may at times make payments from sources other than income or net capital gains. Payments from such sources would, in effect, represent a return of each shareholder's investment. All or a portion of such payments would not be taxable to shareholders.


  Distributions from net long-term capital gains, if any, for all Funds normally are declared and paid annually, subsequent to the end of their respective fiscal years. Distributions from net short-term capital gains, if any, for the U.S. Government Income Fund will be made quarterly and for all other Funds will be made annually. Short-term capital gains include the gains from the disposition of securities held less than one year, a portion of the premiums from expired put and call options written by a Fund and net gains from closing transactions with respect to such options. If required by tax laws to avoid excise or other taxes, dividends and/or capital gains distributions may be made more frequently.


  Dividends paid by any Fund with respect to Class A, B and C shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day, with each class bearing its own distribution and other class-related expenses. Accordingly, the higher distribution fees paid by Class B and C shares and the higher resulting expense ratio will cause such shares to be paid lower per share dividends than those paid on Class A shares. However, a Class B or C shareholder will receive more shares at the time of purchase than a Class A shareholder investing the same dollar amount since no sales charge is deducted from the amount invested in Class B or C shares.

Reinvestment Options: You can receive your dividends and capital gains distributions either in cash or in additional Fund shares without a sales charge. You will be subject to tax on such distributions. See the SAI for a description of how to change your election.

DISTRIBUTION OPTIONS. When you open your account, specify on your application how you want to receive your distributions. For OppenheimerFunds retirement accounts, all distributions are reinvested. For other accounts, you have four options:

   / /   REINVEST ALL DISTRIBUTIONS IN THE FUND.  You can elect to reinvest all dividends and long-term capital gains distributions in additional shares of the Fund.

   / /   REINVEST CAPITAL GAINS ONLY. You can elect to reinvest long-term capital gains in the Fund while receiving dividends by check or sent to your bank account on AccountLink.

   / /   RECEIVE ALL DISTRIBUTIONS IN CASH. You can elect to receive a check for all dividends and long-term capital gains distributions or have them sent to your bank on AccountLink.

   / /   REINVEST YOUR DISTRIBUTIONS IN ANOTHER OPPENHEIMERFUNDS ACCOUNT. You
can reinvest all distributions in another OppenheimerFunds account you have established.

TAXES. If your account is not a tax-deferred retirement account, you should be aware of the following tax implications of investing in a Fund. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. It does not matter how long you held your shares. Dividends paid from short-term capital gains and net investment income are taxable as ordinary income. Distributions are subject to federal income tax and may be subject to state or local taxes. Your distributions are taxable when paid, whether you reinvest them in additional shares or take them in cash. Every year each Fund will send you and the IRS a statement showing the amount of each taxable distribution you received in the previous year.

   / / "BUYING A DIVIDEND": When a Fund goes ex-dividend, its share price is reduced by the amount of the distribution. If you buy shares on or just before the ex-dividend date, or just before the Fund declares a capital gains distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable dividend or capital gain.

   / / TAXES ON TRANSACTIONS: Share redemptions, including redemptions for exchanges, are subject to capital gains tax. A capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them.

   / / RETURNS OF CAPITAL: In certain cases distributions made by a Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders. A non-taxable return of capital may reduce your tax basis in your Fund shares.

   Dividends, interest and gains on foreign securities may give rise to withholding and other taxes imposed by foreign countries, reducing the amount distributable to you. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. The Global EquityFund may qualify to make an election to allow you either to claim United States foreign tax credits with respect to such foreign taxes withheld or paid, or to deduct such amounts as an itemized deduction on your tax return. This would increase your taxable income (in addition to income you actually received) by the amount of such taxes and the Fund would not be able to deduct such taxes in computing its taxable income.

   This information is only a summary of certain federal tax information about your investment. More information is contained in the Statement of Additional Information, and in addition you should consult with your tax adviser about the effect of an investment in a Fund on your particular tax situation.



     ADDITIONAL INFORMATION


          ORGANIZATION OF THE FUNDS. The Small Capitalization, Opportunity and Growth and Income Funds are portfolios of Quest for Value Family of Funds (the "Trust"), an open-end management investment company organized as a Massachusetts business trust on April 17, 1987. The Trust's other portfolio is the Officers Fund. The Trust may establish additional portfolios which may have different investment objectives from those stated in this prospectus. Quest for Value Fund, Inc. and Quest for Value Global Equity Fund, Inc. are each open-end diversified management investment companies organized as Maryland corporations.


  None of the Funds is required to hold annual shareholder meetings, although special meetings may be called for a specific Fund or group of Funds as a whole as required by applicable law or as requested in writing by holders of 10% or more of the outstanding shares of the Fund for the purpose of voting upon the question of removal of a director or trustee. Each Fund will assist shareholders in communicating with one another in connection with such a meeting. For matters affecting only one portfolio of Quest for Value Family of Funds, only the shareholders of that portfolio are entitled to vote. For matters affecting all the portfolios, but affecting them differently, separate votes by portfolio are required. Stock certificates for Class B charts or Class C shares will not be issued. No stock certificates will be issued for Class A shares unless specifically requested in writing.

  Under Massachusetts law shareholders of the Trust could, in certain circumstances, be held personally liable as partners for obligations of the Trust. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and its portfolios and requires that notice of such disclaimer be given in each instrument entered into or executed by the Trust on behalf of its portfolios. The Declaration of Trust also provides indemnification out of the Trust's property for any shareholder held personally liable for any of the obligations of the Trust. Thus, the risk of loss to a shareholder from being held personally liable for the obligations of the Trust is limited to the unlikely circumstance in which the Trust would be unable to meet its obligations. There is a remote possibility that one Fund might become liable for a misstatement in this Prospectus about another Fund.

  Each class of shares represents identical interests in the applicable Fund's investment portfolio. As such, they have the same rights, privileges and preferences, except with respect to the: (a) designation of each class,
(b) effect of the respective sales charges, if any, for each class,
(c) distribution fees borne by each class, (d) expenses allocable exclusively to each class, (e) voting rights on matters exclusively affecting a single class and (f) exchange privilege of each class.

PERFORMANCE INFORMATION: From time to time the Funds may advertise yield and total return figures, based on historical earnings. The figures are not intended to indicate future performance. "Yield" is calculated by dividing the net investment income for the stated period (exclusive of gains, if any, from options and financial futures transactions) by the value, at maximum offering price on the last day of the period, of the average number of shares entitled to receive dividends during the period. The yield formula assumes that net investment income is earned at a constant rate and reinvested semi-annually. "Total Return" refers to the average annual compounded rates of return over some representative period that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, after giving effect to the reinvestment of all dividends and distributions and deductions of expenses during the period. A Fund also may advertise its total return over different periods of time by means of aggregate, average, year by year or other types of total return figures. In addition, reference in advertisements may be made to ratings and rankings among similar funds by independent evaluators such as Lipper Analytical Services, Inc. or Morningstar and the performance of the Funds may be compared to recognized indices of market performance. Performance data will be computed separately for each Class of shares in accordance with formulas specified by the SEC.

POSSIBLE CONFLICTS OF INTEREST BETWEEN CLASSES. The Boards of the Funds have determined that currently no conflict of interest exists between Class A, B and/or C shares of any Fund. On an ongoing basis, the Boards shall monitor the Funds for the existence of any material conflicts between the interests of the classes of outstanding shares. The Boards shall take such action as is reasonably necessary to eliminate any such conflicts that may develop, up to and including establishing a new Fund.


CUSTODIAN. The custodian of the assets, transfer agent and shareholder servicing agent for the Funds is State Street Bank and Trust Company, whose principal business address is P.O. Box 8505, Boston., MA 02266-8505. Cash balances of the Funds with the Custodian in excess of $100,000 are unprotected by Federal deposit insurance. Such uninsured balances may at times be substantial.

TRANSFER AGENT AND SHAREHOLDER SERVICING AGENT. The transfer agent and shareholder servicing agent is Shareholder Services, Inc., a subsidiary of the Manager, whose address is P.O. Box 5270, Denver, Colorado 80217.

SHAREHOLDER REPORTS. To reduce expenses, only one copy of financial reports will be mailed to your household, even if you have more than one account in the particular fund. If you wish to receive additional copies of financial reports, please call 1-800-525-7048.

SHAREHOLDER SERVICING AGENT FOR CERTAIN SHAREHOLDERS. Unified Management Corporation (1-800-346-4601) is the shareholder servicing agent for former shareholders of the AMA Family of Funds and clients of AMA Investment
Advisers, L.P. who acquire shares of any Fund, and for former shareholders of the Unified Funds and Liquid Green Trusts, accounts which participated or participate in a retirement plan for which Unified Investment Advisers, Inc. or an affiliate acts as custodian or trustee, accounts which have a Money Manager brokerage account, and other accounts for which Unified Management Corporation is the dealer of record.

                                    APPENDIX

  The average distribution of investments in bonds by ratings as a percentage of average net assets for the Growth and Income Fund for the fiscal year ended October 31, 1994 calculated monthly on a dollar-weighted basis was as follows:

                                   RATED BONDS



MOODY'S INVESTORS SERVICE, INC.    STANDARD & POOR'S CORPORATION    PERCENTAGE
-----------------------------    -----------------------------     -----------
           Aaa                                AAA                         --
           Aa                                 AA                          --
           A                                  A                           --
           Baa                                BBB                         6.2%
           Ba                                 BB                          --
           B                                  B                           6.8%
           Caa                                CCC                         4.4%

             UNRATED BONDS DEEMED COMPARABLE TO THE INDICATED RATING

MOODY'S INVESTORS SERVICE, INC.    STANDARD & POOR'S CORPORATION    PERCENTAGE
-----------------------------    -----------------------------     -----------
           Aaa                                AAA                       0%
           Aa                                 AA                        0%
           A                                  A                         0%
           Baa                                BBB                       0%
           Ba                                 BB                        0%
           B                                  B                         0%
           Caa                                CCC                       0%




  The actual distribution of a Fund's corporate bond investments by rating will vary on any given date. The distribution of a Fund's investments by rating as set forth above should not be considered representative of the future composition of the Fund's portfolio.

TWO WORLD TRADE CENTER


NEW YORK, NEW YORK 10048






Table of Contents

Summary of Fund Expenses  . . . . . . . . . . . . . . . . . . . . . . . . .
Financial Highlights  . . . . . . . . . . . . . . . . . . . . . . . . . . .
A Brief Overview of the Funds . . . . . . . . . . . . . . . . . . . . . . .
Investment Objectives of the Funds  . . . . . . . . . . . . . . . . . . . .
Risk Factors  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Investment Restrictions and Techniques  . . . . . . . . . . . . . . . . . .
Investment Management Agreement . . . . . . . . . . . . . . . . . . . . . .
How to Buy Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Special Investor Services . . . . . . . . . . . . . . . . . . . . . . . . .
How to Sell Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . .
How to Exchange Shares  . . . . . . . . . . . . . . . . . . . . . . . . . .
Shareholder Account Rules and Policies  . . . . . . . . . . . . . . . . . .
Additional Information  . . . . . . . . . . . . . . . . . . . . . . . . . .





Investment Advisor
Oppenheimer Management Corporation
Two World Trade Center
New York, NY 10048



Subadvisor
OpCapAdvisors
One World Financial Center
New York, New York 10281




Transfer Agent:
Shareholder Services, Inc.
P.O. Box 5270
Denver, Colorado 80217
(800) 525-7048

General Distributor:
Oppenheimer Funds Distributor, Inc.
Two World Trade Center
New York, NY 10048






/ /  GROWTH AND INCOME FUND

/ /  OPPORTUNITY FUND

/ /  SMALL CAPITALIZATION FUND

/ /  QUEST FOR VALUE FUND, INC.

/ /  QUEST FOR VALUE GLOBAL EQUITY FUND, INC.


November __, 1995

PROSPECTUS

                    Statement of Additional Information



QUEST FOR VALUE GLOBAL EQUITY FUND, INC.




Two World Trade Center
New York, New York  10048
(800) 525-7048



      This Statement of Additional Information (the "Additional Statement") is not a Prospectus. Investors should understand that this Additional Statement should be read in conjunction with the Prospectus dated November , 1995 (the "Prospectus") of the Quest for Value Global Equity Fund, Inc. (the "Fund") which may be obtained by written request to Shareholder Services, Inc. ("SSI"), P.O. Box 5270 Denver, Colorado 80217 or by calling SSI at (800) 525-7048.




  The date of this Additional Statement is November   , 1995.


QUEST FOR VALUE is a registered service mark of Oppenheimer Capital

                       TABLE OF CONTENTS

                                                             Page
                                                             ----
INVESTMENT OF THE FUND'S ASSETS............................     3

OTHER RISK FACTORS AND SPECIAL CONSIDERATIONS..............    15

INVESTMENT RESTRICTIONS....................................    19

DIRECTORS AND OFFICERS.....................................    21

INVESTMENT MANAGEMENT AND OTHER SERVICES...................    25

DETERMINATION OF NET ASSET VALUE...........................    30

PERFORMANCE INFORMATION....................................    31


DISTRIBUTION AND SERVICE PLANS.............................    37


ADDITIONAL INFORMATION.....................................    39

Appendix A -- Ratings......................................   A-1

Financial Statements.......................................   B-1

                INVESTMENT OF THE FUND'S ASSETS

      The investment objective and policies of the Fund are described in the Prospectus. A further description of the Funds' investments and investment methods appears below.


      TYPE OF SECURITIES IN WHICH THE FUNDS MAY INVEST. As discussed in the Prospectus, the Fund seeks to achieve its investment objective through investment primarily in equity securities. In addition to investing directly in equity securities, the Fund may invest in American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs"). Generally,
ADRs in registered form are U.S. dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into the underlying foreign security. EDRs are typically issued in bearer form and are designed for use in the European securities markets. No more than 5% of the Fund's assets will be invested in ADRs or EDRs sponsored by persons other than the underlying issuers. Issuers of the stock of such unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of such ADRs. The Fund also may purchase shares of investment companies or trusts which invest principally in securities in which the Fund is authorized to invest. The return on a Fund's investments in investment companies will be reduced by the operating expenses, including investment advisory and administrative fees, of such companies. The Fund's investment in an investment company may require the payment of a premium above the net asset value of the investment company's shares, and the market price of the investment company thereafter may decline without any change in the value of the investment company's assets. The Fund will not invest in any investment company or trust unless it is believed that the potential benefits of such investment are sufficient to warrant the payment of any such premium. Under the Investment Company Act of 1940, the Fund may not invest more than 10% of its assets in investment companies or more than 5% of its total assets in the securities of any one investment company, nor may it own more than 3% of the outstanding voting securities of any such company. To the extent the Fund invests in securities in bearer form it may be more difficult to recover securities in the event such securities are lost or stolen.


      If the Fund invests in an entity which is classified as a "passive foreign investment company" ("PFIC") for U.S. tax purposes, the application of certain technical tax provisions applying to such companies could result in the imposition of federal income tax with respect to such investments at the Fund level which could not be eliminated by distributions to shareholders. The U.S. Treasury has issued proposed regulations which establish a mark-to-market regime that allows a regulated investment company ("RIC") to avoid most, if not all, of the difficulties posed by the PFIC rules. In any event, it is not anticipated that any taxes on the Fund with respect to investments in PFIC's would be significant.

     PRIVATE PLACEMENTS. The Fund may invest in securities which are subject to restriction on resale because they have not been registered under the Securities Act of 1933, or which are otherwise not readily marketable. These securities are generally referred to as private placements or restricted securities. Limitations on the resale of such securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale and risk the substantive delays in effecting such registration. However, as described in the Prospectus, the Fund may avail themselves of recently adopted regulatory changes to the Securities Act of 1933 ("Rule 144A") which permit the Fund to purchase securities which have been privately placed and resell such securities to certain qualified institutional buyers without restriction. Since it is not possible to predict with assurance exactly how this market for restricted securities sold and offered under Rule 144A will develop, the Boards of Directors will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these restricted securities.

     Securities of foreign issuers often have not been registered in the U.S. Accordingly, if the Fund wishes to sell unregistered foreign securities in the U.S. it will avail itself of Rule 144A.

     CONVERTIBLE SECURITIES. The Fund may invest in fixed-income securities which are convertible into common stock. Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

     To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Fund at varying price levels above their investment values and/or their conversion values in keeping with the Fund's objectives.

      FOREIGN CURRENCY TRANSACTIONS. When the Fund agrees to purchase or sell a security in a foreign market it will generally be obligated to pay or entitled to receive a specified amount of foreign currency and will then generally convert dollars to that currency in the case of a purchase or that currency to dollars in the case of a sale. The Fund will conduct its foreign currency exchange transactions either on a spot basis (i.e., cash) at the spot rate prevailing in the foreign currency exchange market, or through entering into forward foreign currency contracts ("forward contracts") to purchase or sell foreign currencies. The Fund may enter into forward contracts in order to lock in the U.S. dollar amount it must pay or expects to receive for a security it has agreed to buy or sell. The Fund may also enter into forward currency contracts with respect to the Fund's portfolio positions when it believes that a particular currency may change unfavorably compared to the U.S. dollar. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the
contract. These contracts  are traded   in  the  interbank market
conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

      The Fund's custodian bank will place cash, U.S. Government securities or debt securities in a separate account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of any such contract in such account and if the value of the securities placed in the separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such forward contracts. If, rather than cash, portfolio securities are used to secure such a forward contract, on the settlement of the forward contract for delivery by the Fund of a foreign currency, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same settlement date, the same amount of foreign currency.

     The Fund may effect currency hedging transactions in foreign currency futures contracts, exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. The use of forward futures or options contracts will not eliminate fluctuations in the underlying prices of the securities which the Fund owns or intend to purchase or sell. They simply establish a rate of exchange for a future point in time. Additionally, while these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, their use tends to limit any potential gain which might result from the increase in value of such currency. In addition, such transactions involve costs and may result in losses.

      Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

      Under Internal Revenue Code Section 988, special rules are provided for certain transactions in a currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from forward contracts, futures contracts that are not "regulated futures contracts", and from unlisted options will be treated as ordinary income or loss under Code Section 988. Also, certain foreign exchange gains or losses derived with respect to fixed-income securities are also subject to Section 988 treatment. In general, therefore, Code Section 988 gains or losses will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary income distributions.

      PORTFOLIO TRADING. It is anticipated that the Fund's portfolio turnover rate will not exceed 100% in any one year. However, as it is difficult to anticipate actual portfolio turnover, no guarantee can be given that the actual portfolio turnover rates of the Fund will not be greater or less than these predictions. A 100% turnover rate would occur, for example, if 100% of the securities held in the Fund's portfolio (excluding all securities whose maturities at acquisition were one year or less) were sold and replaced within one year.


      SECURITY LOANS. Consistent with applicable regulatory requirements and procedures adopted by the Board of Directors, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations.

      A loan may be terminated by the borrower on one business day's notice, or by the Fund on five business days' notice. If the borrower fails to deliver the loaned securities within five days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. A Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities. The creditworthiness of firms to which each Fund lends its portfolio securities will be monitored on an ongoing basis by its Board of Directors.

      When voting or consent rights which accompany loaned securities pass to the borrower, each Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in such loaned securities. Neither Fund will lend portfolio securities with a value in excess of one-third of its total assets at the time of the loan.

      REPURCHASE AGREEMENTS. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. Repurchase agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of government securities or other securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security ("collateral") at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although such date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits and may exceed one year.


      While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follow procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well capitalized and well established financial institutions under guidelines established and monitored by the Directors of the Fund. In addition, the collateral will be maintained in a segregated account and will be marked-to-market daily to determine that the full value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to maintain full collateralization. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercise of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amount to more than 15% of its total assets. The Fund's investments in repurchase agreements may at times be substantial when, in the view of OpCap Advisors, liquidity or other considerations warrant.


      WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. As discussed in the Prospectus, from time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during this period. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the Fund. At the time of delivery of the securities, the value may be more or less than the purchase price. The Fund will also establish a segregated account with the Fund's custodian bank in which it will continuously maintain cash or U.S. Government securities or other high grade debt portfolio securities equal in value to commitments for such when-issued or delayed delivery securities; subject to this requirement, the Fund may purchase securities on such basis without limit. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value. The Fund's management and Directors do not believe that the Fund's net asset value or income will be adversely affected by its purchases of securities on such basis.

     SECURITY SELECTION PROCESS. The allocation of assets of the Fund between U.S. and foreign markets will vary from time to time as deemed appropriate by OpCap Advisors. It is a dynamic process based on an on-going analysis of economic and political conditions, the growth potential of the securities markets throughout the world, currency exchange considerations and the availability of attractively priced securities within the respective markets. In all markets, security selection is designed to reduce risk through a value oriented approach in which emphasis is placed on identifying well-managed companies which, represent exceptional values in terms of such factors as assets, earnings and growth potential.

      While the U.S. securities markets represented more than 50% of the capitalization of the global securities markets in the late 1970s, a combination of factors reduced that percentage to approximately 33% as of December 31, 1994. Moreover, the relative performance of the securities markets of different countries, expressed in terms of United States dollars, varies widely. A global portfolio provides U.S. investors with the opportunity to participate in these markets, diversifying their domestic portfolios so that their investments will not be influenced solely by the political, economic and fiscal events affecting the U.S.

      HEDGING. As stated in the Prospectus, the Fund may engage in transactions in options and futures. Information about the options and futures transactions the Fund may enter into is set forth below.


      FINANCIAL FUTURES. The Fund may purchase and sell futures contracts that are currently traded, or may in the future be traded, on U.S. and foreign commodity exchanges on common stocks, such underlying fixed-income securities as U.S. Treasury bonds, notes, and bills and/or any foreign government fixed-income security ("interest rate" futures), on various currencies ("currency" futures) and on such indexes of U.S. or foreign equity and fixed-income securities as may exist or come into being, such as the Standard & Poor's 500 Index or the Financial Times Equity Index ("index" futures). No price is paid or received upon the purchase of a financial future. Upon entering into a futures transaction, a Fund will be required to deposit an initial margin payment equal to a specified percentage of the contract value. Initial margin payments will be deposited with the Fund's custodian bank in an account registered in the futures commission merchant's name; however, the futures commission merchant can gain access to that account only under specified conditions. As the future is marked to market to reflect changes in its market value, subsequent payments, called variation margin, will be made to or from the futures commission merchant on a daily basis. Prior to expiration of the future, if the Fund elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Fund, and any loss or gain is realized for tax purposes. Although financial futures by their terms call for the actual delivery or acquisition of the specified debt security, in most cases the obligation is fulfilled by closing out the position.


      INFORMATION ON PUTS AND CALLS. The Fund is authorized to write covered put and call options and purchase put and call options on the securities in which it may invest. When the Fund writes a call, it receives a premium and agrees to sell the callable securities to a purchaser of a corresponding call during the call period (usually not more than 9 months) at a fixed exercise price (which may differ from the market price of the underlying securities) regardless of market price changes during the call period. If the call is exercised, the fund forgoes any possible profit from an increase in market price over the exercise price. The Fund may, in the case of listed options, purchase calls in "closing purchase transactions" to terminate a call obligation. A profit or loss will be realized, depending upon whether the net of the amount of option transaction costs and the premium received on the call written is more or less than the price of the call subsequently purchased. A profit may be realized if the call lapses unexercised, because the Fund retains the underlying security and the premium received. Sixty percent of any such profits are considered long-term gains and forty percent are considered short-term gains for tax purposes. If, due to a lack of a market, the Fund could not effect a closing purchase transaction, it would have to hold the callable securities until the call lapsed or was exercised. The Fund's custodian, or a securities depository acting for the custodian, will act as the Funds' escrow agent, through the facilities of the Options Clearing Corporation ("OCC") in connection with listed calls, as to the securities on which the Funds have written calls, or as to other acceptable escrow securities, so that no margin will be required for such transaction. OCC will release the securities on the expiration of the calls or upon the Fund's entering into a closing purchase transaction.


      When the Fund purchases a call (other than in a closing purchase transaction), it pays a premium and has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period (or on a certain date for OTC options) at a fixed exercise price. The Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the call price plus the transaction costs and the premium paid for the call and the call is exercised. If a call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Fund will lose its premium payment and the right to purchase the underlying investment.


      With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. If a transacting dealer fails to make delivery on the securities underlying an option it has written, in accordance with the terms of the option as written, the Fund could lose the premium paid for the option as well as any anticipated benefit of the transaction. The Fund will engage in OTC option transactions only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York. In the event that any OTC option transaction is not subject to a forward price at which the Fund has the absolute right to repurchase the OTC option which it has sold, the value of the OTC option purchased and of the Fund assets used to "cover" the OTC option will be considered "illiquid securities" and will be subject to the 10% limit on illiquid securities. The "formula" on which the forward price will be based may vary among contracts with different primary dealers, but it will be based on a multiple of the premium received by the Fund for writing the option plus the amount, if any, of the option's intrinsic value, i.e., current market value of the underlying securities minus the option's strike price.

      A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period (or on a certain date for OTC options). The investment characteristics of writing a put covered by segregated liquid assets equal to the exercise price of the put are similar to those of writing a covered call. The premium paid on a put written by a Fund represents a profit, as long as the price of the underlying investment remains above the exercise price. However, the Fund has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, the Fund (as writer) realizes a gain in the amount of the premium. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, the Fund may incur a loss upon disposition, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

      When writing put options, to secure its obligation to pay for the underlying security, the Fund will deposit in escrow liquid assets with a value equal to at least the exercise price of the option. As a result, the Fund forgoes the opportunity of investing the segregated assets or writing calls against those assets. As long as the Fund's obligation as a put writer continues, the Fund may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the Fund to purchase the underlying security at the exercise price. The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon the earlier of the expiration of the put, or the consummation by the Fund of a closing purchase transaction by purchasing a put of the same series as that previously sold. Once the Fund has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

      The Fund may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put to it. Furthermore, effecting such a closing purchase transaction will permit the Fund to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Fund. The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option.


      When the Fund purchases a put, it pays a premium and has a right to sell the underlying investment at a fixed exercise price to a seller of a corresponding put on the same investment during the put period if it is a listed option (or on a certain date if it is an OTC option). Buying a put on securities or futures held by it permits the Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price. In the event of a decline in the market, the Fund could exercise, or sell the put option at a profit that would offset some or all of its loss on the portfolio securities. If the market price of the underlying investment is above the exercise price and as a result, the put is not exercised, the put will become worthless at its expiration date and the purchasing Fund will lose the premium paid and the right to sell the underlying securities; the put may, however, be sold prior to expiration (whether or not at a profit). Purchasing a put on futures or securities not held by it permits the Fund to protect its portfolio securities against a decline in the market to the extent that the prices of the future or securities underlying the put move in a similar pattern to the prices of the securities in the Fund's portfolio.

      An option position may be closed out only on a market which provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. The Fund's option activities may affect its turnover rate and brokerage commissions. The exercise of calls written by a Fund may cause that Fund to sell from its portfolio securities to cover the call, thus increasing its turnover rate in a manner beyond the Fund's control. The exercise of puts on securities or futures will increase portfolio turnover. Although such exercise is within the Fund's control, holding a put might cause the Fund to sell the underlying investment for reasons which would not exist in the absence of the put. The Fund will pay a brokerage commission every time it purchases and sells a put or a call or purchases or sells a related investment in connection with the exercise of a put or a call.


      The Fund may purchase and write call and put options on futures contracts which are traded on an exchange and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid) to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.


     The Fund may purchase and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying securities, it may or may not be less risky than ownership of the futures contract or underlying securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against an anticipated increase in securities prices.

      The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to
purchase.   If  a  put  or call option the Fund  has  written  is
exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options may to some extent be reduced or increased by changes in the value of portfolio securities.

      The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Fund may purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of a decline in securities prices.


      The amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased


      REGULATORY ASPECTS OF HEDGING INSTRUMENTS. Transactions in options by the Fund are subject to limitations established (and changed from time to time) by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options which a fund may write or hold may be affected by options written or held by other investment companies and discretionary accounts of the manager, including other investment companies having the same or an affiliated investment advisor. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.


     Due to requirements under the Investment Company Act of 1940 (the "1940 Act"), when the Fund sells a future, it will maintain in a segregated account or accounts with its custodian bank, cash or readily marketable short-term (maturing in one year or less) debt instruments in an amount equal to the market value of such future, less the margin deposit applicable to it unless the Fund holds an offsetting position.


      The Fund must operate within certain restrictions as to its long and short positions in futures and options thereon under a rule ("CFTC Rule") adopted by the Commodity Futures Trading Commission ("CFTC") under the Commodity Exchange Act (the "CEA"), which excludes the Fund from registration with the CFTC as a "commodity pool operator" (as defined under the CEA). Under those restrictions a fund may not enter into any financial futures or options contract unless such transactions are for bona fide hedging purposes, or for other purposes only if the aggregate initial margins and premiums required to establish such non-hedging positions would not exceed 5% of the liquidation value of its assets. A fund may use futures and options thereon for bona fide hedging or for other purposes within the meaning and intent of the applicable provisions of the CEA.


      TAX ASPECTS OF HEDGING INSTRUMENTS. The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code. One of the tests for such qualification is that at least 90% of its gross income must be derived from dividends, interest and gains from the sale or other disposition of securities. Another test is that less than 30% of its gross income must be derived from gains realized on the sale of securities held for less than three months. In connection with the 90% test, the Internal Revenue Code specifies that income from options, futures and other gains derived from investments in securities is qualifying income under the 90% test. Due to the 30% limitation, each Fund will limit the extent to which it engages in the following activities, but, except as otherwise set forth herein or in the

Prospectus, will not be precluded from them: (i) selling investments, including futures, held for less than three months, whether or not they were purchased on the exercise of a call held by the Fund; (ii) writing or purchasing calls on investments held less than three months; (iii) purchasing calls or puts which expire in less than three months; (iv) effecting closing transactions with respect to calls or puts purchased less than three months previously; and (v) exercising put or calls held by the Fund for less than three months.

      Regulated futures contracts, options on certain broad-based stock indices, options on stock index futures, certain other futures contracts and options thereon (collectively, "Section 1256 contracts") held by a fund at the end of each taxable year may be required to be "marked to market" for federal income tax purposes (that is, treated as having been sold at that time at market value). Any unrealized gain or loss taxed pursuant to this rule will be added to realized gains or losses recognized on
Section 1256 contracts sold by a fund during the year, and the resulting gain or loss will be deemed to consist of 60% long-term capital gain or loss and 40% short-term capital gain or loss. A fund may elect to exclude certain transactions from the mark-to-market rule although doing so may have the effect of increasing the relative proportion of short-term capital gain (taxable as ordinary income) and/or increasing the amount of dividends that must be distributed annually to meet income distribution requirements.

      It should also be noted that under certain circumstances, the acquisition of positions in hedging instruments may result in the elimination or suspension of the holding period for tax purposes of other assets held by the Fund with the result that the relative proportion of short-term capital gains (taxable as ordinary income) could increase.

      POSSIBLE RISK FACTORS IN HEDGING. There is a risk in selling futures that the prices of futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of a fund's securities. The ordinary spreads between prices in the cash and futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

      If OpCap Advisors' investment judgment about the general direction of securities prices is incorrect, the Fund's overall performance would be poorer than if it had not entered into a Hedging Transaction. For example, if the Fund has hedged against the possibility of a decrease in securities prices which would adversely affect the price of securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so. Also when an options or futures position is a temporary substitute for the purchase of individual securities (long hedging) by buying futures and/or calls on such futures or on a particular security, it is possible that the market may decline. If the Fund then concludes not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, it will realize a loss on the position that is not offset by a reduction in the price of the securities purchased.

         OTHER RISK FACTORS AND SPECIAL CONSIDERATIONS

      INVESTMENTS IN EASTERN EUROPE. The Fund is authorized to invest in Eastern European countries; however, the Fund presently intends not to invest more than 5% of its assets in such securities. Investments in Eastern Europe are speculative and involve a high degree of risk of loss. With the change in power and restructuring of the Soviet Union there is no assurance that such markets will continue to constitute a viable investment opportunity for the Fund and there may be a high degree of risk of expropriation without compensation. The governments of a number of Eastern European countries previously expropriated large quantities of private property. The claims of many property owners against those governments were never finally settled. There is no assurance that such expropriation will not occur again. If such expropriation were to recur, the Funds could lose all or a substantial portion of its investments in such countries. Further, no accounting standards comparable to those in the U.S. exist in Eastern European countries. Finally, even though certain Eastern European currencies may be convertible into United States dollars, the conversion rates may be artificial to the actual market values and may be adverse to the shareholders of the Funds.

      The governments of certain Eastern European countries may require that a governmental or quasi-governmental authority act as custodian of the Fund's assets invested in such countries. These authorities may not be qualified to act as foreign custodians under the 1940 Act and as a result, the Fund would not be able to invest in the countries in the absence of exemptive relief from the Securities and Exchange Commission. In addition, the risk of loss through government confiscation may be increased in such countries.

     RISKS OF DEBT SECURITIES. The Fund is authorized to invest, to the extent specified in the Prospectus, in bonds rated below Baa by Moody's Investor Service Inc. ("Moody's) or BBB by Standard & Poor's Corporation ("S&P") ("high yield bonds," commonly known as "junk bonds"). Securities rated less than Baa by Moody's or BBB by S&P are classified as non-investment grade securities and are considered speculative by those rating agencies. Such bonds may be issued as a consequence of corporate restructurings, such as leveraged buyouts, mergers, acquisitions, debt recapitalizations, or similar events or by smaller or highly leveraged companies. Although the growth of the high yield securities market in the 1980s had paralleled a long economic expansion, recently many issuers have been affected by adverse economic and market conditions. It should be recognized that an economic downturn or increase in interest rates is likely to have a negative effect on (i) the high yield bond market, (ii) the value of high yield securities and (iii) the ability of the securities' issuers to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. When economic conditions appear to be deteriorating, these bonds may decline in market value regardless of prevailing interest rates due to heightened investor concerns over credit quality. In such periods the ability of highly leveraged issuers to service principal and interest payments, to meet their business goals or obtain additional financing could be adversely affected. These bonds may also be affected by legislative and regulatory developments. The market for these bonds may, therefore, be less liquid than for investment grade bonds and their prices more volatile. In addition, there may at times be significant disparities in the prices quoted for such bonds by various dealers, making it difficult for the Fund to rely on such quotes. Also, prices for high yield bonds may be affected by legislative and regulatory developments. For example, new federal rules require that savings and loans gradually reduce their holding of high-yield securities. Also, from time to time, Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructurings such as takeovers, mergers or leveraged buyouts. Such legislation, if enacted, may depress the prices of outstanding high yield bonds. Debt securities rated in the lowest category by Moody's are of poor standing and there may be present elements of danger with respect to principal or interest. Debt securities rated in the lowest category by S&P have a currently identifiable vulnerability to default and are dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business conditions they are not likely to have the capacity to pay interest and repay principal.


      RIGHTS AND WARRANTS. As mentioned in the Prospectus, the Fund may invest in rights and warrants which entitle the holder to buy equity securities at a specified price for a specific period of time. Such securities do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased, nor do they represent any rights to the assets of the issuing company. The value of a right or warrant may be more volatile than the value of the underlying securities. Also, their value does not necessarily change with the value of the underlying securities and a right or warrant ceases to have value if it is not exercised prior to the expiration date. Rights and warrants purchased by the Fund which expire without being exercised will result in a loss to the Fund.


      FOREIGN CUSTODY. Rules adopted under the 1940 Act permit the Fund to maintain its securities and cash in the custody of certain eligible banks and securities depositories. The Fund's portfolios of securities of issuers located outside of the U.S. will be held by their sub-custodians who will be approved by the directors in accordance with such Rules. Such determination will be made pursuant to such Rules following a consideration of a number of factors, including, but not limited to, the reliability and financial stability of the institution; the ability of the institution to perform custodial services for the Fund; the reputation of the institution in its national market; the political and economic stability of the country in which the institution is located; and the risks of potential nationalization or expropriation of the Fund's assets. However, no assurances can be given that the directors' appraisal of the risks in connection with foreign custodial arrangements will always be correct or that expropriation, nationalization, freezes (including currency blockage), or confiscations of assets that would affect assets of the Fund will not occur, and shareholders bear the risk of losses arising from those or other similar events.

      BORROWING. As discussed in the Prospectus, the Fund will not borrow money except as a temporary measure for extraordinary or emergency purposes. Such borrowing shall not exceed 33 1/3% of the value of the Fund's assets, provided that a Fund will make no additional investments while such borrowing exceeds 5% of its assets. Borrowing may exaggerate the effect of any increase or decrease in the value of the portfolio securities on the Fund's net asset value and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

      ADDITIONAL RISKS. Securities in which the Fund may invest are subject to the provisions of bankruptcy, insolvency or other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or the state legislatures extending the time for payment of principal or interest, or both or imposing other constraints upon enforcement of such obligations.

                    INVESTMENT RESTRICTIONS

     The Fund's significant investment restrictions are described in the Prospectus. The following are also fundamental policies and, together with the restrictions and other fundamental policies described in the Prospectus, cannot be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act. Such a majority is defined as the lesser of (a) 67% or more of the shares of the Fund present at a meeting of shareholders of the Fund, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by Proxy or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions and those contained in the Prospectus: (i) all percentage limitations apply immediately after a purchase or initial investment; (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in the amount of total assets does not require elimination of any security from the Fund; and (iii) the term "industry" does not include the U.S. Government and agencies and instrumentalities of the U.S. Government, although a foreign government is deemed to be an "industry." Unless otherwise noted, the restrictions apply to the Fund.


      Under these additional restrictions, the Fund cannot: (a) Invest in physical commodities or physical commodity contracts or speculate in financial commodity contracts, but may purchase and sell financial futures contracts and options on such futures contracts exclusively for hedging and other non-speculative purposes; (b) Invest in real estate; however, the Fund may purchase securities of issuers which engage in real estate operations and securities which are secured by real estate or interests therein; (c) Purchase securities on margin (except for such short-term loans as are necessary for the clearance of purchases of portfolio securities) or make short sales of securities. (Collateral arrangements in connection with transactions in futures and options are not deemed to be margin transactions.) (d) Underwrite securities of other companies except insofar as the Fund may be deemed to be an underwriter under the Securities Act of 1933 in disposing of a (e) Invest more than 10% of its assets in securities of other investment companies or more than 5% of its assets in the securities of one investment company or more than 3% of the outstanding voting securities of such company, provided that the foregoing restrictions on investment company purchases and holdings by the Fund are inapplicable to acquisitions in connection with a merger, consolidation, reorganization or acquisition of assets
(f) Invest in interests in oil, gas or other mineral exploration or development programs; (g) Invest in securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or any officer or director of Oppenheimer Management Corporation or OpCap Advisors owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer; (h) Pledge its assets or assign or otherwise encumber its assets in excess of 33 1/3% of its net assets (taken at market value at the time of pledging) and then only to secure borrowings effected within the limitations set forth in the Prospectus; (i) Invest for the purpose of exercising control or management of another company
(j)   Issue  senior securities as defined in the 1940 Act  except insofar as the Fund may be deemed to have issued a senior security by reason of: (1) entering into any repurchase agreement; (2) borrowing money in accordance with restrictions described in the Prospectus; or (3) lending portfolio securities. In addition, the Fund may not with respect to 75% of its assets, invest more than 5% of the value of its total assets in the securities of any one issuer In addition, as a non-fundamental investment restriction, the Fund (i) may not purchase warrants if as a result the Fund would then have either more than 5% of its total assets (determined at the time of investment) invested in warrants or more than 2% of its total assets invested in warrants not listed on the New York or American Stock Exchange; (ii) may not invest in real estate limited partnership programs; (iii) may not invest in oil, gas or mineral leases; (iv) may not invest more than 15% of its assets in restricted securities, foreign equity securities not listed on an exchange, illiquid securities, securities for which market quotations are not readily available and repurchase agreements in excess of seven days; and (v) more than 5% of its assets in unseasoned issues. In addition, to comply with a state's securities laws, the Fund may not make loans to any person or individual (except that portfolio securities may be loaned within the limitations set forth in the Prospectus).

      To the knowledge of the Fund, the following shareholders held as beneficial or record owners 5% or more of each specified class of shares of the Fund as of September 7, 1995:



Number and Class of Shares
Beneficially  Owned or Held   Name and Address          Percentage of Class
      of Record
---------------------------   ----------------          -------------------
562,945 Class A               Oppenheimer Group Profit           5.247%
Shares held of record         Sharing Plan Indiv A/C
                              Omnibus Account
                              Oppenheimer Tower
                              World Financial Center
                              New York, NY 10281

5,704,813                     Unified  Management Corp.             53%
Class A Shares                Omnibus Account
held for the  benefit of      429 N. Pennsylvania St.
clients.                      Indianapolis, IN 46204


                     DIRECTORS AND OFFICERS

      The directors and officers of the Fund, and their principal occupations during the past five years, are set forth below. Directors who are "interested persons", as defined in the 1940 Act, are denoted by an asterisk. The address of each is Two World Trade Center, New York, New York 10048, except as noted. As of September 7, 1995 all of the Directors and Officers of the Funds as a group owned less than 1% of the outstanding shares of each of the Fund.



BRIDGET  A.  MACASKILL, CHAIRMAN OF THE BOARD  OF  DIRECTORS  AND
PRESIDENT*


Chief Executive Officer of the Manager since September 30, 1995 and President and Chief Operating Officer of the Manager since 1991; prior thereto, Chief Operating Officer of the Manager from 1989 to 1991 and Executive Vice President of the Manager from 1987-1989. Vice President, Director of Oppenheimer Acquisition Corp., Director of Oppenheimer Partnership Holdings, Inc., Chairman and a Director of Shareholder Services, Inc., Director of Main Street Advisers, Inc., Director of Harbourview Asset Management Corporation, all of which are subsidiaries of the Manager.

PAUL Y. CLINTON, DIRECTOR

946 Morris Avenue
Bryn Mawr, Pennsylvania 19010

Director, External Affairs, Kravco Corporation, a national real estate owner and property management corporation; formerly President of Essex Management Corporation, a management consulting company; Trustee of Capital Cash Management Trust, Prime Cash Fund and Short Term Asset Reserves, each of which is a money-market fund; Director of Quest for Value Fund, Inc. and Quest Cash Reserves, Inc, Trustee of Quest for Value Accumulation Trust and Quest for Value Family of Funds, all of which are open-end investment companies. Formerly a general partner of Capital Growth Fund, a venture capital partnership; formerly a general partner of Essex Limited Partnership, an investment partnership; formerly President of Geneve Corp., a venture capital fund; formerly Chairman of Woodland Capital Corp., a small business investment company; formerly Vice President of W.R. Grace & Co.

THOMAS W, COURTNEY, C.F.A., DIRECTOR
P.O. Box 580
Sewickley, Pennsylvania 15143

Principal of Courtney Associates, Inc., a venture capital firm; former General Partner of Trivest Venture Fund, a private venture capital fund; former President of Investment Counseling Federated Investors, Inc.; Trustee of Cash Assets Trust, a money market fund; Director of Quest for Value Fund, Inc. and Quest Cash Reserves, Inc., Trustee of Quest for Value Accumulation Trust and Quest for Value Family of Funds, all of which are open-end investment companies; former President of Boston Company Institutional Investors; Trustee of Hawaiian Tax-Free Trust and Tax Free Trust of Arizona, tax-exempt bond funds; Director of several privately owned corporations; former Director of Financial Analysts Federation.

LACY B. HERRMANN, DIRECTOR
380 Madison Avenue, Suite 2300
New York, New York 10017

President   and  Chairman  of  the  Board  of  Aquila  Management
Corporation (since 1984) and of Incap Management Corporation (since 1982), the sponsoring organizations and Administrator
and/or   Sub-Advisor   to  the  following   open-end   investment
companies, and Chairman of the Board of Trustees and President of each; Churchill Cash Reserves Trust (since 1985), Short Term Asset Reserves (since 1984), Cash Assets Trust (since 1984), U.S. Treasuries Cash Assets Trust (since 1988), Tax-Free Cash Assets Trust (since 1988), Prime Cash Fund (since 1982), Oxford Cash Management Fund (1982-1988) and Trinity Liquid Assets Trust (1982-
1985), each of which is a money market fund, and of Churchill Tax-Free Fund of Kentucky (since 1986), Tax-Free Fund of Colorado (since 1986), Tax-Free Trust of Oregon (since 1985), Tax-Free Trust of Arizona (since 1985), and Hawaiian Tax-Free Trust (since
1984), each of which is a tax-free municipal bond fund; Vice President, Director, Secretary, and formerly Treasurer of Aquila Distributors, Inc. (since 1981), distributor of most of the above funds; President and Chairman of the Board of Trustees of Capital Cash Management Trust ("CCMT") a money market fund (since 1981) and an Officer and Trustee/Director of its predecessors

(since 1974); President and Director of STCM Management Company, Inc., sponsor and Sub-Advisor to CCMT; General Partner of Tamarack Associates (1966-1984), a private investment partnership and Chairman of the Board and President of various of its subsidiaries through 1986. Director of the Quest for Value Fund, Inc. and Quest Cash Reserves, Inc., and Trustee of the Quest for Value Accumulation Trust, Quest for Value Family of Funds and The Saratoga Advantage Trust, each of which is an open-end investment company.

GEORGE LOFT, DIRECTOR
51 Herrick Road
Sharon, Connecticut 06069

Private Investor; Director of Quest for Value Fund, Inc. and Quest Cash Reserves, Inc., Trustee of Quest for Value Accumulation Trust, Quest for Value Family of Funds and The Saratoga Advantage Trust, all of which are open-end investment companies, and Director of the Quest for Value Dual Purpose Fund, Inc., a closed-end investment company.


ROBERT DOLL, JR., VICE PRESIDENT


Execuive Vice President and Director of Equity Investments of the
Manager;  an  officer and Portfolio Manager of other  Oppenheimer
Funds.


ANDREW J. DONOHUE, SECRETARY


Executive Vice President and General Counsel of the Manager and the Distributor; an officer of other Oppenheimer Funds; formerly Senior Vice President and Associate General Counsel of the Manager and the Distributor; partner in Kraft & McManimon (a law firm); an officer of First Investors Corporation (a broker-dealer) and First Investors Management Company, Inc. (broker-dealer and investment adviser), and a director and an officer of First Investors Family of Funds and First Investors Life Insurance Company.


GEORGE C. BOWEN, TREASURER
3410 South Galena Street Denver, Colorado 80231


Senior Vice President and Treasurer of the Manager; Vice President and Treasurer of the Distributor and HarbourView; Senior Vice President, Treasurer, Assistant Secretary and a director of Centennial; Vice President, Treasurer and Secretary of SSI and SFSI; an officer of other Oppenheimer Funds.


     REMUNERATION OF OFFICERS AND DIRECTORS. All officers of the Fund are officers or directors of the Manager and receive no salary or fee from the Fund. The following table sets forth the aggregate compensation received from the Fund and the Fund Complex managed by OpCap Advisors, the Fund's prior manager, by the Fund's non-interested directors during the fiscal year ended November 30, 1994.


Name of Person    Aggregate     Pension or       Estimated       Total
--------------   Compensation   Retirement        Annual      Compensation
                   from the      Benefits      Benefits Upon    from Fund
                    Fund      Accrued as Part   Retirement       and Fund
                 -----------      of Fund      -------------      Complex
                                  Expenses                     ------------
                              ---------------
Paul  Y. Clinton  $4,200           None              None           $68,100

Thomas W. Courtney 4,200           None              None            66,600

Lacy B. Herrmann   4,200           None              None            67,350

George Loft        4,200           None              None            74,800



     Messrs. Clinton, Courtney and Herrmann earned directors fees with respect to 18 investment companies in OpCap Advisors' Fund Complex and the fees earned by Mr. Loft were with respect to 19 investment companies in the Complex. During such periods the non-
interested   Directors  received  fees  from   three   investment
companies for which they no longer serve as directors and which are no longer part of the Complex but for which OpCap Advisors
currently  serves  as  subadviser.   In  addition,  during   such
periods, Mr. Clinton and Mr. Courtney each served as director with respect to three investment companies in the Complex for which they received no fees and Mr. Loft and Mr. Herrmann each served as director with respect to 10 investment ompanies in the Complex for which they received no fees. For the purpose of this paragraph, a portfolio of an investment company organized in series form is considered to be an investment company.


     AMA FAMILY OF FUNDS INDEMNIFICATION. In connection with the combination of each of the Global Equity Fund and Global Income Fund with a portfolio of the AMA Family of Funds, Inc., each Fund has agreed to assume the obligation of such portfolio of AMA Family of Funds, Inc. to indemnify the directors of the AMA Family of Funds, Inc. to the fullest extent permitted by law and the By-Laws of the AMA Family of Funds, Inc.



            INVESTMENT MANAGEMENT AND OTHER SERVICES


     THE MANAGER AND ITS AFFILIATES. The Manager is wholly-owned by Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by MassMutual. OAC is also owned in part by certain of the Manager's directors and officers, some of whom also serve as officers of the Fund and one of whom (Ms. Macaskill) also serves as Director of the Fund.


      The Manager and the Fund has a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Compliance with the Code of Ethics is carefully monitored and strictly enforced by the Manager.

      THE INVESTMENT ADVISORY AGREEMENT. The Manager acts as investment adviser to the Fund pursuant to the terms of an Investment Advisory Agreement dated as of November , 1995. Under the Investment Advisory Agreement, the Manager acts as the investment adviser for the Fund and supervises the investment program of the Fund.


      Expenses not assumed by the Manager under the Investment Advisory Agreement or paid by the Distributor will be paid by Fund including interest, taxes, brokerage commissions, insurance premiums, compensation, expenses and fees of non-interested Directors, legal and audit expenses, transfer agent and custodian fees and expenses, registration fees, expenses of printing and mailing reports and proxy statements to shareholders, expenses of shareholders meetings and non-recurring expenses including litigation. The Investment Advisory Agreement contains no expense limitation. However, independently of the Investment Advisory Agreement, the Manager has undertaken to reimburse the
Fund to the extent that the total expenses of the Fund in any fiscal year (including the investment advisory fee but exclusive of taxes, interest, brokerage commissions, distribution plan payments and any extraordinary non-recurring expenses, including litigation) exceeds the most stringent state regulatory limitation application to the Fund. At present, that limitation is imposed by California and limits expenses (with specified exclusions) to 2.5% of the first $30 million of average annual net assets, 2% of the next $70 million and 1.5% of average annual net assets in excess of $100 million.


      The payment of the management fee at the end of any month will be reduced or eliminated such that there will not be any accrued but unpaid liability under this expense limitation. The Manager reserves the right to terminate or amend the undertaking at any time. Any assumption of the Fund's expenses under this undertaking would lower the Fund's overall expense ratio and increase its total return during any period in which expenses are limited.


      The Investment Advisory Agreement provides that in the absence or willful misfeasance, bad faith, or gross negligence in the performance of its duty, or reckless disregard for its obligations and duties under the advisory agreement, the Manager is not liable from any loss resulting from a good faith or omission on its part with respect to any of its duties thereunder. The Investment Advisory Agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with its other investment companies for which it may act as an investment advisor or general distributor. If the Manager shall no longer act as investment adviser to the Fund, the right of the Fund to use "Oppenheimer" as part of its name may be withdrawn.


       For the services and facilites to be provided by the Manager under the Investment Advisory Agreement the Fund will pay a monthly fee computed as a percentage of the Fund's average daily net assets. The fee applicable to the Fund will be an annual fee, payable monthly, at the rate of the first $400 million of net assets, .70% of the next $400 million of net assets and .65% of net assets over $800 million.

FEES PAID UNDER THE PRIOR INVESTMENT ADVISORY AGREEMENT


     OpCap Advisors served as investment adviser to the Fund from its inception until November , 1995. The following fees were paid by the Fund to OpCap Advisors for services under the prior Investment Advisory Agreement: For the fiscal year ended November 30, 1992, the total advisory fees accrued or paid by the
 Fund were $943,392, of which $103,795 was waived by OpCap Advisors. For the fiscal year ended November 30, 1993, the total advisory fees accrued or paid by the Fund were $940,930, of which $187,345 was waived by OpCap Advisors. For the fiscal year ended November 30, 1994, the total advisory fees accrued or paid by the Fund were $1,166,949, of which $15,349 was waived by OpCap Advisors


      Expenses not expressly assumed by the Manager under the Investment Advisory Agreement or by the Distributor are paid by the Fund. The Fund is responsible for bearing certain expenses attributable to the Fund but not to a particular class ("Fund Expenses"), including deferred organization expenses; taxes; registration fees; typesetting of prospectuses and financial reports required for distribution to shareholders; brokerage commissions; fees and related expenses of trustees or directors who are not interested persons; legal, accounting and audit expenses; custodian fees; insurance premiums; and trade association dues. Fund Expenses will be allocated based on the total net assets of each class. Each class of shares of the Fund will also be responsible for certain expenses attributable only to that class ("Class Expenses"). These Class Expenses may include distribution and service fees, transfer and shareholder servicing agent fees, professional fees, printing and postage expenses for materials distributed to current shareholders, state registration fees and shareholder meeting expenses. Such items are considered Class Expenses provided such fees and expenses relate solely to such Class. A portion of printing expenses, such as typesetting costs, will be divided equally among the Fund, while other printing expenses, such as the number of copies printed, will be considered Class Expenses.


      The Investment Advisory Agreement was approved by the Board of Directors, including a majority of the Directors who are not "interested persons" of the Fund (as defined in the 1940 Act) and who have no direct or indirect financial interest in such Agreement, on June 22, 1995 and by the shareholders of the Fund at a meeting held for that purpose on November 3, 1995..


      The Investment Advisory Agreement provides that the Manager may enter into sub advisory agreements with other affiliated or unaffiliated registered investment advisers in order to obtain specialized services for the Fund provided that the Fund is not required to pay any additional fees for such services. The Manager has retained OpCap Advisors (previously called Quest for Value Advisors) pursuant to a Subadvisory Agreement dated as of November , 1995 with respect to the Fund.


THE SUBADVISORY AGREEMENT


     The Subadvisory Agreement provides that OpCap Advisors shall regularly provide investment advice with respect to the Fund and invest and reinvest cash, securities and the property comprising the assets of the Fund. Under the Subadvisory Agreement, OpCap Advisors agrees not to change the Portfolio Manager of the Fund without the written approval of the Manager and to provide assistance in the distribution and marketing of the Fund. The Subadvisory Agreement was approved by the Board of Directors, including a majority of the Directors who are not "interested persons" of the Fund (as defined in the 1940 Act) and who have no direct or indirect financial interest in such agreements on June 22, 1995 and by the shareholders of each Fund at a meeting held for that purpose on November 3, 1995.


      Under the Subadvisory Agreement, the Manager will pay OpCap Advisors an annual fee payable monthly, based on the average daily net assets of the Fund, equal to 40% of the investment advisory fee and administration fee collected by the Manager of the Fund based on the total net assets of the Fund as of the effective date of the Subadvisory Agreement (the "base amount") plus 30% of the investment advisory fee and administration fee collected by the Manager based on the total net assets of the Fund that exceed the base amount.


      The Subadvisory Agreement provides that in the absence of willful misfeasance, bad faith, negligence or reckless disregard of its duties or obligations, OpCap Advisors shall not be liable to the Manager for any act or omission in the course of or connected with rendering services under the Subadvisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security.


      PORTFOLIO TRANSACTIONS. Portfolio decisions are based upon recommendations of the portfolio manager and the judgment of the portfolio managers. The Fund will pay brokerage commissions on transactions in listed options and equity securities. Prices of portfolio securities purchased from underwriters of new issues include a commission or concession paid by the issuer to the underwriter, and prices of debt securities purchased from dealers include a spread between the bid and asked prices.


         The Investment Advisory Agreement contains provisions relating to the selection of broker-dealers ("brokers") for the Fund's portfolio transactions. The Manager and the Subadvisor may use such brokers as may, in their best judgment based on all relevant factors, implement the policy of the Fund to achieve best execution of portfolio transactions. While the Manager or the Subadvisor need not seek advance competitive bidding or base its selection on posted rates, it is expected to be aware of the current rates of most eligible brokers and to minimize the commissions paid to the extent consistent with the interests and policies of the Fund as established by their Board and the provisions of the Investment Advisory Agreement.


      The   Investment  Advisory Agreement  also  provides  that,
consistent with obtaining the best execution of the Fund's portfolio transactions, the Manager and the Subadvisor, in the interest of the Fund, may select brokers other than affiliated brokers, because they provide brokerage and/or research services to the Fund and/or other accounts of the Manager or any Subadvisor. The commissions paid to such brokers may be higher than another qualified broker would have charged if a good faith determination is made by the Manager or the Subadvisor that the commissions are reasonable in relation to the services provided, viewed either in terms of that transaction or the Manager's or the Subadvisor's overall responsibilities to all its accounts. No specific dollar value need be put on the services, some of which may or may not be used by the Manager or the Subadvisor for the benefit of the Fund or other of its advisory clients. To show that the determinations were made in good faith, the Manager or any Subadvisor must be prepared to show that the amount of such commissions paid over a representative period selected by the Board was reasonable in relation to the benefits to the Fund. The Investment Advisory Agreement recognizes that an affiliated broker-dealer may act as one of the regular brokers for the Fund provided that any commissions paid to such broker are calculated in accordance with procedures adopted by the Fund's Board under applicable SEC rules.


      The Subadvisory Agreements permit OpCap Advisors to enter into "soft dollar" arrangements through the agency of third parties to obtain services for the Fund. Pursuant to these arrangements, OpCap Advisors will undertake to place brokerage business with broker-dealers who pay third parties that provide services. Any such "soft dollar" arrangements will be made in accordance with policies adopted by the Board of the Fund and in compliance with applicable law.


     Transactions may be directed to dealers during the course of an underwriting in return for their brokerage and research services, which are intangible and on which no dollar value can be placed. There is no formula for such allocation. The research information may or may not be useful to one or more of the Funds and/or other accounts of the Manager or OpCap Advisors; information received in connection with directed orders of other accounts managed by the Manager or OpCap Advisors or its affiliates may or may not be useful to one or more of the Fund. Such information may be in written or oral form and includes information on particular companies and industries as well as market, economic or institutional activity areas. It serves to broaden the scope and supplement the research activities of the Manager or OpCap Advisors, to make available additional views for consideration and comparison, and to enable the Manager or OpCap Advisors to obtain market information for the valuation of securities held in a Fund's assets.


      Sales of shares of the Fund, subject to applicable rules covering the Distributor's activities in this area, will also be considered as a factor in the direction of portfolio transactions to dealers, but only in conformity with the price, execution and other considerations and practices discussed above. A Fund will not purchase any securities from or sell any securities to an affiliated broker-dealer including Oppenheimer & Co., Inc. ("Opco"), an affiliate of OpCap Advisors, acting as principal for its own account. OpCap Advisors currently serves as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of OpCap Advisors to cause purchase or sale transactions to be allocated among the Fund and others whose assets it manages in such manner as it deems equita ble. In making such allocations among the Fund and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolio of the Fund and other client accounts. When orders to purchase or sell the same security on identical terms are placed by more than one of the funds and/or other advisory accounts managed by OpCap Advisors or its affiliates, the transactions are generally executed as received, although a fund or advisory account that does not direct trades to a specific broker ("free trades") usually will have its order executed first. Purchases are combined where possible for the purpose of negotiating brokerage commissions, which in some cases might have a detrimental effect on the price or volume of the security in a particular transaction as far as the Fund is concerned. Orders placed by accounts that direct trades to a specific broker will generally be executed after the free trades. All orders placed on behalf of the Fund are considered free trades. However, having an order placed first in the market does not necessarily guarantee the most favorable price.


       The  following  table  presents  information  as  to   the
allocation of brokerage commissions paid by the Fund for the fiscal years ended November 30, 1992, 1993 and 1994:


Fiscal year ended     Total Brokerage      Brokerage Commissions     Total Amount of Transactions
                     Commissions Paid         Paid to Opco            Where Brokerage Commissions
                                                                               Paid to Opco (1)
-------------------------------------------------------------------------------------------------
                                           Dollar Amounts   %        Dollar Amounts      %
-------------------------------------------------------------------------------------------------
     11/30/92             275,868              85,751     31.08        57,807,717     40.90
     11/30/93             200,029              18,503      9.25       102,916,572     15.91
     11/30/94             566,615              16,402      2.89        13,811,383       8.3

(1)  The  Fund does not effect principal transactions with Opco.  When the
Fund   effects   principal  transactions  with  other  broker-dealers,
commissions are imputed.

     During the fiscal year ended November 30, 1994, the Fund directed $65,558,341 of brokerage transactions to brokers because of research services provided. The commissions related to such transactions were $234,399.


      THE DISTRIBUTOR. Under a General Distributor's Agreement with the Fund dated as of November , 1995, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the Class A, Class B and Class C shares of the Fund but is not obligated to sell a specific number of shares. Expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders, are borne by the Distributor. For additional information about distribution of the Fund's shares and the expenses connected with such activities, please refer to "Distribution and Service Plans" below.


     THE ADMINISTRATION AGREEMENT. The Manager acts as the Fund's administrator pursuant to an Administration Agreement as of November , 1995. The Administration Agreement was approved by the Fund's directors on June 22, 1995 and by the shareholders at a meeting called for that purpose on November 3, 1995. The Administration Agreement will remain in effect for two years from the date of its execution and may be continued annually thereafter if approved by a majority vote of the Directors who are neither interested persons of the Fund nor have any direct or indirect financial interest in the Administration Agreement, cast in person at a meeting called for the purpose of voting on such approval. From the inception of the Fund until November , 1995, OpCap Advisors served as administrator for the Fund. For the fiscal years ended November 30, 1992, 1993 and 1994, the total administrative fees accrued or paid by the Fund to OpCap Advisors under the Prior Administration Agreement were $314,464, 313,644 and $388,983, respectively.

                DETERMINATION OF NET ASSET VALUE

     The net asset value per share of the Fund is determined each day the New York Stock Exchange (the "Exchange") is open, as of the close of the regular trading session of the Exchange that day (currently 4:00 p.m. Eastern Time), by dividing the value of the Fund's net assets by the number of its shares outstanding. Although the legal rights of Class A, B and C shares are identical, the different expenses borne by each class may result in differing net asset values and dividends for each class.

      The Exchange's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Presidents' Day, Good Friday, Memorial Day, July 4, Labor Day, Thanksgiving and Christmas Day. It may also close on other days.

      Securities listed on a national securities exchange or on the national market system are valued at the last reported sale price on that day. If there has been no sale on such day or on the previous day on which the Exchange was open (if a week has not elapsed between such days), then the value of such security is taken to be the reported bid price at the time as of which the value is being ascertained. Securities traded in the over-the-counter market but not listed on the national market system are valued at their last quoted bid price. Any securities or other assets for which current market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of each Fund's Board of Directors. The value of a foreign security is determined in its national currency and that value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect on the date of valuation.

      The Fund's Board of Directors has approved the use of nationally recognized bond pricing services for the valuation of the Fund's debt securities. The service selected by the Manager creates and maintains price matrices of U.S. Government and other securities from which individual holdings are valued shortly after the close of business each trading day. Debt securities not covered by the pricing service are valued based upon bid prices obtained from dealers who maintain an active market therein or, if no readily available market quotations are available from dealers, such securities (including restricted securities and OTC options) are valued at fair value under the Board's procedures. Short-term (having a maturity of 60 days or less) debt securities are valued at amortized cost.


      Puts and calls are valued at the last sales price thereof, or, if there are no transactions, at the last reported sales price that is within the spread between the closing bid and asked prices on the valuation date. Futures are valued based on their daily settlement value. When the Fund writes a call, an amount equal to the premium received is included in the Fund's statement of Assets and Liabilities as an asset, and an equivalent deferred credit is included in the liability section. The deferred credit is adjusted ("marked-to-market") to reflect the current market value of the call. If a call written by the Fund is exercised, the proceeds on the sale of the underlying securities are increased by the premium received. If a call or put written by the Fund expires on its stipulated expiration date or if a Fund enters into a closing transaction, it will realize a gain or loss depending on whether the premium was more or less than the transaction costs, without regard to unrealized appreciation or depreciation on the underlying securities. If a put held by the Fund is exercised by it, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of the premium paid by the Fund.

                    PERFORMANCE INFORMATION

      As discussed in the Prospectus, the Fund may quote its total return in advertisements and sales literature.


      The Fund's average annual total return represents an annualization of the Fund's total return ("T" in the formula below), over a particular period and is computed by finding the current percentage rate which will result in the ending redeemable value ("ERV" in the formula below). Of a $1,000 investment, ("P" in the formula below) made at the beginning of a one, five or ten year period, or for the period from the date of commencement of the Fund's operation, if shorter ("N" in the formula below). The following formula will be used to compute the average annual total return for each Fund:

                        P (1 + T)N = ERV

                  AVERAGE ANNUAL TOTAL RETURN

                      For commencement of
                         operations* to            For the Fiscal Year Ended
                      November 30, 1994 (1)         November 30, 1994 (1)
                   ----------------------------   ---------------------------
                     Reflecting      Without       Reflecting      Without
                    Deduction of   Deduction of   Deduction of   Deduction of
                      Maximum        Maximum        Maximum        Maximum
                   Sales Charge   Sales Charge    Sales Charge   Sales Charge
                   ------------   ------------    ------------   ------------
     Class A            5.43%(2)     6.85%            2.14%(2)       8.37%
     Class B            1.63         4.82             2.84           7.84
     Class C            4.76         4.76             6.77           7.77

* The Fund commenced operations on July 2, 1990. Class B and C shares of the Fund were initially offered on September 2, 1993.

(1) Reflects the waiver of certain advisory fees. Without such waivers the average annual total returns would have been lower.

(2) These numbers have been restated to reflect the maximum sales charge of 5.75% as if it had been in effect throughout the above periods.


   The preceding table assumes that a $1,000 payment was made at the beginning of the period shown, that no further payments were made, that any distributions from the assets of each Fund were reinvested. The table reflects the historical rates of return and deductions for all charges, expenses and fees of the Fund.

   In addition to the foregoing, the Fund may advertise its total return over different periods of time by means of aggregate, average, year by year or other types of total return figures.


   Total returns quoted in advertising reflect all aspects of the Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value per share over the period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical investment in a fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual return that would equal 100% growth on a compounded basis in ten years.


   In addition to average annual returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount and may be calculated for a single investment, a series of investments and/or a series of redemptions over any time period. Total returns and other performance information may be quoted numerically or in a table, graph or similar illustration. Total returns may be quoted with or without taking the Fund's sales charge into account. Excluding a Fund's sales charge from a total return calculation produces a higher total return figure.


The total return on an investment made in Class A, B and C shares of the Fund for the period from commencement of public sale through November 30, 1994 is as follows:


                     AGGREGATE TOTAL RETURN


   From commencement of operations* to November 30, 1994 (1)



                    Reflecting Deduction of    Without Deduction of
                     Maximum Sales Charge      Maximum Sales Charge
                    -----------------------    --------------------
Global Equity Fund
     Class A                26.33% (2)              34.04% (2)
     Class B                 2.04%                   6.04%
     Class C                 5.97%                   5.97%

* The   Fund commenced operations  on  7/2/90.   Class B   and  C
  shares of the Fund were initially offered on 9/2/93.

(1) Reflects the waiver of certain advisory fees and the reimbursement of certain expenses. Without such waiver, the inception to date total return for the Fund would have been lower.
(2) This number has been restated to reflect the maximum sales charge of 5.75% as if it has been in effect throughout the above period.


   From time to time the Fund may refer in advertisements to rankings and performance statistics published by (1) recognized mutual fund performance rating services including but not limited to

Lipper Analytical Services, Inc. and Morningstar, Inc., (2) recognized indexes including but not limited to the Standard & Poors Composite Stock Price Index, Dow Jones Industrial Average, Consumer Price Index and EAFE Index and (3) Money Magazine and other financial publications including but not limited to magazines, newspapers and newsletters. Performance statistics may include total returns, measures of volatility or other methods of portraying performance based on the method used by the publishers of the information. In addition, comparisons may be made between yields on certificates of deposit and U.S.
government securities and corporate bonds, and may refer to current or historic financial or economic trends or conditions.

   The performance of the Fund may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. ("Lipper"), and Morningstar, Inc. ("Morningstar"), independent services located in Summit, New Jersey and Chicago, Illinois, respectively, that monitor the performance of mutual funds.. Lipper and Morningstar generally rank funds on the basis of total return, assuming reinvestment of distributions, but do not take sales charges or redemption fees into consideration, and are prepared without regard to tax consequences. In addition to the mutual fund rankings, performance may be compared to mutual fund performance indices prepared by Lipper.

   From time to time, the Fund's performance also may be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the Fund may quote Morningstar in its advertising materials. Morningstar rates mutual funds on a one star to five star scale on the basis of risk-adjusted performance.


   The Distributor may provide information designed to help individuals understand their investment goals and explore various financial strategies such as general principles of investing, such as asset allocation, diversification, risk tolerance, goal setting, and a questionnaire designed to help create a personal financial profile.

   Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices.

   The  Distributor  may  use the performance  of  these  capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Fund. The Fund may also compare performance to that of other compilations or indices that may be developed and made available in the future.


   In advertising materials, the Distributor may reference or discuss its products and services, which may include: other Oppenheimer funds; retirement investing; brokerage products and services; the effects of dollar-cost averaging and saving for college; and the risk of marketing timing. In addition, the Distributor may quote financial or business publications and periodicals, including model portfolios or allocations, as they relate to fund management, investment philosophy, and investment techniques. The Distributor may also reprint, and use as advertising and sales literature, articles from a quarterly magazine provided free of charge to Oppenheimer fund shareholders. The Fund may present its fund number, Quotron symbol, CUSIP number, and discuss or quote its current portfolio manager.

   VOLATILITY. The Fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the Fund may compare these measures to those of other funds. Measures of volatility seek to compare a fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data.

   Momentum Indicators indicate the Fund's price movements over specific periods of time. Each point on the momentum indicator represents the Fund's percentage change in price movements over that period.

   The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during period of low price levels.

  The Fund may be available for purchase through retirement plans or other programs offering deferral of or exemption from income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax of $1,949 after ten years, assuming tax was deducted from the return each year at a 28% rate. An equivalent tax-deferred investment would have an after-tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year plan.

                DISTRIBUTION  AND SERVICE PLANS


       The Fund entered into an Amended and Restated Distribution and Service Plan and Agreement as of November , 1995 (a "Plan") with Oppenheimer Funds Distributor, Inc. (the "Distributor") with respect to each Class of shares (the "Plans"). The Plans were approved on June 22, 1995 by the Directors, including the non-interested Directors, and by the shareholders of each class of shares of the Fund at a meeting held for that purpose on November 3, 1995.


      The fees under each Plan consist of a service fee at the annual rate of .25% of the average net assets of the shares and a distribution fee at the annual rate of .25% of the average net assets of Class A shares of the Fund and at the annual rate of
 .75% of the average net assets of Class B and Class C shares of the Fund.

      The Distributor will be authorized under the Plans to pay broker dealers, banks or other entities (the "Recipients") that render assistance in the distribution of shares or provide administrative support with respect to shares held by customers. The service fee payments made under the Plans will compensate the Distributor and the Recipients for providing administrative support with respect to shareholder accounts. The distribution fee payments made under the Plans will compensate the Distributor and the Recipients for providing distribution assistance in connection with the sale of Fund shares.


      The Plans provide that payments may be made by the Manager or by the Distributor to the Recipients from their own resources or from borrowings. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of payments they make from their own resources to Recipients.


      The Plans may not be amended to increase materially the amount of payments to be made without the approval of the relevant class of shareholders of the Fund. In addition, because Class B shares of each Fund automatically convert into Class A shares after six years, the Fund is required to obtain the approval of Class B as well as Class A shareholders for the proposed amendment to the Class A Plan that would materially increase the amount to be paid by Class A shareholders under the Class A Plan. Such approval must be by a "majority" of the Class A and Class B shares (as defined in the Investment Company Act), voting separately by class. All material amendments must be approved by the Independent Directors.


      While the Plans are in effect, the Treasurer of the Fund shall provide separate written reports to the Fund Board of Directors at least quarterly on the amount of all payments made pursuant to each Plan, the purpose for which the payment was made and the identity of each Recipient that received any such payment. Those reports, including the allocations on which they are based, will be subject to the review and approval of the Independent Directors in the exercise of their fiduciary duty. Each Plan further provides that while it is in effect, the selection and nomination of those Directors of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Directors. This does not prevent the involvement of others in such selection and nomination if the final decision on any such selection or nomination is approved by a majority of such Independent Directors.


     Under the Plans, no payment will be made to any Recipient in any quarter if the aggregate net asset value of all Fund shares held by the Recipient for itself and its customers does not exceed a minimum amount, if any, that may be determined from time to time by a majority of the Fund's Independent Directors. Initially, the Board of Directors has set the fee at the maximum rate and set no minimum amount.


      Each Plan will remain in effect only if its continuance is specifically approved at least annually by the vote of both a majority of the Directors and a majority of the non-interested Directrors who have no direct or indirect individual financial interest in the operation of the Plans or any agreements related thereto (the "Qualified Directors"). The Plans may be terminated at any time by vote of a majority of the Qualified Directors or by a vote of a majority of the relevant class of Shares of the Fund. In the event of such termination, the Board including the Qualified Directors shall determine whether the Distributor is entitled to payment by the Fund of all or a portion of the service fee and/or the distribution fee with respect to shares sold prior to the effective date of such termination.


      The service fee and the distribution fee payable under the Plans are subject to reduction or elimination under the limits imposed by the Rules of Fair Practice of the National Association of Securities Dealers, Inc. ("NASD Rules"). The Plans are intended to comply with NASD Rules and Rule 12b-1 adopted under the 1940 Act. Rule 12b-1 requires that the selection and nomination of Directors who are not "interested persons" of the Fund be committed to the discretion of the Qualified Directors and that the Directors receive quarterly reports on the payments made under the Plans and the purposes for those payments.


THE PRIOR PLANS From the inception date of the Fund through November , 1995, OpCap Distributors (formerly known as Quest for Value Distributors) served as Distributor to the Fund and provided distribution services pursuant to plans adopted under the Investment Company Act (the "Prior Plans").


   OpCap Distributors has estimated that it spent approximately the following amounts with respect to Class A, B and C shares of the Fund for the fiscal year ended November 30, 1994.


                                Printing and
                                 mailing of
                              Prospectuses to
            Sales Material      other than
                and              current        Compensation to   Compensation to
              Advertising     shareholders          Dealers       Sales Personnel     Other (1)
            -------------    ----------------   ---------------   ----------------    ---------
 Class A      $154,958          $94,017            $590,774           $360,944         $204,049
 Class B        40,559           26,237             343,744             97,485           55,223
 Class C        28,114           17,762              17,122             66,896           37,844

(1) Includes costs of telephone and overhead.


      During  the  fiscal  year ended November  30,  1994,  OpCap
Distributors received the following compensation with respect to the Fund:

  PORTION OF SALES             COMPENSATION ON
 CHARGE ON CLASS A SHARES   REDEMPTIONS (CDSC'S)
       84,018                $7,300

For the fiscal year ended November 30, 1994, OpCap Distributors paid $141,383 in distribution and service fees to OpCo with respect to the Fund.

                     ADDITIONAL INFORMATION

   DESCRIPTION OF THE FUND. The Fund is a corporation formed under the laws of Maryland on April 25, 1990. It is not contemplated that regular annual meetings of shareholders of the Fund will be held; however, a meeting will be held if requested by the holders of 10% of each corporation's voting securities. In addition, 10 shareholders holding the lesser of shares having a net asset value of at least $25,000 or 1% of a Fund's outstanding shares may advise the Board of Directors in writing that they wish to communicate with other shareholders of that Fund for the purpose of requesting a meeting to remove a director. The Board of Directors will then either give the applicants access to the Fund's shareholder list or mail the applicant's communication to all other shareholders at the applicant's expense.

   When issued, the shares of each class of the Fund are fully paid and have no preemptive, conversion, or other subscription rights. Each class of shares represents identical interests in the applicable Fund's investment portfolio. As such, they have the same rights, privileges and preferences, except with respect to: (a) the designation of each class, (b) the effect of the respective sales charges, if any, for each class, (c) the distribution fees borne by each class, (d) the expenses allocable exclusively to each class, (e) voting rights on matters exclusively affecting a single class and (f) the exchange privilege of each class. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets available for distribution to shareholders after all debts and expenses have been paid. The shares do not have cumulative voting rights.

  REDUCED SALES CHARGES. Sales are made at reduced sales charges to certain persons described under "Reduced Sales Charges" in the Prospectus because of economies of scale and/or because there is little or no sales effort required to make sales to such persons.


   POSSIBLE ADDITIONAL PORTFOLIO SERIES. The Board of Directors is empowered to create additional portfolios of the Fund. If additional portfolios are created by the Board of Directors, shares of each such portfolio will be entitled to vote as a class only to the extent permitted by the 1940 Act (see below) or as permitted by the Board of Directors. Expenses not otherwise identified with a particular portfolio will be allocated fairly among two or more portfolios by the Board of Directors.

   Under Rule 18f-2 of the 1940 Act, any matter required to be submitted to a vote of shareholders of any investment company which has two or more series outstanding is not deemed to have been effectively acted upon unless approved by the holders of a "majority" (as defined in that Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of directors or the ratification of the selection of accountants. Approval of an investment management or distribution plan and a change in fundamental policies would be regarded as matters requiring separate voting by each portfolio. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

   DISTRIBUTION  AGREEMENT.   Under  the  Distribution  Agreement
between the Fund and the Distributor, the Distributor acts as the Fund's agent in the continuous public offering of its shares.

Expenses normally attributable to sales, other than those paid under the Distribution and Service Plan, are borne by the Distributor.

   INDEPENDENT ACCOUNTANTS. Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York, are the independent accountants of the Fund; their services include examining the annual financial statements of the Fund as well as other related services.

   CUSTODIAN.   State  Street  Bank and  Trust  Company  acts  as
custodian of the assets  of the Fund.


   THE  TRANSFER AGENT.  Shareholder Services, Inc.,  the  Fund's
transfer  agent,  is  responsible  for  maintaining  the   Fund's
shareholder registry and shareholder accounting records, and for shareholder servicing and administrative functions.

    DISTRIBUTION   OPTIONS.   Shareholders   may   change   their
distribution options by giving the Transfer Agent three days prior notice in writing.

   SHAREHOLDER SERVICING AGENT FOR CERTAIN SHAREHOLDERS. Unified Management Corporation (1-800-346-4601) is the shareholder servicing agent for former shareholders of the AMA Family of Funds and clients of AMA Investment Advisers, Inc. (which acted as the investment advisor to the AMA Family of Funds) who acquire shares of any former Quest Fund, and for former shareholders of the Unified Funds and Liquid Green Trusts, accounts which participated or participate in a retirement plan for which Unified Investment Advisers, Inc. or an affiliate acts as custodian or trustee, accounts which have a Money Manager brokerage account, and other accounts for which Unified Management Corporation is the dealer of record.

   TAX INFORMATION. The Federal tax treatment of the Funds' dividends and distributions is explained in the Prospectus under the heading "Tax Status." Each Fund will be subject to a nondeductible 4% excise tax to the extent that it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gains net income for the one year period ending on October 31 of that year.

   RETIREMENT PLANS. The Distributor may print advertisements and brochures concerning retirement plans, lump sum distributions and 401-k plans. These materials may include descriptions of tax rules, strategies for reducing risk and descriptions of the 401-k program offered by the Distributor. From time to time hypothetical investment programs illustrating various tax-deferred investment strategies will be used in brochures, sales literature, and omitting prospectuses. The following examples illustrate the general approaches that will be followed. These hypotheticals will be modified with different investment amounts, reflecting the amounts that can be invested in different types of retirement programs, different assumed tax rates, and assumed rates of return. They should not be viewed as indicative of past or future performance of any Oppenheimer Fund product.

EXAMPLES


 Benefits of Long Term Tax-Free Compounding -                      Benefits of Long Term Tax-Free Compounding -
 Single Sum                                                        Periodic Investment
------------------------------------------------------------------------------------------------------------------------------------
                 Amount of Contribution: $100,000                                  Amount Invested Annually: $2,000
------------------------------------------------------------------------------------------------------------------------------------

                                Rates of Return                                                    Rates of Return
    Years        -------------------------------------------           Years       -------------------------------------------------

                   8.00%            10.00%            12.00%                           8.00%           10.00%           12.00%
                 -------------------------------------------                       -------------------------------------------------
                                  Value at end                                                      Value at End
------------------------------------------------------------------------------------------------------------------------------------

       5         $  146,933       $  161,051        $  176,234           5           $ 12,672         $ 13,431         $ 14,230
      10         $  215,892       $  259,374        $  310,585          10           $ 31,291         $ 35,062         $ 39,309
      15         $  317,217       $  417,725        $  547,357          15           $ 58,649         $ 69,899         $ 83,507
      20         $  466,096       $  672,750        $  964,629          20           $ 98,846         $126,005         $161,397
      25         $  684,848       $1,083,471        $1,700,006          25           $157,909         $216,364         $298,668
      30         $1,006,266       $1,744,940        $2,995,992          30           $244,692         $361,887         $540,585


 Comparison of Taxable and Tax-Free Investing -- Periodic Investments
 (Assumed Tax Rate : 28%)

------------------------------------------------------------------------------------------------------------------------------------
                Amount of Annual Contribution (Pre-Tax):$2,000                       Annual Contribution (After Tax): $1,440
------------------------------------------------------------------------------------------------------------------------------------
                          Tax Deferred Rates of Return                                       Fully Taxed Rates of Return
    Years       -----------------------------------------------        Years        ------------------------------------------------
                   8.00%            10.00%            12.00%                           5.76%            7.20%            8.64%
                -----------------------------------------------                     ------------------------------------------------
                                  Value at end                                                      Value at End
------------------------------------------------------------------------------------------------------------------------------------

       5          $ 12,672         $ 13,431          $ 14,230            5           $  8,544         $  8,913         $  9,296
      10          $ 31,291         $ 35,062          $ 39,309           10           $ 19,849         $ 21,531         $ 23,364
      15          $ 58,649         $ 69,899          $ 83,507           15           $ 34,807         $ 39,394         $ 44,654
      20          $ 98,846         $126,005          $161,397           20           $ 54,598         $ 64,683         $ 76,874
      25          $157,909         $216,364          $298,668           25           $ 80,785         $100,485         $125,635
      30          $244,692         $361,887          $540,585           30           $115,435         $151,171         $199,429


                      Comparison of Tax Deferred Investing
                            -- Deducting Taxes at End
                         (Assumed Tax Rate at End: 28%)
 -------------------------------------------------------------------------------
                      Amount of Annual Contribution: $2,000
 -------------------------------------------------------------------------------
                                 Tax Deferred Rates of Return

     Years          ------------------------------------------------------------

                      8.00%               10.00%                 12.00%
                    ------------------------------------------------------------
                                         Value at End
--------------------------------------------------------------------------------

       5            $ 11,924             $ 12,470               $ 13,046
      10            $ 28,130             $ 30,485               $ 33,903
      15            $ 50,627             $ 58,728               $ 68,525
      20            $ 82,369             $101,924               $127,406
      25            $127,694             $169,782               $229,041
      30            $192,978             $277,359               $406,021


                      APPENDIX A -- RATINGS


DESCRIPTION OF MOODY'S CORPORATE RATINGS

     Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which made the long-term risks appear somewhat larger than in Aaa securities.

       A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa. Bonds which are rated Baa are considered as medium grade obligations, (i.e.; they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba. Bonds which are rated Ba are judges to have speculative elements and their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times. Uncertainty of position characterizes bonds in this class.

       B.    Bonds   which  are  rated  B  generally   lack   the
characteristics of a desirable investment. Assurance of interest and principal payments or of other terms of the contract over long periods may be small.

      Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be elements of danger present with respect to principal or interest.

      Ca.   Bonds which are rated Ca represent obligations  which
are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF S&P'S CORPORATE RATINGS

     AAA.  Debt rated AAA has the highest rating assigned by S&P.
Capacity to pay interest and repay principal is extremely strong.

      AA.   Debt  rated  AA  has a very strong  capacity  to  pay
interest and repay principal and differs from the highest rated issues only in small degree.

      A. Debt rated A has a strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

     BBB. Debt rated BBB is regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category.

      BB. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payment. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

      B. Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest and principal payments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating

       CCC. Debt rated CCC has a current identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied CCC rating.

     CC. The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

      C. The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

      CI. The rating CI is reserved for income bonds on which no interest is being paid.

      D. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

      Commercial paper rated Prime-1 by Moody's are judged by Moody's to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk. Margins of support for current indebtedness are large or stable with cash flow and asset protection well assured. Current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations.

      Issuers (or related supporting institutions) rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

       Commercial  paper  rated  A  by  S&P  have  the  following characteristics. Liquidity ratios are better than industry average. Long-term debt rating is A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management. Issuers rated A are further refined by use of numbers 1, 2, and 3 to denote relative strength within this highest classification. Those issuers rated A-1 that are determined by S&P to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

       Fitch's commercial paper ratings represent Fitch's assessment of the issuer's ability to meet its obligations in a timely manner. The assessment places emphasis on the existence of liquidity. Ratings range from F-1+ which represents exceptionally strong credit quality to F-4 which represents weak credit quality.

      Duff & Phelps' short-term ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit and current maturities of long-term debt. Emphasis is placed on liquidity. Ratings range from Duff 1+ for the highest quality to Duff 5 for the lowest, issuers in default. Issues rated Duff 1+ are regarded as having the highest certainty of timely payment. Issues rated Duff 1 are regarded as having very high certainty of timely payment.

NOVEMBER 30, 1994
SCHEDULES OF INVESTMENTS
----------------------------------
GLOBAL EQUITY FUND
----------------------------------
---------------------------------------------------------------------------

SHARES                                                                VALUE
---------------------------------------------------------------------------
COMMON STOCKS--86.6%
ARGENTINA--1.3%
---------------------------------------------------------------------------
ENERGY--0.6%
     40,000         YPF Sociedad Anonima ADR...............    $    905,000
                                                               ------------
TOBACCO/BEVERAGES/FOOD PRODUCTS--0.7%
     46,000         Quilmes Industrial SA ADR..............       1,216,700
                                                               ------------
Total Argentinean Common Stocks............................       2,121,700
                                                               ------------

AUSTRALIA--2.7%
---------------------------------------------------------------------------
METALS/MINING--1.9%
    405,000         Comalco Ltd............................       1,510,381
    280,000         Western Mining Corp.
                      Holdings Ltd.........................       1,593,233
                                                               ------------
                                                                  3,103,614
                                                               ------------
PUBLIC SERVICES--0.8%
    250,000         Mayne Nickless Ltd.....................       1,207,228
                                                               ------------
Total Australian Common Stocks.............................       4,310,842
                                                               ------------
AUSTRIA--1.5%
---------------------------------------------------------------------------
BUILDING & CONSTRUCTION
     35,000         Flughafen Wien AG......................       1,503,504
      2,800         Wienerberger
                     Baustoffindustrie AG..................         964,522
                                                               ------------
Total Austrian Common Stocks...............................       2,468,026
                                                               ------------
DENMARK--2.1%
---------------------------------------------------------------------------
CONGLOMERATES--1.1%
     20,000         Sophus Berendsen AS....................       1,667,074
                                                               ------------
TELECOMMUNICATIONS--1.0%
     31,200         Tele Danmark AS (Class B)..............       1,630,476
                                                               ------------
Total Danish Common Stocks.................................       3,297,550
                                                               ------------
FINLAND--2.6%
---------------------------------------------------------------------------
EXPORTING--1.7%
     20,000         Oy Nokia AB............................       2,730,263
                                                               ------------
RETAIL--0.9%
     30,700         Oy Stockmann AB........................       1,439,063
                                                               ------------
Total Finnish Common Stocks................................       4,169,326
                                                               ------------
FRANCE--4.5%
---------------------------------------------------------------------------
AEROSPACE--0.7%
      2,410         Sagem..................................       1,184,394
                                                               ------------
AUTOMOTIVE--0.6%
     27,000         Renault SA.............................         909,368
                                                               ------------
ENERGY--1.8%
     38,340         Elf Aquitaine, Inc. ADS................      $1,303,560
     24,710         Total SA...............................       1,547,820
                                                               ------------
                                                                  2,851,380
                                                               ------------
MACHINERY & ENGINEERING--1.4%
     30,000         Michelin (CGDE)........................       1,154,275
     15,300         Schneider SA...........................       1,103,420
                                                               ------------
                                                                  2,257,695
                                                               ------------
Total French Common Stocks.................................       7,202,837
                                                               ------------
GERMANY--4.3%
---------------------------------------------------------------------------
BANKING--1.6%
      4,000         Deutsche Bank AG.......................       1,889,583
      2,700         Dresdner Bank AG.......................         704,004
                                                               ------------
                                                                  2,593,587
                                                               ------------
COMPUTER SERVICES--0.9%
      2,500         SAP AG.................................       1,467,073
                                                               ------------
HEALTH & PERSONAL CARE--1.1%
      2,700         Schering AG............................       1,692,018
                                                               ------------
MACHINERY & ENGINEERING--0.7%
      2,000         Linde AG...............................       1,142,420
                                                               ------------
Total German Common Stocks.................................       6,895,098
                                                               ------------
INDONESIA--0.9%
---------------------------------------------------------------------------
TELECOMMUNICATIONS
     37,500         Indonesian Satellite ADR...............       1,425,000
                                                               ------------
ITALY--1.9%
---------------------------------------------------------------------------
TELECOMMUNICATIONS--0.9%
    690,000         Telecom Italia.........................       1,430,118
                                                               ------------
TEXTILES/APPAREL--0.7%
    170,000         Marzotto & Figli..........                    1,167,481
                                                               ------------
UTILITIES--0.3%
    114,000         Edison S.p.A...........................         476,087
                                                               ------------
Total Italian Common Stocks................................       3,073,686
                                                               ------------
JAPAN--17.2%
---------------------------------------------------------------------------
AEROSPACE--1.1%
    250,000         Mitsubishi Heavy
                      Industries Ltd.......................       1,855,597
                                                               ------------
APPLIANCES & HOUSEHOLD DURABLES--2.0%
    101,000         Sharp Corp.............................       1,756,699
     29,000         Sony Corp..............................       1,539,590
                                                               ------------
                                                                  3,296,289
                                                               ------------
AUTOMOTIVE--0.9%
    145,000         Mitsubishi Motors......................       1,373,900
                                                               ------------


NOVEMBER 30, 1994
SCHEDULES OF INVESTMENTS
----------------------------------
GLOBAL EQUITY FUND (CONT'D)
----------------------------------
---------------------------------------------------------------------------

SHARES                                                                VALUE
---------------------------------------------------------------------------
JAPAN (CONT'D)
---------------------------------------------------------------------------
BANKING--1.0%
    160,000         The Mitsui Trust &
                      Banking Co., Ltd.....................    $  1,634,139
                                                               ------------
BUILDING & CONSTRUCTION--0.8%
    114,000         Sekisui House Ltd......................       1,325,716
                                                               ------------
CONSUMER PRODUCTS--0.9%
     91,000         Yakult Honsha Co.......................       1,407,928
                                                               ------------
DRUGS & MEDICAL PRODUCTS--1.0%
    150,000         Fujisawa Pharmaceutical Co.............       1,638,184
                                                               ------------
Electronics--3.6%
     80,000         Hitachi Maxell Co......................       1,391,445
     24,000         Kyocera Corp...........................       1,781,373
     88,000         NEC Corp...............................       1,023,359
     75,000         Nippondenso Co., Ltd...................       1,532,005
                                                               ------------
                                                                  5,728,182
                                                               ------------
INSURANCE--1.1%
    150,000         Tokio Marine & Fire
                      Insurance Co., Ltd...................       1,729,194
                                                               ------------
MERCHANDISING--2.1%
     45,000         Ito Yokado Co., Ltd....................       2,389,018
     85,400         Simree Co., Ltd........................       1,001,760
                                                               ------------
                                                                  3,390,778
                                                               ------------
MISCELLANEOUS FINANCIAL SERVICES--1.5%
      8,000         Japan Associated
                      Finance Co., Ltd....................        1,100,212
     85,000         Toyo Tec Co., Ltd.....................        1,246,334
                                                               ------------
                                                                  2,346,546
                                                               ------------
RECREATION--1.2%
    110,000         Canon, Inc............................        1,902,114
                                                               ------------
Total Japanese Common Stocks..............................       27,628,567
                                                               ------------
MEXICO--0.9%
---------------------------------------------------------------------------
MISCELLANEOUS FINANCIAL SERVICES--0.3%
    125,000         Grupo Finance
                      Del Norte (Class B)..................         494,330
                                                               ------------
RETAIL--0.2%
    120,000         Cifra SA de CV.........................         324,513
                                                               ------------
TELECOMMUNICATIONS--0.4%
     13,000         Telefonos De Mexico
                      SA ADR...............................         689,000
                                                               ------------
Total Mexican Common Stocks................................       1,507,843
                                                               ------------
NETHERLANDS--5.5%
---------------------------------------------------------------------------
BUILDING & CONSTRUCTION--1.0%

     19,500         Kondor Wessels Groep NV................    $    505,296
     46,000         NBM Amstelland NV......................         484,652
     22,500         Sphinx Kon
                      Gustavsberg--CVA.....................         694,516
                                                               ------------
                                                                  1,684,464
                                                               ------------
ELECTRONICS--1.0%
     50,833         Getronics NV...........................       1,676,195
                                                               ------------
INSURANCE--1.3%
     44,127         International Nederlanden..............       2,075,796
                                                               ------------
MISCELLANEOUS FINANCIAL SERVICES--1.0%
     19,855         Hagemeyer..............................       1,566,101
                                                               ------------
PUBLISHING--1.2%
     26,844         Wolters Kluwer.........................       1,895,698
                                                               ------------
Total Netherlands Common Stocks............................       8,898,254
                                                               ------------
SINGAPORE--0.3%
---------------------------------------------------------------------------
Electronics
    700,000         IPC Corp...............................         497,268
                                                               ------------
SPAIN--1.7%
---------------------------------------------------------------------------
BUILDING & CONSTRUCTION--1.1%
     17,000         Fomento de Construcione
                      Y Contra.............................       1,684,082
                                                               ------------
UTILITIES--0.6%
    200,000         Sevillana De Electric..................         970,762
                                                               ------------
Total Spanish Common Stocks................................       2,654,844
                                                               ------------
SWEDEN--3.8%
---------------------------------------------------------------------------
DRUGS & MEDICAL PRODUCTS--1.0%
     60,000         ASTRA AB...............................       1,616,757
                                                               ------------
MACHINERY & ENGINEERING--2.8%
     20,000         ASEA AB................................       1,422,958
    125,000         Atlas Copco AB.........................       1,609,456
    130,000         Kalmar Industries......................       1,527,158
                                                               ------------
                                                                  4,559,572
                                                               ------------
Total Swedish Common Stocks................................       6,176,329
                                                               ------------
SWITZERLAND--1.9%
---------------------------------------------------------------------------
BANKING--0.8%
      2,900         Bil GT Gruppe AG.......................       1,345,023
                                                               ------------
BUILDING & CONSTRUCTION--1.1%
      2,300         Holderbank Financiere
                      Glaris AG............................       1,784,842
                                                               ------------
Total Swiss Common Stocks..................................       3,129,865
                                                               ------------


---------------------------------------------------------------------------

SHARES                                                                VALUE
---------------------------------------------------------------------------
UNITED KINGDOM--3.1%
---------------------------------------------------------------------------
PUBLIC SERVICES--1.2%
    240,000         British Airport
                      Authority PLC........................    $  1,892,807
                                                               ------------
TOBACCO/BEVERAGES/FOOD PRODUCTS--1.0%
    221,000         Guinness PLC...........................       1,582,777
                                                               ------------
UTILITIES--0.9%
    187,400         National Power PLC.....................       1,456,675
                                                               ------------
Total United Kingdom Common Stocks.........................       4,932,259
                                                               ------------
UNITED STATES--30.4%
---------------------------------------------------------------------------
AEROSPACE--3.5%
     35,000         McDonnell Douglas Corp.................       4,882,500
     15,300         Sundstrand Corp........................         654,075
                                                               ------------
                                                                  5,536,575
                                                               ------------
BANKING--6.4%
     20,000         First Interstate Bancorp...............       1,410,000
    169,215         Mellon Bank Corp.......................       5,605,247
     23,000         Wells Fargo & Co.......................       3,320,625
                                                               ------------
                                                                 10,335,872
                                                               ------------
CHEMICALS--2.9%
     21,000         Hercules, Inc..........................       2,401,875
     31,000         Monsanto Co............................       2,232,000
                                                               ------------
                                                                  4,633,875
                                                               ------------
CONGLOMERATES--1.1%
     20,000         General Electric Co....................         920,000
     10,000         ITT Corp...............................         796,250
                                                               ------------
                                                                  1,716,250
                                                               ------------
CONSUMER PRODUCTS--1.3%
     35,000         Avon Products, Inc.....................       2,165,625
                                                               ------------
DRUGS & MEDICAL PRODUCTS--3.7%
     70,000         Becton, Dickinson & Co.................       3,307,500
     34,000         Warner-Lambert Co.....................        2,630,750
                                                               ------------
                                                                  5,938,250
                                                               ------------
ENERGY--0.6%
     20,000         MAPCO, Inc.............................      $1,002,500
                                                               ------------
INSURANCE--3.4%
     70,000         EXEL Ltd...............................       2,625,000
     61,000         Transamerica Corp......................       2,889,875
                                                               ------------
                                                                  5,514,875
                                                               ------------
METALS/MINING--0.8%
        875         Freeport McMoRan
                      Copper & Gold (Class A)..............          17,609
     70,000         Freeport McMoRan, Inc..................       1,198,750
                                                               ------------
                                                                  1,216,359
                                                               ------------
MISCELLANEOUS FINANCIAL SERVICES--4.7%
    110,000         American Express Co....................       3,258,750
     87,000         Federal Home Loan
                      Mortgage Corp........................       4,339,125
                                                               ------------
                                                                  7,597,875
                                                               ------------
TECHNOLOGY--1.2%
     30,000         Intel Corp.............................       1,893,750
                                                               ------------

TELECOMMUNICATIONS--0.8%
     44,000         Sprint Corp............................       1,314,500
                                                               ------------
Total United States Common Stocks..........................      48,866,306
                                                               ------------
Total Common Stocks
  (cost--$121,902,041).....................................    $139,255,600
                                                               ------------
                                                               ------------

---------------------------------------------------------------------------
WARRANTS                                                              VALUE
---------------------------------------------------------------------------
WARRANTS--0.0%
SWITZERLAND
---------------------------------------------------------------------------
BUILDING & CONSTRUCTION
     11,500         Holderbank Financiere
                      Glaris AG, 12/20/94,
                      strike @ CHF 620 *...................         $17,779
                                                               ------------


NOVEMBER 30, 1994
SCHEDULES OF INVESTMENTS
----------------------------------
GLOBAL EQUITY FUND (CONT'D)
----------------------------------
---------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                                                VALUE
---------------------------------------------------------------------------
CONVERTIBLE BONDS--0.3%
SWEDEN
---------------------------------------------------------------------------
MISCELLANEOUS FINANCIAL SERVICES
  2,200,000 SEK     Investor AB
                      8.00%, 6/21/01
                      (cost--$359,464).....................    $    385,473
                                                               ------------
REPURCHASE AGREEMENT--13.0%
---------------------------------------------------------------------------
 20,800,000 US$     Prudential Securities, 5.65%,
                      12/01/94, (proceeds at maturity:
                      $20,803,264, collateralized by
                      $21,445,000 par, $21,219,828
                      value, U.S. Treasury Notes 3.875%,
                      8/31/95) (cost--$20,800,000).........     $20,800,000
                                                               ------------

---------------------------------------------------------------------------
LOCAL
CURRENCY                                                              VALUE
---------------------------------------------------------------------------
FOREIGN CURRENCY
CALL ACCOUNTS**--0.5%
---------------------------------------------------------------------------
STATE STREET BANK & TRUST CO.
966,524,112         Italian Lira 7.25%.....................        $597,986
    159,642         Pound Sterling 4.25%...................         250,183
      9,431         Australian Dollar 5.50%................           7,252
     11,966         Danish Krone 3.50%.....................           1,948
                                                               ------------
Total Foreign Currency Call Accounts
  (cost--$856,895).........................................        $857,369
                                                               ------------
Total Investments
  (cost--$143,918,400).............................  100.4%    $161,316,221
Other Liabilities in Excess of
  Other Assets.....................................   (0.4)        (589,606)
                                                     -----     ------------
TOTAL NET ASSETS...................................  100.0%    $160,726,615
                                                     -----     ------------
                                                     -----     ------------


* Non-income producing security.
**Variable rate accounts have interest rates reset twice a week.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

----------------------------------
GLOBAL INCOME FUND
----------------------------------
---------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                                                VALUE
---------------------------------------------------------------------------
AUSTRALIA--11.3%
---------------------------------------------------------------------------
GOVERNMENT NOTES--4.7%
    100,000 A$        Queensland Treasury Corp.
                        8.00%, 5/14/97.....................    $     73,673
  1,000,000           Western Australia Treasury
                        Corp.
                        10.00%, 1/15/97....................         769,753
                                                               ------------
                                                                    843,426
                                                               ------------
EURONOTES--6.6%
    500,000         Mobil Australia Finance, Ltd.
                      12.00%, 4/18/97......................         398,164
  1,000,000         Unilever Australia, Ltd.
                      12.00%, 4/08/98......................         802,576
                                                               ------------
                                                                  1,200,740
                                                               ------------
Total Australia............................................       2,044,166
                                                               ------------
BELGIUM--3.0%
---------------------------------------------------------------------------
GOVERNMENT NOTE
 17,000,000 BEL        Kingdom of Belgium
                         9.00%, 6/27/01 (A)................         551,169
                                                               ------------
CANADA--4.8%
---------------------------------------------------------------------------
GOVERNMENT NOTE
  1,200,000 CD$        Government of Canada
                         8.50%, 3/01/00 (A)................         861,670
                                                               ------------
DENMARK--7.1%
---------------------------------------------------------------------------
GOVERNMENT NOTE
  7,750,000 DKK        Kingdom of Denmark
                         9.00%, 11/15/98 (A)...............       1,295,136
                                                               ------------
GERMANY--5.6%
---------------------------------------------------------------------------
GOVERNMENT NOTES
  1,000,000 DM        German Unity Fund
                        8.50%, 2/20/01 (A).................         674,487
    500,000           Republic of Germany
                        8.50%, 8/21/00 (A).................         337,881
                                                               ------------
Total Germany..............................................       1,012,368
                                                               ------------
IRELAND--2.5%
---------------------------------------------------------------------------
GOVERNMENT NOTE
    325,000 IEP        Irish Treasury Bond
                         6.25%, 4/01/99....................         460,151
                                                               ------------
NEW ZEALAND--4.3%
---------------------------------------------------------------------------
GOVERNMENT NOTE
  1,250,000 NZD        Government of New Zealand
                         9.00%, 11/15/96...................        $779,042
                                                               ------------
PORTUGAL--5.3%
---------------------------------------------------------------------------
GOVERNMENT NOTE
    950,000 ECU        Republic of Portugal
                         6.00%, 2/16/04....................         970,283
                                                               ------------
SPAIN--9.8%
---------------------------------------------------------------------------
GOVERNMENT NOTES
                      Government of Spain
 95,000,000 Pt          9.00%, 2/28/97 (A).................         709,459
137,000,000            11.85%, 8/30/96 (A).................       1,076,836
                                                               ------------
Total Spain................................................       1,786,295
                                                               ------------
UNITED KINGDOM--4.5%
---------------------------------------------------------------------------
GOVERNMENT NOTE
    500,000 L         U.K. Exchequer
                        9.50%, 1/15/99 (A).................         813,205
                                                               ------------
UNITED STATES--39.0%
---------------------------------------------------------------------------
CORPORATE NOTES--5.3%
    500,000 US$        Healthtrust, Inc.
                         10.25%, 4/15/04...................         527,500
    500,000            Wheeling-Pittsburg Corp.
                         9.375%, 11/15/03..................         433,750
                                                               ------------
                                                                    961,250
                                                               ------------
GOVERNMENT NOTE--4.7%
    900,000         U.S. Treasury Note
                      4.75%, 2/15/97.......................         850,077
                                                               ------------
EURONOTES--28.0%
    500,000         Colombia Financiera
                      Energetica Nacional
                      6.625%, 12/13/96.....................         480,500
    500,000         Grupo Industrial Durango
                      12.00%, 7/15/01......................         487,500
    500,000         Minas Gerais
                      7.875%, 2/10/99......................         407,500
    500,000         National Power Corp.
                      (Philippines)
                      7.625%, 11/15/00.....................         440,000
    500,000         Philippine Long Distance
                      Telephone
                      10.625%, 6/02/04.....................         496,875


NOVEMBER 30, 1994
SCHEDULES OF INVESTMENTS
----------------------------------
GLOBAL INCOME FUND (CONT'D)
----------------------------------
---------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                                                VALUE
---------------------------------------------------------------------------
EURONOTES (CONT'D)
  1,000,000 US$     Republic of Argentina
                      6.50%, 3/31/05 (B)...................    $    710,625
    490,000         Republic of Brazil (IDU's)
                      6.0625%, 1/01/01 (B).................         414,050
    500,000         Republic of the Philippines
                      5.25%, 12/01/17 (C)..................         310,625
    500,000         Telefonica de Argentina
                      11.875%, 11/01/04....................         486,250
                    United Mexican States
    500,000            5.8125%, 12/31/19
                       Series D (B)........................         433,125
    500,000            6.76563%, 12/31/19
                       Series B (B)........................         433,125
                                                               ------------
                                                                  5,100,175
                                                               ------------
REPURCHASE AGREEMENT--1.0%
    184,000 US$     Prudential Securities,
                      5.65%, 12/01/94,
                      (proceeds at maturity:
                      $184,029, collateralized
                      by $195,000 par, $191,685
                      value, U.S. Treasury Notes,
                      5.125%, 3/31/96).....................    $    184,000
                                                               ------------
Total United States........................................       7,095,502
                                                               ------------
Total Investments
  (cost--$17,865,440)..............................   97.2%    $ 17,668,987
Other Assets in Excess of
  Other Liabilities................................    2.8          508,032
                                                     -----     ------------
TOTAL NET ASSETS...................................  100.0%    $ 18,177,019
                                                     -----     ------------
                                                     -----     ------------

(A) Securities segregated (full or partial) as collateral for open forward currency contracts. The market value of such segregated securities is $6,319,844.
(B) Represents a floating interest rate bond, subject to change on respective semi-annually coupon dates, based on the current six month LIBOR rate plus 81.25 basis points.
(C) Coupon will pay quarterly at 5.25% until 12/94, then will "step-up" and pay semi-annually at the following annual rates; 5.75% until 12/95, 6.25% until 12/97 and 6.50% until maturity.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NOVEMBER 30, 1994
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                                                                                -------------     -------------
                                                                                GLOBAL EQUITY     GLOBAL INCOME
                                                                                    FUND               FUND
                                                                                -------------     -------------
ASSETS
    Investments, at value (cost--$123,118,400 and $17,865,440, respectively)   $140,516,221      $17,668,987
    Repurchase Agreement (cost--$20,800,000 and $0, respectively)...........     20,800,000               --
    Cash....................................................................         31,774              467
    Receivable for fund shares sold.........................................        266,353            2,815
    Dividends receivable....................................................        201,011               --
    Withholding taxes reclaimable...........................................        146,744            7,029
    Deferred organization expenses..........................................         22,859            48,826
    Interest receivable.....................................................         13,453           537,677
    Receivable from adviser.................................................             --             8,493
    Deposits for securities loaned..........................................      7,186,089               --
    Other assets............................................................         83,662            75,301
                                                                                -----------      ------------
        Total Assets........................................................    169,268,166        18,349,595
                                                                                -----------      ------------
LIABILITIES
    Payable for investments purchased.......................................      1,162,467                --
    Payable for fund shares redeemed........................................         96,431            70,515
    Investment advisory fee payable.........................................         16,487                --
    Withholding taxes payable...............................................         13,929             2,928
    Distribution fee payable................................................         11,858               763
    Administration fee payable..............................................          5,496               620
    Net unrealized depreciation on forward currency contracts...............             --            34,888
    Deposits for securities loaned..........................................      7,186,089                --
    Other payables and accrued expenses.....................................         48,794            62,862
                                                                                -----------      ------------
        Total Liabilities...................................................      8,541,551           172,576
                                                                                -----------      ------------
NET ASSETS
    Capital stock...........................................................        113,533            21,411
    Paid-in-surplus.........................................................    130,055,046        20,502,349
    Accumulated undistributed net investment income.........................         44,024                --
    Accumulated undistributed net realized gain (loss) on
      investments...........................................................     14,611,225        (1,129,077)
    Accumulated net realized loss on foreign currency
      transactions..........................................................     (1,391,636)         (989,174)
    Distributions in excess of net realized gains...........................       (110,149)              --
    Net unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in
      foreign currencies....................................................     17,404,572          (228,490)
                                                                               ------------      ------------
        Total Net Assets....................................................   $160,726,615       $18,177,019
                                                                               ------------      ------------
                                                                               ------------      ------------
CLASS A:
    Fund shares outstanding.................................................     10,451,819         1,976,697
                                                                               ------------      ------------
    Net asset value per share...............................................         $14.16             $8.49
                                                                               ------------      ------------
                                                                               ------------      ------------
    Maximum offering price per share*.......................................         $14.98             $8.75
                                                                               ------------      ------------
                                                                               ------------      ------------
CLASS B:
    Fund shares outstanding.................................................        729,671           138,425
                                                                               ------------      ------------
    Net asset value and offering price per share............................         $14.07             $8.49
                                                                               ------------      ------------
                                                                               ------------      ------------
CLASS C:
    Fund shares outstanding.................................................        171,805            25,963
                                                                               ------------      ------------
    Net asset value and offering price per share............................         $14.06             $8.49
                                                                               ------------      ------------
                                                                               ------------      ------------

*   Sales charges decrease on purchases of $50,000 or higher for the Global Equity Fund and $100,000 or higher for the Global Income Fund.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

YEAR ENDED NOVEMBER 30, 1994
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                                                                --------------    -------------
                                                                                GLOBAL EQUITY     GLOBAL INCOME
                                                                                    FUND               FUND
                                                                                --------------    -------------
INVESTMENT INCOME
    Dividends (net of foreign withholding taxes of $123,756 and $0,
      respectively).........................................................       $2,432,732     $        --
    Interest (net of foreign withholding taxes of $0 and $5,395,
      respectively).........................................................          642,446       1,613,541
                                                                                -------------     -----------
         Total investment income............................................        3,075,178       1,613,541
                                                                                -------------     -----------
OPERATING EXPENSES
    Investment advisory fees (note 2a)......................................        1,166,949          99,506
    Distribution fees (note 2d).............................................          813,628          58,795
    Administration fees (note 2c)...........................................          388,983          49,753
    Transfer and dividend disbursing agent fees (note 1k)...................          215,541          37,527
    Custodian fees..........................................................          186,082          59,220
    Registration fees.......................................................           76,349          78,747
    Auditing, consulting and tax return preparation fees....................           58,509          35,551
    Reports and notices to shareholders.....................................           58,063          21,071
    Amortization of deferred organization expenses (note 1c)................           39,179          24,356
    Directors' fees and expenses............................................          17,219              --
    Legal fees..............................................................           14,973          11,229
    Miscellaneous...........................................................           11,028           2,400
                                                                                -------------     -----------
         Total operating expenses...........................................        3,046,503         478,155
         Less: Investment advisory fees waived and expense
              reimbursements (note 2a)......................................          (15,349)      (139,836)
                                                                                -------------     -----------
              Net operating expenses........................................        3,031,154         338,319
                                                                                -------------     -----------
              Net investment income.........................................           44,024       1,275,222
                                                                                -------------     -----------
                                                                                -------------     -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   AND FOREIGN CURRENCY TRANSACTIONS--NET
   Net realized gain (loss) on investments..................................       14,460,917        (654,971)
   Net realized loss on foreign currency transactions.......................       (1,391,636)       (989,174)
   Net realized gain (loss) on futures transactions.........................          150,308         (33,622)
                                                                                -------------     -----------
       Net realized gain (loss) on investments and foreign currency
         transactions.......................................................       13,219,589      (1,677,767)

    Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in
      foreign currencies....................................................       (1,833,491)       (267,788)
                                                                                -------------     -----------
       Net realized gain (loss) and change in unrealized appreciation
          (depreciation) on investments and translation of other assets and
          liabilities denominated in foreign currencies.....................       11,386,098      (1,945,555)
                                                                                -------------     -----------
    Net increase (decrease) in net assets resulting from operations.........      $11,430,122      $ (670,333)
                                                                                -------------     -----------
                                                                                -------------     -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                       ----------------------------        --------------------------------
                                                            GLOBAL EQUITY FUND                   GLOBAL INCOME FUND
                                                       ----------------------------        --------------------------------
                                                          Year Ended November 30,               Year Ended November 30,
                                                       ----------------------------        --------------------------------
                                                            1994            1993*              1994                 1993
                                                       ------------     -----------        ------------         -----------
OPERATIONS
    Net investment income............................   $    44,024     $    46,115         $ 1,275,222         $ 1,423,757
    Net realized gain (loss) on investments..........    14,611,225       5,952,817            (688,593)            252,205
    Net realized loss on foreign currency
      transactions...................................    (1,391,636)       (107,988)           (989,174)           (748,097)
    Net change in unrealized appreciation
      (depreciation) on investments and translation
      of other assets and liabilities denominated in
      foreign currencies.............................    (1,833,491)     15,536,595            (267,788)          1,082,353
                                                       ------------     -----------         -----------         -----------
    Net increase (decrease) in net assets resulting
      from operations................................    11,430,122      21,427,539            (670,333)          2,010,218
                                                       ------------     -----------         -----------         -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
    Net investment income -- Class A.................            --      (1,133,661)           (179,857)           (378,564)
    Net investment income -- Class B.................            --              --              (8,671)               (974)
    Net investment income -- Class C.................            --              --              (1,531)               (372)
    Net realized gain -- Class A.....................    (4,944,320)     (7,944,237)                 --                  --
    Net realized gain -- Class B.....................       (66,298)             --                  --                  --
    Net realized gain -- Class C.....................       (10,738)             --                  --                  --
    Distributions in excess of net realized gains --
      Class A........................................            --        (179,902)                 --                  --
    Distributions in excess of net realized gains --
      Class B........................................            --              --                  --                  --
    Distributions in excess of net realized gains --
      Class C........................................            --              --                  --                  --
    Tax return of capital -- Class A.................            --              --          (1,026,915)         (1,158,775)
    Tax return of capital -- Class B.................            --              --             (49,507)             (2,983)
    Tax return of capital -- Class C.................            --              --              (8,741)             (1,139)
                                                       ------------     -----------         -----------         -----------
        Total dividends and distributions to
          shareholders...............................    (5,021,356)     (9,257,800)         (1,275,222)         (1,542,807)
                                                       ------------     -----------         -----------         -----------
FUND SHARE TRANSACTIONS
CLASS A
    Net proceeds from sales..........................    30,817,260      30,701,048           2,641,672           5,441,056
    Reinvestment of dividends and distributions......     4,682,941       8,963,937           1,088,618           1,341,142
    Cost of shares redeemed..........................   (29,503,784)    (27,477,571)         (7,582,775)         (4,259,950)
                                                       ------------     -----------         -----------         -----------
        Net increase (decrease) -- Class A...........     5,996,417      12,187,414          (3,852,485)          2,522,248
                                                       ------------     -----------         -----------         -----------
CLASS B
    Net proceeds from sales.........................     9,192,969       1,868,775             745,568             762,602
    Reinvestment of dividends and distributions.....         64,143              --              45,001               3,572
    Cost of shares redeemed.........................       (659,275)       (146,699)           (217,068)            (61,617)
                                                       ------------     -----------         -----------         -----------
        Net increase -- Class B.....................      8,597,837       1,722,076             573,501             704,557
                                                       ------------     -----------         -----------         -----------
CLASS C
    Net proceeds from sales..........................     2,476,331         249,911              91,369             150,714
    Reinvestment of dividends and distributions......        10,736              --               9,804               1,510
    Cost of shares redeemed..........................      (299,932)             --             (15,084)                 --
                                                       ------------     -----------         -----------         -----------
        Net increase -- Class C......................     2,187,135         249,911              86,089             152,224
                                                       ------------     -----------         -----------         -----------
            Total increase (decrease) in net
              assets from fund share transactions....    16,781,389      14,159,401          (3,192,895)          3,379,029
                                                       ------------     -----------         -----------         -----------
        Total increase (decrease) in net assets......    23,190,155      26,329,140          (5,138,450)          3,846,440
NET ASSETS
    Beginning of year................................   137,536,460     111,207,320          23,315,469          19,469,029
                                                       ------------     -----------         -----------         -----------
    End of year (including undistributed net
      investment income (loss) of $44,024, ($344,025),
      $0 and $1,341,754, respectively)...............  $160,726,615    $137,536,460         $18,177,019         $23,315,469
                                                       ------------     -----------         -----------         -----------
                                                       ------------     -----------         -----------         -----------

* Dividends and Distributions to Shareholders has been restated to reflect Statement of Position 93-2. See note 1e in the notes to financial statements.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NOVEMBER 30, 1994

NOTES TO FINANCIAL STATEMENTS


1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    Quest for Value Global Funds (collectively, the "Funds") are registered under the Investment Company Act of 1940 as diversified, open-end management investment companies. The Quest for Value Global Equity Fund, Inc. ("Global Equity") commenced investment operations on July 2, 1990. The Global Income Fund ("Global Income"), a series of Quest for Value Global Funds, Inc., commenced investment operations on December 2, 1991. Quest for Value Advisors (the "Adviser") serves as the Funds' investment adviser and administrator. Quest for Value Distributors (the "Distributor") serves as the Funds' distributor. Both the Adviser and Distributor are majority-owned (99%) subsidiaries of Oppenheimer Capital. Clay Finlay, Inc. (the "Sub-Adviser") had primary responsibility for non-U.S. investment decisions for Global Equity through December 31, 1993. Effective January 1, 1994, the Adviser assumed responsibility for all non-U.S. investment decisions for Global Equity.

    Prior to September 1, 1993, the Funds issued only one class of shares which were redesignated Class A shares. Subsequent to that date, the Funds were authorized to issue Class A, Class B and Class C shares. Shares of each Class represent an identical interest in the investment portfolio of their respective fund and generally have the same rights, but are offered under different sales charge and distribution fee arrangements. Furthermore, Class B shares will automatically convert to Class A shares of the same fund eight years after their respective purchase.

    The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements:

    (A) VALUATION OF INVESTMENTS

    Investment securities listed on a U.S. or foreign stock exchange and securities traded in the over-the-counter National Market System are valued at the last reported sale price on the valuation date; if there are no such sales, the securities are valued at their last quoted bid price. Other investments traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Investment debt securities (other than short-term obligations) are valued each day by an independent pricing service (approved by the Board of Directors) using methods which include current market quotations from a major market maker in the securities and trader reviewed "matrix" prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. Any security or other asset for which market quotations are not readily available is valued at its fair value as determined under procedures established by the Funds' Board of Directors. Investments in countries in which the Funds may invest may involve certain considerations and risks not typically associated with domestic investments as a result of, among others, the possibility of future political and economic developments and the level of governmental supervision and regulation of foreign securities markets.

    (B) FEDERAL INCOME TAXES

    It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders; accordingly, no Federal income tax provision is required.

    (C) DEFERRED ORGANIZATION EXPENSES

    Costs incurred by Global Equity and Global Income in connection with their organization approximated $194,000 and $122,000, respectively. These costs have been deferred and are being amortized to expense on a straight line basis over sixty months from commencement of the Funds' operations.

    (D) INVESTMENT TRANSACTIONS AND OTHER INCOME

    Investment transactions are accounted for on the trade date. In determining the gain or loss from the sale of investments, the cost of investments sold is determined on the basis of identified cost. Dividend income and other distributions are recorded on the ex-dividend date, except certain dividends or other distributions from foreign securities which are recorded as soon as the information is available after the ex-dividend date. Interest income is accrued as earned. Discounts on debt securities purchased are accreted to interest income over the lives of the respective securities.

    (E) DIVIDENDS AND DISTRIBUTIONS

    Each fund records dividends and distributions to its shareholders on the ex-dividend date.The following table summarizes the Funds' income dividend and capital gain declaration policy:

                                       INCOME      SHORT-TERM      LONG-TERM
                                      DIVIDENDS   CAPITAL GAINS   CAPITAL GAINS
                                      ---------   -------------   -------------
Global Equity.......................   annually      annually        annually
Global Income.......................    daily*       annually        annually

* paid monthly.

    During the fiscal year ended November 30, 1994, the Funds' adopted Statement of Position 93-2: Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies. The amount of dividends and distributions from net investment income, net realized foreign currency gains and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income, net realized foreign currency gains and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income, dividends in excess of net realized foreign currency gains or distributions in excess of net realized capital gains, respectively. To the extent distributions exceed current and accumulated earnings and profits for Federal income tax purposes, they are reported as distributions of paid-in-surplus or tax return of capital. Accordingly, permanent book-tax differences relating to shareholder distributions have been reclassified to paid-in-surplus. Net investment income(loss), net realized foreign currency gain(loss), net realized gain(loss) and net assets were not affected by this change. The following table discloses the cumulative effect of such differences reclassified from accumulated undistributed net investment income(loss), accumulated undistributed net realized foreign currency gain(loss) and accumulated undistributed net realized gain(loss) on investments to paid-in-surplus:

                        ACCUMULATED    ACCUMULATED      ACCUMULATED
                       UNDISTRIBUTED  NET REALIZED    UNDISTRIBUTED    PAID
                      NET INVESTMENT FOREIGN CURRENCY  NET REALIZED     IN
                          INCOME          LOSS          GAIN (LOSS)   SURPLUS
                      -------------- ---------------- -------------- ----------
Global Equity........    $344,025        $397,015        ($83,763)   ($657,277)
Global Income........  (1,341,754)      1,310,676              --       31,078


    (F) FOREIGN CURRENCY TRANSLATION

    The books and records of the Funds are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward contracts stated in foreign currencies are translated at the exchange rates at the end of the period; and
(2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Funds' Statements of Operations. Since the net assets of the Funds are presented at the foreign exchange rates and market prices at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the exchange rates from fluctuations arising from changes in the market prices of securities.

    (G) FORWARD CURRENCY CONTRACTS

    As part of its investment program, the Funds may utilize forward currency contracts for hedging purposes. The use of these contracts involves, to varying degrees, elements of market risk. Risks arise from the possible movements in foreign exchange rates and security values underlying these instruments. In addition, credit risk may arise from the potential inability of counterparties to meet the terms of their contracts. Forward currency contracts are recorded at market value. Realized gains and losses arising from such transactions are included in net realized gain or loss on foreign currency transactions in the results of operations. At November 30, 1994, there were no forward currency contracts outstanding for Global Equity. Outstanding contracts at November 30, 1994 for Global Income are as follows:

NOVEMBER 30, 1994


                                 CONTRACT TO
   SETTLEMENT     -----------------------------------------       UNREALIZED
      DATE            DELIVER               RECEIVE               GAIN (LOSS)
   ----------     -------------------   -------------------     --------------

    12/09/94      DM        1,000,000   US$         644,870     US$      7,249
    12/14/94      DM        1,300,000   US$         847,126     US$     18,135
    01/09/95      CD$         700,000   US$         515,806     US$      6,585
    01/27/95      DM        1,500,000   US$         944,912     US$     (4,170)
    01/27/95      US$         653,240   DM        1,000,000     US$    (23,299)
    02/06/95      DM        1,000,000   US$         658,892     US$     20,450
    02/17/95      Ffr       2,900,000   US$         546,345     US$      6,638
    02/27/95      DM          460,000   US$         296,315     US$      2,449
    02/28/95      ESP      90,000,000   US$         685,767     US$        714
    02/28/95      Ffr       4,000,000   US$         746,129     US$      1,555
    04/20/95      DM        1,140,000   US$         660,985     US$     (8,455)
    04/20/95      US$         642,550   DM        1,000,000     US$    (62,739)
                                                                --------------
                                                                US$    (34,888)
                                                                --------------
                                                                --------------

    Net unrealized depreciation of $34,888 on these contracts at November 30, 1994 is included in the accompanying financial statements.

    (H) FUTURES ACCOUNTING POLICIES

    Futures contracts are agreements between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, a fund is required to pledge to the broker an amount of cash or U.S. Government securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, a fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the fund as unrealized appreciation or depreciation. When a contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and reverses any unrealized appreciation or depreciation previously recorded.

    (I) REPURCHASE AGREEMENTS

    The Funds' custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligor to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

    (J) SECURITY LENDING PROCEDURES

    Global Equity periodically lends securities through a lending program run by its custodian, State Street Bank and Trust Company, for its participating clients. Under the program, the bank makes available to select qualified brokerage firms or other borrowing institutions the use of the participants securities for a period of time. Security loans are collateralized with U.S. Government securities or cash equal to at least 105% of the market value of the securities at the time of the loan. The securities loaned are marked-to-market daily and collateral is adjusted daily to reflect any fluctuations in value.

    Global Equity earns income from the borrower which is generally the difference between the interest earned on the collateral and the rebate paid to the borrower. Global Equity pays State Street Bank and Trust Company 35% of the net interest earned as a fee for administering the security lending program. For the year ended November 30, 1994, Global Equity earned $2,247 from security lending. At November 30, 1994, Global Equity had the following securities on loan:


                                           MARKET VALUE                 MARKET VALUE
        SECURITY                   SHARES   OF SHARES     COLLATERAL    OF COLLATERAL
-----------------------------     -------- ------------ --------------- --------------
Linde Ag (Germany)                   1,960  $1,119,572  U.S. Dollars      $1,174,530
Mitsubishi Motors (Japan)          142,000   1,345,474  U.S. Dollars       1,420,000
Nippondenso Co., Ltd. (Japan)       30,000     612,802  U.S. Dollars         645,000
Scheinder SA (France)               14,994   1,081,352  U.S. Dollars       1,135,796
Telecom Italia (Italy)             676,200   1,401,516  U.S. Dollars       1,521,450
Total SA (France)                   19,677   1,232,556  U.S. Treasuries    1,289,313
                                            ----------                    ----------
                                            $6,793,272                    $7,186,089
                                            ----------                    ----------
                                            ----------                    ----------

    (K) ALLOCATION OF EXPENSES

    Expenses specifically identifiable to a particular fund or class are borne by that fund or class. Other expenses are allocated to each fund or class based on its net assets in relation to the total net assets of all applicable funds or classes or on another reasonable basis. For the year ended November 30, 1994, transfer and dividend disbursing agent fees accrued to classes A, B and C were $198,935, $12,410 and $4,196, respectively, for Global Equity, and $34,699, $1,941 and $887, respectively, for Global Income.

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, ADMINISTRATION FEE AND OTHER TRANSACTIONS WITH AFFILIATES

    (a) The investment advisory fee is payable monthly to the Adviser and is computed as a percentage of each fund's net assets as of the close of business each day at the following annual rates: .75% for Global Equity and
 .50% for Global Income. For the year ended November 30, 1994, the Adviser voluntarily waived $15,349 and $99,506 in investment advisory fees for Global Equity and Global Income, respectively. The Adviser also reimbursed Global Income $40,330 in other operating expenses. Effective January 7, 1994, the Adviser discontinued its voluntary waiver of investment advisory fees for Global Equity.

    (b) The Adviser paid the Sub-Adviser fees through December 31, 1993 at an annual rate of .375% of Global Equity's average net assets.

    (c) The administration fees are payable monthly to the Adviser and are computed on each fund's average daily net assets at the annual rate of .25%.

    (d) The Funds have adopted a Plan and Agreement of Distribution (the "Plan") pursuant to which they are permitted to compensate the Distributor in connection with the distribution of fund shares. Under the Plan, the Distributor has entered into agreements with securities dealers and other financial institutions and organizations to obtain various sales-related services in rendering distribution assistance. To compensate the Distributor for the services it and other dealers under the Plan provide and for the expenses they bear under the Plan, the Funds pay the Distributor compensation, accrued daily and payable monthly, on the daily net assets for Class A shares at the following annual rates: .25% for Global Equity and .05% for Global Income. The Funds' Class A shares also pay a service fee at an annual rate of .25%. Although Global Income's Plan for Class A shares authorizes it to pay a maximum service fee of .25% and a distribution fee of
 .05%, the Board of Directors has set a maximum .25% total fee under the Plan. Compensation for Class B and Class C shares of each fund is at an annual rate of .75% of average daily net assets. Each fund's Class B and Class C shares also pay a service fee at the annual rate of .25% of average daily net assets. Distribution and service fees may be paid by the Distributor to broker-dealers or others for providing personal service, maintenance of accounts and ongoing sales or shareholder support functions in connection with the distribution of fund shares. While payments under the plan may not exceed the stated percentage of average daily net assets on an annual basis, the payments are not limited to the amounts actually paid or expenses actually incurred by the Distributor. For the year ended November 30, 1994, distribution and service fees charged to classes A, B and C were $742,304, $59,822 and $11,502, respectively, for Global Equity, and $46,739, $10,182 and $1,874, respectively, for Global Income.

NOVEMBER 30, 1994

    (e) Total brokerage commissions paid by Global Equity during the year ended November 30, 1994 amounted to $566,615, of which $16,402 was paid to Oppenheimer & Co., Inc., an affiliate of the Adviser.

    (f) Oppenheimer & Co., Inc. has informed the Funds that it received approximately $252,000 and $24,000, from Global Equity and Global Income, respectively, in connection with the sale of Class A shares for the year ended November 30, 1994.

    (g) The Distributor has informed the funds that it received contingent deferred sales charges on the redemption of Class B and Class C shares of approximately $7,300 and $600 for Global Equity and Global Income, respectively, for the year ended November 30, 1994.

3.  FUND SHARE TRANSACTIONS

    The following table summarizes the fund share activity for the two years ended November 30, 1994:

                                                 GLOBAL EQUITY FUND           GLOBAL INCOME FUND
                                             ---------------------------  ---------------------------
                                               YEAR ENDED NOVEMBER 30,      YEAR ENDED NOVEMBER 30,
                                             ---------------------------  ---------------------------
                                                1994            1993          1994            1993
                                             -------------  ------------  ------------  -------------
CLASS A
  Issued....................................   2,167,814      2,374,953       290,147        585,048
  Dividends and distributions reinvested....     344,081        758,804       123,568        144,981
  Redeemed..................................  (2,079,717)    (2,156,199)     (837,949)      (458,116)
                                              ----------     ----------      --------       --------
    Net increase (decrease)--Class A........     432,178        977,558      (424,234)       271,913
                                              ----------     ----------      --------       --------
CLASS B *
  Issued....................................     647,583        134,395        82,174         80,836
  Dividends and distributions reinvested....       4,716             --         5,164            381
  Redeemed..................................     (46,590)       (10,433)      (23,568)        (6,562)
                                              ----------     ----------      --------       --------
    Net increase--Class B...................     605,709        123,962        63,770         74,655
                                              ----------     ----------      --------       --------
CLASS C *
  Issued....................................     174,051         18,037        10,411         15,993
  Dividends and distributions reinvested....         789             --         1,118            161
  Redeemed..................................     (21,072)            --        (1,720)            --
                                              ----------     ----------      --------       --------
   Net increase--Class C....................     153,768         18,037         9,809         16,154
                                              ----------     ----------      --------       --------
      Total net increase (decrease).........   1,191,655      1,119,557      (350,655)       362,722
                                              ----------     ----------      --------       --------
                                              ----------     ----------      --------       --------

*  Initial offering September 2, 1993.


4.  DIVIDENDS AND DISTRIBUTIONS

    The following table summarizes the per share dividends and distributions made for the two years ended November 30, 1994:

                                                 GLOBAL EQUITY FUND           GLOBAL INCOME FUND
                                             ---------------------------  ---------------------------
                                               YEAR ENDED NOVEMBER 30,      YEAR ENDED NOVEMBER 30,
                                             ---------------------------  ---------------------------
                                                1994            1993          1994            1993
                                             -------------  ------------  ------------  -------------
NET INVESTMENT INCOME:
  Class A..................................         --          $0.119       $0.085         $0.168
  Class B *................................         --              --        0.075          0.030
  Class C *................................         --              --        0.072          0.031

NET REALIZED GAINS:
  Class A..................................     $0.494           0.900           --             --
  Class B *................................      0.494              --           --             --
  Class C *................................      0.494              --           --             --

TAX RETURN OF CAPITAL:
  Class A..................................         --              --        0.485          0.513
  Class B *................................         --              --        0.426          0.091
  Class C *................................         --              --        0.411          0.095

*  Initial offering September 2, 1993.


5.  PURCHASES AND SALES OF SECURITIES

    For the year ended November 30, 1994, purchases and sales of investment securities, other than short-term securities, were as follows:


                                               PURCHASES       SALES
                                              -----------   -----------
       Global Equity........................  $97,066,487   $98,504,257
       Global Income........................   26,188,485    28,990,912


6. UNREALIZED APPRECIATION (DEPRECIATION) AND COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES

    At November 30, 1994, the composition of unrealized appreciation (depreciation) of investment securities and the cost of investments for Federal income tax purposes were as follows:


                         APPRECIATION  (DEPRECIATION)     NET        TAX COST
                         ------------  -------------- -----------  ------------
Global Equity...........  $20,499,912   ($3,260,543)  $17,239,369  $144,076,852
Global Income...........      178,922      (375,375)     (196,453)   17,865,440


7.  AUTHORIZED FUND SHARES AND PAR VALUE PER SHARE

                                             AUTHORIZED     PAR VALUE
                                             FUND SHARES    PER SHARE
                                            -------------  ------------
        Global Equity......................   100,000,000      $0.01
        Global Income......................   100,000,000       0.01

                                       B-15

NOVEMBER 30, 1994

8.  CAPITAL LOSS CARRYFORWARDS

    For the year ended November 30, 1994, Global Income had net capital loss carryfowards of $1,077,004, of which $204,539, $214,944 and $657,521 will be available to offset future net capital gains realized through fiscal years ending 1998, 2001 and 2002, respectively, to the extent provided by regulations. Capital and currency losses incurred after October 31, 1994 are deemed to arise on the first business day of the following tax year. Accordingly, for the fiscal year ended November 30, 1994, Global Income incurred and elected to defer $52,073 and $127,100 in net capital and net currency losses, respectively.

9.  SUBSEQUENT EVENTS

    On December 5, 1994, Global Equity declared net realized short-term and long-term capital gain distributions of $0.3296 and $0.8985, respectively, per share, for each class, payable December 5, 1994 to shareholders of record on the opening of business December 5, 1994.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                    INCOME FROM INVESTMENT OPERATIONS                   DIVIDENDS AND DISTRIBUTIONS
                                 --------------------------------------   -------------------------------------------------------
                                             NET REALIZED                 DIVIDENDS TO   DISTRIBUTIONS TO
                    NET ASSET      NET           AND                      SHAREHOLDERS     SHAREHOLDERS      TAX       TOTAL
                     VALUE,      INVESTMENT   UNREALIZED    TOTAL FROM      FROM NET         FROM NET       RETURN    DIVIDENDS
                    BEGINNING     INCOME      GAIN (LOSS)   INVESTMENT     INVESTMENT     REALIZED GAIN       OF         AND
                    OF PERIOD     (LOSS)    ON INVESTMENTS  OPERATIONS       INCOME      ON INVESTMENTS    CAPITAL  DISTRIBUTIONS

GLOBAL EQUITY FUND

CLASS A
YEAR ENDED
NOVEMBER 30,

1994                 $13.54        $ 0.01        $1.10         $1.11            --           ($0.49)          --        ($0.49)
1993                  12.30          --           2.26          2.26          ($0.12)         (0.90)          --         (1.02)
1992                  11.25          0.12         0.93          1.05            --             --             --           --
1991                  10.57         (0.04)        0.85          0.81           (0.05)         (0.80)          --         (0.13)

JULY 2, 1990 (3)
TO NOV. 30, 1990      12.05(4)       0.05        (1.53)        (1.48)           --             --             --           --

CLASS B
YEAR ENDED
NOV. 30, 1994         13.52         (0.06)        1.10          1.04            --            (0.49)          --         (0.49)

SEPT. 2, 1993 (5)
TO NOV. 30, 1993      13.75(4)      (0.02)       (0.21)        (0.23)           --             --             --           --

CLASS C
YEAR ENDED
NOV. 30, 1994         13.52         (0.08)        1.11          1.03            --            (0.49)          --         (0.49)

SEPT. 2, 1993 (5)
TO NOV. 30, 1993      13.75(4)      (0.02)       (0.21)        (0.23)           --             --             --           --


                                                                             RATIOS
                                                            -----------------------------------------
                                                            RATIO OF NET    RATIO OF NET
                    NET ASSET               NET ASSETS      OPERATING       INVESTMENTS
                     VALUE,                  END OF        EXPENSES       INCOME (LOSS)   PORTFOLIO
                     END OF       TOTAL       PERIOD        TO AVERAGE       TO AVERAGE     TURNOVER
                     PERIOD      RETURN*      (000'S)       NET ASSETS       NET ASSETS       RATE

GLOBAL EQUITY FUND

CLASS A
YEAR ENDED
NOVEMBER 30,

1994                $14.16        8.37%      $148,044        1.92%(1,2)      0.05%(1,2)       70%
1993                 13.54       19.72%       135,616        1.76%           0.04%(2)         46%
1992                 12.30        9.33%       111,207        1.76%(2)        0.72%(2)         62%
1991                 11.25        7.72%        46,937        2.09%          (0.27%)           41%

JULY 2, 1990 (3)
TO NOV. 30, 1990     10.57      (12.28%)       58,087        2.11%(6)        0.92%             2%

CLASS B
YEAR ENDED
NOV. 30, 1994        14.07        7.84%        10,268        2.50%(1,2)     (0.44%)(1,2)      70%

SEPT. 2, 1993 (5)
TO NOV. 30, 1993     13.52       (1.67%)        1,676        2.26%(2,6)     (0.76%)(2,6)      46%

CLASS C
YEAR ENDED
NOV. 30, 1994        14.06        7.77%         2,415        2.66%(1,2)     (0.59%)(1,2)      70%

SEPT. 2, 1993 (5)
TO NOV. 30, 1993     13.52       (1.67%)          244        2.26%(2,6)     (0.69%)(2,6)      46%

(1) AVERAGE NET ASSETS FOR THE YEAR ENDED NOVEMBER 30, 1994 FOR CLASS A, CLASS B AND CLASS C WERE $148,460,823, $5,982,186 AND $1,150,224, RESPECTIVELY.

(2) DURING THE PERIODS PRESENTED ABOVE, THE ADVISER VOLUNTARILY WAIVED A PORTION OF ITS FEES. IF SUCH WAIVERS HAD NOT BEEN IN EFFECT, THE RATIOS
    OF NET OPERATING EXPENSES TO AVERAGE NET ASSETS AND THE RATIOS OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS FOR CLASS A WOULD HAVE
    BEEN 1.93% AND 0.04%, RESPECTIVELY, FOR THE YEAR ENDED NOVEMBER 30, 1994, 1.91% AND (0.11%), RESPECTIVELY, FOR THE YEAR ENDED NOVEMBER 30, 1993 AND 1.84% AND 0.64%, RESPECTIVELY, FOR THE YEAR ENDED NOVEMBER 30, 1992. THE RATIOS OF NET OPERATING EXPENSES TO AVERAGE NET ASSETS AND THE RATIOS OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS WOULD HAVE BEEN 2.51% AND (0.45%), RESPECTIVELY, FOR CLASS B AND 2.66% AND (0.59%), RESPECTIVELY, FOR CLASS C, FOR THE YEAR ENDED NOVEMBER 30, 1994 AND 2.32% AND (0.82%), ANNUALIZED, RESPECTIVELY, FOR CLASS B AND 2.35% AND (0.78%), ANNUALIZED, RESPECTIVELY, FOR CLASS C, FOR THE PERIOD SEPTEMBER 2, 1993 (INITIAL OFFERING) TO NOVEMBER 30, 1993.

(3) COMMENCEMENT OF OPERATIONS.

(4) INITIAL OFFERING PRICE.

(5) INITIAL OFFERING OF CLASS B AND CLASS C SHARES, RESPECTIVELY.

(6) ANNUALIZED.

----------------
* Assumes reinvestment of all dividends and distributions, but does not reflect deductions for sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year.


FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
  (CONTINUED)

                                  INCOME FROM
                               INVESTMENT OPERATIONS                           DIVIDENDS AND DISTRIBUTIONS
                       -------------------------------------    ------------------------------------------------------
                                          NET                                 DISTRIBUTIONS
                                        REALIZED                                   TO
               NET                        AND                    DIVIDEND TO  SHAREHOLDERS
              ASSET       NET          UNREALIZED                SHAREHOLDERS  FROM NET        TAX           TOTAL
              VALUE,    INVESTMENT     GAIN (LOSS)  TOTAL FROM    FROM NET     REALIZED       RETURN       DIVIDENDS
             BEGINNING   INCOME             ON      INVESTMENT   INVESTMENT    GAIN ON          OF            AND
             OF PERIOD   (LOSS)        INVESTMENTS  OPERATIONS    INCOME      INVESTMENTS    CAPITAL     DISTRIBUTIONS
  GLOBAL INCOME FUND
CLASS A
YEAR
ENDED
NOVEMBER
30, 1994       $9.36        $0.57     ($0.87)      ($0.30)      ($0.08)          --         ($0.49)    ($0.57)
1993            9.14         0.63       0.27         0.90        (0.17)          --          (0.51)     (0.68)
DEC. 2.,
1991(3)
TO NOV.
30, 1992       10.00(4)      0.77      (1.00)       (0.23)        (0.63)          --            --       (0.63)

CLASS B
YEAR
ENDED
NOV. 30,
1994            9.36         0.50      (0.87)       (0.37)        (0.07)          --          (0.43)     (0.50)
SEPT 2,
1993(5)
TO NOV.
30, 1993        9.42(4)      0.12      (0.06)       (0.06)        (0.03)          --          (0.09)     (0.12)

CLASS C
YEAR ENDED
NOV. 30,
1994            9.36         0.48      (0.87)       (0.39)        (0.07)          --          (0.41)     (0.48)
SEPT 2,
1993(5)
TO NOV.
30, 1993        9.42(4)      0.13      (0.06)        0.07         (0.03)          --          (0.10)     (0.13)

                                                                 RATIOS
                                                    --------------------------------------
                NET                                 RATIO OF NET  RATIO OF NET
               ASSET                   NET ASSETS     OPERATING    INVESTMENT
               VALUE,                    END OF        EXPENSES   INCOME (LOSS)  PORTFOLIO
               END OF        TOTAL       PERIOD       TO AVERAGE   TO AVERAGE    TURNOVER
               PERIOD       RETURN*      (000'S)      NET ASSETS   NET ASSETS     RATE
  GLOBAL INCOME FUND
CLASS A
YEAR
ENDED
NOVEMBER
30, 1994      $8.49           (3.24%)    $16,781        1.65%(1,2)  6.45%(1,2)   144%
1993           9.36           10.20%      22,465        1.70%(2)    6.73 (2)     114%
DEC. 2.,
1991(3)
TO NOV.
30, 1992       9.14           (2.60%)     19,469        1.84%(2,6)  7.93%(2,6)   360%

CLASS B
YEAR
ENDED
NOV. 30,
1994           8.49           (3.99%)      1,176        2.41%(1,2)  5.71%(1,2)   144%
SEPT 2,
1993(5)
TO NOV.
30, 1993       9.36            0.65%         699        2.45%(2,6)  4.38%(2,6)   114%

CLASS C
YEAR ENDED
NOV. 30,
1994           8.49           (4.20%)        220        2.70%(1,2)  5.48%(1,2)   144%
SEPT 2,
1993(5)
TO NOV.
30, 1993       9.36            0.71%         151        2.45%(2,6)  5.16%(2,6)   114%


(1) AVERAGE NET ASSETS FOR THE YEAR ENDED NOVEMBER 30, 1994 FOR CLASS A, CLASS
    B AND CLASS C WERE $18,695,485, $1,018,251 AND $187,397, RESPECTIVELY.
(2) DURING THE PERIODS PRESENTED ABOVE, THE ADVISER VOLUNTARILY WAIVED ALL OR A
    PORTION OF ITS FEES AND REIMBURSED THE FUND FOR A PORTION OF ITS OPERATING
    EXPENSES. IF SUCH WAIVERS AND REIMBURSMENTS HAD NOT BEEN IN EFFECT, THE RATIOS
    OF NET OPERATING EXPENSES TO AVERAGE NET ASSETS AND THE RATIOS OF NET INVESTMENT
    INCOME TO AVERAGE NET ASSETS FOR CLASS A WOULD HAVE BEEN 2.35% AND 5.75%,
    RESPECTIVELY, FOR THE YEAR ENDED NOVEMBER 30, 1994, 2.09% AND 6.34%,
    RESPECTIVELY, FOR THE YEAR ENDED NOVEMBER 30, 1993 AND 1.88% AND 7.89%,
    ANNUALIZED, RESPECTIVELY, FOR THE PERIOD DECEMBER 2, 1991 (COMMENCEMENT OF
    OPERATIONS) TO NOVEMBER 30, 1992. THE RATIOS OF NET OPERATING EXPENSES TO
    AVERAGE NET ASSETS AND THE RATIOS OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS
    WOULD HAVE BEEN 3.12% AND 5.00%, RESPECTIVELY, FOR CLASS B AND 3.39% AND 4.79%,
    RESPECTIVELY, FOR CLASS C, FOR YEAR ENDED NOVEMBER 30, 1994 AND 2.88% AND 3.95%,
    ANNUALIZED, RESPECTIVELY, FOR CLASS B AND 2.84% AND 4.77%, ANNUALIZED,
    RESPECTIVELY, FOR CLASS C, FOR THE PERIOD SEPTEMBER 2, 1993 (INITIAL OFFERING)
    TO NOVEMBER 30, 1993.
(3) COMMENCEMENT OF OPERATIONS.
(4) INITIAL OFFERING PRICE.
(5) INITIAL OFFERING OF CLASS B AND CLASS C SHARES, RESPECTIVELY.
(6) ANNUALIZED.

-------------------
* Assumes reinvestment of all dividends and distributions, but does not reflect deductions for sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of Quest for Value Global Equity Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Quest for Value Global Equity Fund, Inc. (the "Fund") at November 30, 1994, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period July 2, 1990 (commencement of operations) to November 30, 1990, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsiblilty of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1994 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of Americas
New York, New York
January 25, 1995


To the Shareholders and Board of Directors of Global Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Global Income Fund (a series of Quest for Value Global Funds, Inc. hereafter referred to as the "Fund") at November 30, 1994, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period December 2, 1991 (commencement of operations) to November 30, 1992, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsiblilty of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1994 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of Americas
New York, New York
January 25, 1995

TAX INFORMATION
   We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Funds' fiscal year end (November 30, 1994) as to the Federal tax status of dividends and distributions received by shareholders during such fiscal year. Accordingly, we are advising you that during the fiscal year ended November 30, 1994, the Funds paid per share dividends and distributions to shareholders as follows:

                                 Taxable as Ordinary Income
                               ------------------------------                      Tax
                               Net Investment    Short-term       Long-term     Return of
                                   Income       Capital Gains   Capital Gains    Capital
                               --------------   -------------   -------------   ---------
GLOBAL EQUITY FUND
     Class A...............          --            $0.0707         $0.4228          --
     Class B...............          --             0.0707          0.4228          --
     Class C...............          --             0.0707          0.4228          --
GLOBAL INCOME FUND
     Class A...............       $0.0850             --              --         $0.4853
     Class B...............        0.0747             --              --          0.4264
     Class C...............        0.0719             --              --          0.4106



   Since each fund's fiscal year is not the calendar year, another notification will be sent in respect to calendar year 1994. In January 1995, you will be advised on IRS Form 1099 DIV as to the Federal tax status of the dividends and distributions received by you in calendar 1994. The amounts that will be reported, will be the amounts to use on your 1994 Federal income tax return and probably will differ from the amounts which we must report for each fund's fiscal year ended November 30, 1994. Shareholders are advised to consult with their own tax advisers as to the Federal, state and local tax status of each funds' income and realized gain distributions received.

May 31, 1995
--------------------------------------------------------------------------------
Schedules of Investments (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Global Equity Fund
--------------------------------------------------------------------------------

Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCKS--79.4%

ARGENTINA--0.3%
--------------------------------------------------------------------------------
Tobacco/Beverages/Food Products
   30,000            Quilmes Industrial SA ADR.................     $    622,500
                                                                    ------------
AUSTRALIA--2.9%
--------------------------------------------------------------------------------
Metals/Mining--1.7%
  405,000            Comalco Ltd...............................        1,500,970
  280,000            Western Mining Corp.
                        Holdings Ltd...........................        1,490,196
                                                                    ------------
                                                                       2,991,166
                                                                    ------------
Oil/Gas--0.8%
1,075,000            Novus Petroleum Ltd.......................        1,374,344
                                                                    ------------
Tobacco/Beverages/Food Products--0.4%
  795,000            Foster's Brewing Group Ltd................          702,327
                                                                    ------------
Total Australian Common Stocks.................................        5,067,837
                                                                    ------------
AUSTRIA--2.0%
--------------------------------------------------------------------------------
Building & Construction--1.6%
   35,000            Flughafen Wien AG.........................        1,736,877
    2,800            Wienerberger
                        Baustoffindustrie AG...................        1,048,467
                                                                    ------------
                                                                       2,785,344
                                                                    ------------
Electronics--0.4%
    5,000            Austria Mikro Systeme
                        International AG.......................          654,789
                                                                    ------------
Total Austrian Common Stocks...................................        3,440,133
                                                                    ------------
BELGIUM--0.7%
--------------------------------------------------------------------------------
Conglomerates
    4,400            Colruyt SA................................        1,180,516
                                                                    ------------
DENMARK--1.0%
--------------------------------------------------------------------------------
Telecommunications
   31,200            Tele Danmark AS (Class B).................        1,769,451
                                                                    ------------
FINLAND--2.6%
--------------------------------------------------------------------------------
Retail--0.8%
   30,700            Oy Stockmann AB...........................        1,382,244
                                                                    ------------
Telecommunications--1.8%
   68,000            Oy Nokia AB...............................     $  3,108,751
                                                                    ------------
Total Finnish Common Stocks....................................        4,490,995
                                                                    ------------
FRANCE--3.7%
--------------------------------------------------------------------------------
Machinery & Engineering--0.7%
   15,300            Schneider SA..............................        1,202,660
                                                                    ------------
Oil/Gas--1.7%
   38,340            Elf Aquitaine, Inc. ADR...................        1,504,845
   24,710            Total SA..................................        1,531,955
                                                                    ------------
                                                                       3,036,800
                                                                    ------------
Rubber Products--0.8%
   30,000            Michelin (CGDE)...........................        1,368,336
                                                                    ------------
Utilities--0.5%
    7,200            Compagnie Generale des
                        Eaux...................................          798,146
                                                                    ------------
Total French Common Stocks.....................................        6,405,942
                                                                    ------------
GERMANY--3.1%
--------------------------------------------------------------------------------
Banking--0.6%
    2,200            Deutsche Bank AG..........................        1,077,196
                                                                    ------------
Computer Services--1.5%
    2,000            SAP AG....................................        2,504,776
                                                                    ------------
Drugs & Medical Products--1.0%
    2,500            Schering AG...............................        1,737,069
                                                                    ------------
Total German Common Stocks.....................................        5,319,041
                                                                    ------------
HONG KONG--0.8%
--------------------------------------------------------------------------------
Real Estate
  675,000            Hong Kong Land Holdings
                        Ltd....................................        1,397,250
                                                                    ------------
INDONESIA--0.5%
--------------------------------------------------------------------------------
Agriculture
  733,000            PT Bakrie Sumatra
                        Plantations............................          839,501
                                                                    ------------
ITALY--1.5%
--------------------------------------------------------------------------------
Telecommunications--0.8%
  690,000            Telecom Italia............................        1,408,163
                                                                    ------------
Textiles--0.7%
  170,000            Marzotto & Figli..........................        1,134,024
                                                                    ------------
Total Italian Common Stocks....................................        2,542,187
                                                                    ------------

May 31, 1995
--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Global Equity Fund (cont'd)
--------------------------------------------------------------------------------

Shares                                                                    Value
--------------------------------------------------------------------------------
JAPAN--3.4%
--------------------------------------------------------------------------------
Casinos/Gaming--0.2%
   16,000            Heiwa Corp................................     $    381,920
                                                                    ------------
Electronics--1.1%
   24,000            Kyocera Corp..............................        1,823,575
                                                                    ------------
Healthcare Services--0.9%
  120,000            SRL, Inc..................................        1,630,724
                                                                    ------------
Insurance--0.2%
   80,000            Fuji Fire & Marine
                        Insurance..............................          432,024
                                                                    ------------
Jewelry--0.0%
    8,000            Nagahori Corp.............................           57,666
                                                                    ------------
Machinery & Engineering--0.4%
   21,000            Aoki Marine Co., Ltd......................          177,430
   32,000            Kyudenko Co., Ltd.........................          431,078
                                                                    ------------
                                                                         608,508
                                                                    ------------
Merchandising--0.3%
   36,000            Mutow Co..................................          329,690
   30,000            Simree Co., Ltd...........................          136,484
                                                                    ------------
                                                                         466,174
                                                                    ------------
Security/Investigation--0.3%
   52,000            Toyo Tec Co., Ltd.........................          546,883
                                                                    ------------
Total Japanese Common Stocks...................................        5,947,474
                                                                    ------------
MALAYSIA--2.5%
--------------------------------------------------------------------------------
Conglomerates--2.1%
  690,000            Boustead Holdings Bhd.....................        1,343,883
  800,000            Renong Bhd................................        1,480,219
  255,000            Technology Resources
                       Industries Bhd..........................          832,928
                                                                    ------------
                                                                       3,657,030
                                                                    ------------
Paper Products--0.4%
  250,000            Aokam Perdana Bhd.........................          674,579
                                                                    ------------
Total Malaysian Common Stocks..................................        4,331,609
                                                                    ------------
NETHERLANDS--3.8%
--------------------------------------------------------------------------------
Building & Construction--0.7%
   19,500            Kondor Wessels Groep NV...................          581,869
   46,000            NBM-Amstelland NV.........................          578,708
                                                                    ------------
                                                                       1,160,577
                                                                    ------------
Computer Services--0.7%
   28,417            Getronics NV..............................     $  1,228,844
                                                                    ------------
Importing/Exporting--0.7%
   29,580            Hagemeyer NV..............................        1,280,965
                                                                    ------------
Miscellaneous Financial Services--0.7%
   22,550            International Nederlanden
                        Groep..................................        1,221,732
                                                                    ------------
Publishing--1.0%
   20,294            Wolters Kluwer............................        1,699,934
                                                                    ------------
Total Netherlands Common Stocks................................        6,592,052
                                                                    ------------
SINGAPORE--1.4%
--------------------------------------------------------------------------------
Conglomerates
  685,937            Jardine Strategic Holdings
                        Ltd....................................        2,400,779
                                                                    ------------
SOUTH KOREA--0.4%
--------------------------------------------------------------------------------
Metals/Mining
   25,500            Pohang Iron & Steel Co.,
                        Ltd. ADR...............................          720,375
                                                                    ------------
SPAIN--2.0%
--------------------------------------------------------------------------------
Building & Construction--1.0%
   17,000            Fomento de Construcciones y
                        Contratas SA...........................        1,701,041
                                                                    ------------
Oil/Gas--0.4%
   20,000            Repsol SA.................................          646,927
                                                                    ------------
Utilities--0.6%
  200,000            Compania Sevillana de
                        Electricidad...........................        1,137,023
                                                                    ------------
Total Spanish Common Stocks....................................        3,484,991
                                                                    ------------
SWEDEN--4.7%
--------------------------------------------------------------------------------
Conglomerates--1.0%
   20,000            ASEA AB...................................        1,698,242
                                                                    ------------
Drugs & Medical Products--1.0%
   60,000            ASTRA AB..................................        1,758,212
                                                                    ------------
Machinery & Engineering--1.9%
  125,000            Atlas Copco AB............................        1,822,952
  103,400            Kalmar Industries AB......................        1,465,667
                                                                    ------------
                                                                       3,288,619
                                                                    ------------
Paper Products--0.8%
   63,000            AssiDoman AB..............................        1,408,205
                                                                    ------------
Total Swedish Common Stocks....................................        8,153,278
                                                                    ------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                                   Value
--------------------------------------------------------------------------------
SWITZERLAND--1.9%
--------------------------------------------------------------------------------
Banking--0.9%
    2,900            Bil GT Gruppe AG..........................     $  1,516,502
                                                                    ------------
Building & Construction--1.0%
    2,357            Holderbank Financiere
                        Glaris AG..............................        1,875,093
                                                                    ------------
Total Swiss Common Stocks......................................        3,391,595
                                                                    ------------
TAIWAN--0.8%
--------------------------------------------------------------------------------
Other
   15,000            Taipei Fund Units IDR.....................        1,322,250
                                                                    ------------
UNITED KINGDOM--4.1%
--------------------------------------------------------------------------------
Building & Construction--0.8%
  250,000            Wolseley PLC..............................        1,457,043
                                                                    ------------
Retail--1.1%
  355,000            Argyll Group PLC..........................        1,882,960
   76,000            Booker PLC................................          517,167
                                                                    ------------
                                                                       2,400,127
                                                                    ------------
Textiles--0.3%
  450,000            Readicut International PLC................          460,934
                                                                    ------------
Tobacco/Beverages/Food Products--1.0%
  221,000            Guinness PLC..............................        1,681,102
                                                                    ------------
Utilities--0.6%
   70,000            London Electricity PLC....................          717,008
   35,000            Midlands Electricity PLC..................          355,725
                                                                    ------------
                                                                       1,072,733
                                                                    ------------
Total United Kingdom Common Stocks.............................        7,071,939
                                                                    ------------
UNITED STATES--35.3%
--------------------------------------------------------------------------------
Aerospace--5.6%
   25,000            Lockheed Martin Corp......................        1,487,500
  105,000            McDonnell Douglas Corp....................        7,586,250
   10,000            Sundstrand Corp...........................          555,000
                                                                    ------------
                                                                       9,628,750
                                                                    ------------
Banking--6.6%
  169,215            Mellon Bank Corp..........................        7,233,941
   23,000            Wells Fargo & Co..........................        4,232,000
                                                                    ------------
                                                                      11,465,941
                                                                    ------------
Chemicals--2.6%
   63,000            Hercules, Inc.............................     $  3,307,500
   15,000            Monsanto Co...............................        1,248,750
                                                                    ------------
                                                                       4,556,250
                                                                    ------------
Conglomerates--0.5%
    8,000            ITT Corp..................................          895,000
                                                                    ------------
Consumer Products--0.2%
   10,000            Reebok International Ltd..................          335,000
                                                                    ------------
Drugs & Medical Products--2.5%
   33,000            Becton Dickinson & Co.....................        1,897,500
   30,000            Warner-Lambert Co.........................        2,486,250
                                                                    ------------
                                                                       4,383,750
                                                                    ------------
Electronics--2.3%
   35,000            Intel Corp................................        3,928,750
                                                                    ------------
Insurance--4.0%
   70,000            EXEL Ltd..................................        3,272,500
   61,000            Transamerica Corp.........................        3,644,750
                                                                    ------------
                                                                       6,917,250
                                                                    ------------
Metals/Mining--1.3%
   25,937            Freeport McMoRan Copper
                        & Gold (Class A).......................          531,708
  100,000            Freeport McMoRan, Inc.....................        1,725,000
                                                                    ------------
                                                                       2,256,708
                                                                    ------------
Miscellaneous Financial Services--5.5%
  100,000            American Express Co.......................        3,562,500
   87,000            Federal Home Loan
                        Mortgage Corp..........................        5,926,875
                                                                    ------------
                                                                       9,489,375
                                                                    ------------
Oil/Gas--1.5%
   25,000            MAPCO, Inc................................        1,471,875
   25,000            Tenneco, Inc..............................        1,200,000
                                                                    ------------
                                                                       2,671,875
                                                                    ------------
Paper Products--0.8%
   30,000            Champion International
                        Corp...................................        1,391,250
                                                                    ------------
Telecommunications--1.0%
   50,000            Sprint Corp...............................        1,675,000
                                                                    ------------
Textiles--0.9%
  100,000            Shaw Industries, Inc......................        1,587,500
                                                                    ------------
Total United States Common Stocks..............................       61,182,399
                                                                    ------------
Total Common Stocks
(cost--$109,752,675)...........................................     $137,674,094
                                                                    ------------

May 31, 1995
--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Global Equity Fund (cont'd)
--------------------------------------------------------------------------------

Shares                                                                   Value
--------------------------------------------------------------------------------
PREFERRED STOCK--0.9%
SOUTH KOREA
--------------------------------------------------------------------------------
Electronics
    19,000           Samsung Electronics Co.
                        (cost--$1,609,426).....................     $  1,514,284
                                                                    ------------
--------------------------------------------------------------------------------
Warrants                                                                 Value
--------------------------------------------------------------------------------
WARRANTS--0.1%
SINGAPORE
--------------------------------------------------------------------------------
Conglomerates
   218,437           Jardine Strategic Holdings
                        Ltd. 5/02/98, strike @
                        HKD 3.57*..............................     $    110,311
                                                                    ------------

--------------------------------------------------------------------------------
Principal
Amount                                                                   Value
--------------------------------------------------------------------------------
CONVERTIBLE BOND--0.5%
JAPAN
--------------------------------------------------------------------------------
Drugs & Medical Products
   80,000,000 JPY    Yamanouchi Pharmaceutical
                        1.25%, 3/31/14
                        (cost--$945,864).......................     $    939,439
                                                                    ------------
REPURCHASE AGREEMENT--19.1%
--------------------------------------------------------------------------------
   33,125,000 US$    J.P. Morgan, 6.05%, 6/01/95,
                        (proceeds at maturity:
                        $33,130,567, collateralized
                        by $33,085,000 par,
                        $33,788,056 value, U.S.
                        Treasury Notes 7.25%,
                        11/15/96)
                        (cost--$33,125,000)....................     $ 33,125,000
                                                                    ------------
Total Investments
  (cost--$145,432,965)............................        100.0%    $173,363,128
Other Liabilities in Excess of
  Other Assets....................................         (0.0)         (46,299)
                                                          -----     ------------
Total Net Assets..................................        100.0%    $173,316,829
                                                          =====     ============

* Non-income producing security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Global Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Principal
Amount                                                                  Value
--------------------------------------------------------------------------------
AUSTRALIA--5.4%
--------------------------------------------------------------------------------
Corporate Notes
    250,000 A$       New South Wales Treasury Corp.
                        12.00%, 12/01/01 (A)...................     $    208,233
    250,000          Queensland Treasury Corp.
                        8.00%, 5/14/03.........................          169,412
                                                                    ------------
Total Australia                                                          377,645
                                                                    ------------

CZECH REPUBLIC--2.8%
--------------------------------------------------------------------------------
Time Deposit
  5,046,642 CZK      ING Bank-Prague
                        9.50%, 6/14/95.........................          192,253
                                                                    ------------
DENMARK--7.7%
--------------------------------------------------------------------------------
Government Note
  3,000,000 DKK      Kingdom of Denmark
                        8.00%, 3/15/06 (A).....................          535,912
                                                                    ------------
FINLAND--3.5%
--------------------------------------------------------------------------------
Government Note
  1,000,000 FIN      Government of Finland
                        9.50%, 3/15/04.........................          244,699
                                                                    ------------
FRANCE--2.9%
--------------------------------------------------------------------------------
Government Note
  1,000,000 FRF      French Treasury Bond
                        7.50%, 4/25/05 (A).....................          202,358
                                                                    ------------
GERMANY--10.2%
--------------------------------------------------------------------------------
Government Notes
    300,000 DM       Bundesobligationen
                        7.00%, 12/22/97........................          221,694
    650,000          Treuhandanstalt
                        7.50%, 9/09/04 (A).....................          485,442
                                                                    ------------
Total Germany                                                            707,136
                                                                    ------------
IRELAND--2.9%
--------------------------------------------------------------------------------
Government Notes
                     Ireland Treasury Bond (A)
     75,000 Iep           8.00%, 10/18/00......................     $    120,660
     50,000               8.00%, 8/18/06.......................           79,507
                                                                    ------------
Total Ireland                                                            200,167
                                                                    ------------

NEW ZEALAND--7.3%
--------------------------------------------------------------------------------
Government Note
    750,000 NZD$     Government of New Zealand
                        9.00%, 11/15/96........................          502,933
                                                                    ------------
UNITED STATES--55.9%
--------------------------------------------------------------------------------
Government Agency--3.4%
    235,000 US$      Federal Home Loan Bank
                        6.10%, 6/01/95.........................          235,000
                                                                    ------------
Government Note--13.2%
    900,000          U.S. Treasury Note
                        6.50%, 5/15/05.........................          913,779
                                                                    ------------
Corporate Note--8.3%
    500,000          Healthtrust, Inc
                        10.25%, 4/15/04........................          577,500
                                                                    ------------
Euronotes--31.0%
    500,000          National Power Corp (Philippines)
                        7.625%, 11/15/00.......................          472,500
    500,000          Philippine Long Distance Telephone
                        10.625%, 6/02/04.......................          521,250
    500,000          Republic of Argentina
                        5.00%, 3/31/23.........................          250,312
    485,000          Republic of Brazil (IDU's)
                        7.81%, 1/01/01 (B).....................          389,212
    500,000          Republic of South Africa
                        9.625%, 12/15/99.......................          513,125
                                                                    ------------
                                                                       2,146,399
                                                                    ------------
Total United States............................................        3,872,678
                                                                    ------------
Total Investments
  (cost--$6,449,128).......................         98.6%           $  6,835,781
Other Assets in Excess of
  Other Liabilities........................          1.4                  95,681
                                                    ----            ------------
Total Net Assets...........................        100.0%           $  6,931,462
                                                   =====            ============

(A) Securities segregated (full or partial) as collateral for open forward currency contracts. The market value of such segregated securities is $963,072.

(B) Represents a floating interest rate bond subject to change on the semi-annual coupon dates, based on the current six month LIBOR rate plus 81.25 basis points.

See accompanying notes to financial statements.

May 31, 1995
--------------------------------------------------------------------------------
Statements of Assets and Liabilities (unaudited)
--------------------------------------------------------------------------------

                                                                                             -------------          -------------
                                                                                             Global Equity          Global Income
                                                                                                 Fund                    Fund
                                                                                             -------------          -------------
Assets
   Investments, at value (cost--$112,307,965 and $6,449,128, respectively)............       $140,238,128           $  6,835,781
   Repurchase agreement (cost -- $33,125,000 and $0, respectively)....................         33,125,000                     --
   Cash...............................................................................            376,052                  2,309
   Dividends receivable...............................................................            423,226                     --
   Receivable for fund shares sold....................................................            370,465                  3,291
   Withholding taxes reclaimable......................................................             83,029                     --
   Receivable for investments sold....................................................             17,244                     --
   Interest receivable................................................................              7,569                137,959
   Deferred organization expenses.....................................................              3,323                 42,572
   Receivable from adviser............................................................                 --                 30,154
   Deposits for securities loaned.....................................................          6,021,321                     --
   Other assets.......................................................................             49,852                 51,490
                                                                                             ------------           ------------
      Total Assets....................................................................        180,715,209              7,103,556
                                                                                             ------------           ------------
Liabilities
   Payable for investments purchased..................................................          1,046,030                     --
   Payable for fund shares redeemed...................................................            125,877                     --
   Withholding taxes payable..........................................................             41,262                     --
   Distribution fee payable...........................................................             26,989                  8,492
   Investment advisory fee payable....................................................             24,770                     --
   Administration fee payable.........................................................              8,257                  7,714
   Net unrealized depreciation on forward currency contracts..........................                 --                107,076
   Deposits for securities loaned.....................................................          6,021,321                     --
   Other payables and accrued expenses................................................            103,874                 48,812
                                                                                             ------------           ------------
      Total Liabilities...............................................................          7,398,380                172,094
                                                                                             ------------           ------------
Net Assets
   Capital stock......................................................................            121,697                  7,797
   Paid-in-surplus....................................................................        140,564,310              8,901,503
   Accumulated net investment income..................................................            874,828                     --
   Accumulated net realized gain (loss) on investments................................          5,330,679             (1,560,467)
   Accumulated net realized loss on foreign currency transactions.....................         (1,405,075)              (698,819)
   Distributions in excess of net realized gains......................................           (110,149)                    --
   Net unrealized appreciation (depreciation) on investments and translation of
   other assets and liabilities denominated in foreign currencies.....................         27,940,539                281,448
                                                                                             ------------           ------------
      Total Net Assets................................................................       $173,316,829           $  6,931,462
                                                                                             ============           ============
Class A:
   Fund shares outstanding............................................................         10,897,900                609,877
                                                                                             ------------           ------------
   Net asset value per share..........................................................       $      14.26           $       8.89
                                                                                             ============           ============
   Maximum offering price per share *.................................................       $      15.09           $       9.16
                                                                                             ============           ============
Class B:
   Fund shares outstanding............................................................            999,259                134,676
                                                                                             ------------           ------------
   Net asset value and offering price per share.......................................       $      14.12           $       8.89
                                                                                             ============           ============
Class C:
   Fund shares outstanding............................................................            272,523                 35,114
                                                                                             ------------           ------------
   Net asset value and offering price per share.......................................             $14.09                  $8.89
                                                                                             ============           ============

* Sales charges decrease on purchases of $50,000 or higher for the Global Equity Fund and $100,000 or higher for the Global Income Fund.

See accompanying notes to financial statements.

Six Months Ended May 31, 1995
--------------------------------------------------------------------------------
Statements of Operations (unaudited)
--------------------------------------------------------------------------------

                                                                                                   -------------      -------------
                                                                                                   Global Equity      Global Income
                                                                                                       Fund                Fund
                                                                                                   -------------      -------------
Investment Income
   Dividends (net of foreign withholding taxes of $109,638 and $0, respectively)...............    $  1,585,643       $         --
   Interest (net of foreign withholding taxes of $0 and $2,759, respectively)..................         800,312            634,383
                                                                                                   ------------       ------------
      Total investment income..................................................................       2,385,955            634,383
                                                                                                   ------------       ------------
Operating Expenses
   Investment advisory fees (note 2a)..........................................................         606,192             34,607
   Distribution fees (note 2c).................................................................         440,912             22,601
   Administration fees (note 2b)...............................................................         202,064             17,304
   Transfer and dividend disbursing agent fees (note 1k).......................................          99,463             15,562
   Custodian fees..............................................................................          96,171             25,358
   Auditing, consulting and tax return preparation fees........................................          28,305             19,019
   Registration fees...........................................................................          23,340             15,997
   Reports and notices to shareholders.........................................................          19,895              3,839
   Amortization of deferred organization expenses (note 1c)....................................          19,536             12,145
   Directors' fees and expenses................................................................           8,581                 --
   Legal fees..................................................................................           4,986              5,599
   Miscellaneous...............................................................................           5,706              6,284
                                                                                                   ------------       ------------
      Total operating expenses.................................................................       1,555,151            178,315
      Less: Investment advisory fees waived and expense
         reimbursements (note 2a)..............................................................              --            (54,892)
                                                                                                   ------------       ------------
         Net operating expenses................................................................       1,555,151            123,423
                                                                                                   ------------       ------------
         Net investment income.................................................................         830,804            510,960
                                                                                                   ------------       ------------
Realized and Unrealized Gain (Loss) on Investments
   and Foreign Currency Transactions--Net
Net realized gain (loss) on investments........................................................       4,663,609           (394,711)
Net realized loss on option transactions.......................................................              --            (36,679)
Net realized gain (loss) on foreign currency transactions......................................         (13,439)           290,355
                                                                                                   ------------       ------------
      Net realized gain (loss) on investments, options and foreign currency transactions.......       4,650,170           (141,035)

Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign
      currencies...............................................................................      10,535,967            509,938
                                                                                                   ------------       ------------
      Net realized gain (loss) and change in unrealized appreciation (depreciation)
         on investments and translation of other assets and liabilities denominated
         in foreign currencies.................................................................      15,186,137            368,903
                                                                                                   ------------       ------------

Net increase in net assets resulting from operations...........................................    $ 16,016,941       $    879,863
                                                                                                   ============       ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                            ----------------------------------   --------------------------------
                                                                     Global Equity Fund                  Global Income Fund
                                                            ----------------------------------   --------------------------------
                                                              Six Months          Year Ended       Six Months        Year Ended
                                                                 Ended           November 30,         Ended         November 30,
                                                             May 31, 1995*           1994         May 31, 1995*         1994
                                                            ---------------    ---------------   ---------------  ---------------
Operations
  Net investment income.....................................   $    830,804       $     44,024       $   510,960      $ 1,275,222
  Net realized gain (loss) on investments...................      4,663,609         14,611,225          (431,390)        (688,593)
  Net realized gain (loss) on foreign currency
    transactions............................................        (13,439)        (1,391,636)          290,355         (989,174)
  Net change in unrealized appreciation
    (depreciation) on investments and translation
    of other assets and liabilities denominated in
    foreign currencies......................................     10,535,967         (1,833,491)          509,938         (267,788)
                                                               ------------       ------------       -----------      -----------
    Net increase (decrease) in net assets resulting
         from operations....................................     16,016,941         11,430,122           879,863         (670,333)
                                                               ------------       ------------       -----------      -----------
Dividends and Distributions to Shareholders
  Net investment income -- Class A..........................             --                 --          (465,412)        (179,857)
  Net investment income -- Class B..........................             --                 --           (37,105)          (8,671)
  Net investment income -- Class C..........................             --                 --            (8,443)          (1,531)
  Net realized gain -- Class A..............................    (12,834,813)        (4,944,320)               --               --
  Net realized gain -- Class B..............................       (896,581)           (66,298)               --               --
  Net realized gain -- Class C..............................       (212,761)           (10,738)               --               --
  Tax return of capital -- Class A..........................             --                 --                --       (1,026,915)
  Tax return of capital -- Class B..........................             --                 --                --          (49,507)
  Tax return of capital -- Class C..........................             --                 --                --           (8,741)
                                                               ------------       ------------       -----------      -----------
    Total dividends and distributions to
         shareholders.......................................    (13,944,155)        (5,021,356)         (510,960)      (1,275,222)
                                                               ------------       ------------       -----------      -----------
Fund Share Transactions
Class A
  Net proceeds from sales...................................     15,571,099         30,817,260           832,213        2,641,672
  Reinvestment of dividends and distributions...............     12,377,446          4,682,941           435,635        1,088,618
  Cost of shares redeemed...................................    (22,289,658)       (29,503,784)      (12,930,331)      (7,582,775)
                                                               ------------       ------------       -----------      -----------
    Net increase (decrease) -- Class A......................      5,658,887          5,996,417       (11,662,483)      (3,852,485)
                                                               ------------       ------------       -----------      -----------
Class B
  Net proceeds from sales...................................      3,386,870          9,192,969           133,594          745,568
  Reinvestment of dividends and distributions...............        832,752             64,143            27,577           45,001
  Cost of shares redeemed...................................       (675,446)          (659,275)         (189,894)        (217,068)
                                                               ------------       ------------       -----------      -----------
    Net increase (decrease) -- Class B......................      3,544,176          8,597,837           (28,723)         573,501
                                                               ------------       ------------       -----------      -----------
Class C
  Net proceeds from sales...................................      1,440,786          2,476,331            99,544           91,369
  Reinvestment of dividends and distributions...............        210,836             10,736             8,141            9,804
  Cost of shares redeemed...................................       (337,257)          (299,932)          (30,939)         (15,084)
                                                               ------------       ------------       -----------      -----------
    Net increase -- Class C.................................      1,314,365          2,187,135            76,746           86,089
                                                               ------------       ------------       -----------      -----------
       Total increase (decrease) in net assets
          from fund share transactions......................     10,517,428         16,781,389       (11,614,460)      (3,192,895)
                                                               ------------       ------------       -----------      -----------
  Total increase (decrease) in net assets...................     12,590,214         23,190,155       (11,245,557)      (5,138,450)

Net Assets
  Beginning of period.......................................    160,726,615        137,536,460        18,177,019       23,315,469
                                                               ------------       ------------       -----------      -----------
  End of period (including undistributed
    net investment income of $874,828,
    $44,024, $0 and $0, respectively).......................   $173,316,829       $160,726,615       $ 6,931,462      $18,177,019
                                                               ============       ============       ===========      ===========

* Unaudited.

See accompanying notes to financial statements.

May 31, 1995
--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1.   Organization and Significant Accounting Policies

     Quest for Value Global Funds (collectively, the "Funds") are registered under the Investment Company Act of 1940 as diversified open-end management investment companies. The Quest for Value Global Equity Fund, Inc. ("Global Equity") commenced investment operations on July 2, 1990. The Global Income Fund ("Global Income"), a series of Quest for Value Global Funds, Inc., commenced investment operations on December 2, 1991. Quest for Value Advisors (the "Adviser") serves as the Funds' investment adviser and administrator. Quest for Value Distributors (the "Distributor") serves as the Funds' distributor. Both the Adviser and Distributor are majority-owned (99%) subsidiaries of Oppenheimer Capital.

     Prior to September 1, 1993, the Funds issued only one class of shares which were redesignated Class A shares. Subsequent to that date, the Funds were authorized to issue Class A, Class B and Class C shares. Shares of each Class represent an identical interest in the investment portfolio of their respective fund and generally have the same rights, but are offered under different sales charge and distribution fee arrangements. Futhermore, Class B shares will automatically convert to Class A shares of the same fund eight years after their respective purchase.

     The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements:

     (a) Valuation of Investments

     Investment securities listed on a U.S. or foreign stock exchange and securities traded in the over-the-counter National Market System are valued at the last reported sale price on the valuation date; if there are no such sales, the securities are valued at their last quoted bid price. Other investments traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Investment debt securities (other than short-term obligations) are valued each day by an independent pricing service (approved by the Board of Directors) using methods which include current market quotations from a major market maker in the securities and trader reviewed "matrix" prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. Any security or other asset for which market quotations are not readily available is valued at its fair value as determined under procedures established by the Funds' Board of Directors. Investments in countries in which the Funds may invest may involve certain considerations and risks not typically associated with domestic investments as a result of, among others, the possibility of future political and economic developments and the level of governmental supervision and regulation of foreign securities markets.

     (b) Federal Income Taxes

     It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders; accordingly, no Federal income tax provision is required.

     (c) Deferred Organization Expenses

     Costs incurred by Global Equity and Global Income in connection with their organization approximated $194,000 and $122,000, respectively. These costs have been deferred and are being amortized to expense on a straight line basis over sixty months from commencement of the Funds' operations.

     (d) Investment Transactions and Other Income

     Investment transactions are accounted for on the trade date. In determining the gain or loss from the sale of investments, the cost of investments sold is determined on the basis of identified cost. Dividend income and other distributions are recorded on the ex-dividend date, except certain dividends or other distributions from foreign securities which are recorded as soon as the information is available after the ex-dividend date. Interest income is accrued as earned. Discounts on debt securities purchased are accreted to interest income over the lives of the respective securities.

May 31, 1995
--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

     (e) Dividends and Distributions

     Each fund records dividends and distributions to its shareholders on the ex-dividend date. The following table summarizes the Funds' income dividend and capital gain declaration policy:

                                      Income       Short-Term       Long-Term
                                    Dividends     Capital Gains   Capital Gains
                                    ---------     -------------   -------------
Global Equity....................   annually        annually        annually
Global Income....................     daily*        annually        annually

* paid monthly.

The amount of dividends and distributions from net investment income, net realized foreign currency gains and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income, net realized foreign currency gains and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income, dividends in excess of net realized foreign currency gains or distributions in excess of net realized capital gains, respectively. To the extent dividends and distributions exceed current and accumulated earnings and profits for Federal income tax purposes, they are reported as dividends or distributions of paid-in-surplus or tax return of capital. Accordingly, permanent book-tax differences relating to shareholder distributions have been reclassified to paid-in-surplus. Net investment income
(loss), net realized foreign currency gain (loss), net realized capital gain (loss) and net assets were not affected by this change.

     (f) Foreign Currency Translation

     The books and records of the Funds are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward contracts stated in foreign currencies are translated at the exchange rates at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Funds' Statements of Operations. Since the net assets of the Funds are presented at the foreign exchange rates and market prices at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the exchange rates from fluctuations arising from changes in the market prices of securities.

     (g) Forward Currency Contracts

     As part of its investment program, the Funds may utilize forward currency contracts for hedging purposes. The use of these contracts involves, to varying degrees, elements of market risk. Risks arise from the possible movements in foreign exchange rates and security values underlying these instruments. In addition, credit risk may arise from the potential inability of counterparties to meet the terms of their contracts. Forward currency contracts are recorded at market value. Realized gains and losses arising from such transactions are included in net realized gain or loss on foreign currency transactions in the results of operations. At May 31, 1995, there were no forward currency contracts outstanding for Global Equity.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Outstanding contracts at May 31, 1995 for Global Income are as follows:


       Settlement                            Contract to                            Unrealized
                           ------------------------------------------------
         Date                    Deliver                     Receive               Gain (Loss)
        --------           ----------------------  ------------------------       -------------
        06/06/95           AUS        1,500,000     US$           1,100,400       US$    23,300
        06/06/95           US$          936,833     AUS           1,284,000             (14,836)
        06/06/95           DM         1,000,000     US$             695,165             (12,892)
        06/06/95           US$          454,790     DM              631,350              (7,758)
        06/08/95           FIN        1,940,000     US$             448,089                 104
        06/08/95           US$          456,040     FIN           1,940,000              (8,056)
        06/08/95           GBP          410,000     US$             657,600               6,542
        06/08/95           US$          658,393     GBP             410,000              (7,336)
        06/09/95           CHF          850,000     US$             647,471             (81,711)
        06/09/95           US$          663,301     CHF             850,000              65,881
        07/03/95           BEL       20,550,000     US$             649,905             (59,724)
        07/03/95           US$          660,984     BEL          20,550,000              48,645
        07/07/95           CHF          520,000     US$             461,443              14,407
        07/07/95           US$          465,075     CHF             520,000             (18,039)
        07/10/95           ESP       51,270,000     US$             380,652             (36,547)
        07/10/95           US$          396,765     ESP          51,270,000              20,434
        07/24/95           JPY       45,000,000     US$             551,673              16,059
        07/24/95           US$          521,890     JPY          45,000,000              13,724
        08/02/95           DM         1,500,000     US$             998,336             (65,841)
        08/02/95           US$        1,045,538     DM            1,500,000              18,640
        08/10/95           FRF        1,550,000     US$             293,116             (18,390)
        08/10/95           US$          112,596     FRF             550,000              (2,062)
        08/17/95           DKK          792,960     US$             140,297              (3,169)
        09/01/95           IEP          125,000     US$             204,075               1,549
                                                                                  -------------
                                                                                  US$  (107,076)
                                                                                  =============

     Net unrealized depreciation of $107,076 on these contracts at May 31, 1995 is included in the accompanying financial statements.

     (h) Currency Options

     When the Funds write a call or a put option on a foreign currency, an amount equal to the premium received is included in the Funds' Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If the option expires on its stipulated expiration date or if the fund enters into a closing purchase transaction, the fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying foreign currency, and the liabilty related to such option will be extinguished. If a call option which the fund has written is exercised, the fund realizes a gain or loss from the sale of the underlying foreign currency and the proceeds from such sale are increased by the premium originally received. If a put option which the fund has written is exercised, the amount of the premium originally received will reduce the cost of the foreign currency which the fund purchases upon exercise of the option. Written options involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund, as a writer of an option, has no control over whether the option is exercised. The underlying foreign currency may be purchased (put) or sold (called) and, as a result, the Fund bears the market risk of an unfavorable change in the value of the foreign currency underlying the written option. Currency options are traded in the interbank and over-the-counter markets and counterparty credit risk can exist.

May 31, 1995
--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

     (i) Repurchase Agreements

     The Funds' custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligor to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

     (j) Security Lending Procedures

     Global Equity periodically lends securities through a lending program run by its custodian, State Street Bank and Trust Company, for its participating clients. Under the program, the bank makes available to select qualified brokerage firms or other borrowing institutions the use of the participants securities for a period of time. Security loans are collateralized with U.S. Government securities or cash equal to at least 105% of the market value of the securities at the time of the loan. The securities loaned are marked-to-market daily and collateral is adjusted daily to reflect any fluctuations in value.

     Global Equity earns income from the borrower which is generally the difference between the interest earned on the collateral and the rebate paid to the borrower. Global Equity pays State Street Bank and Trust Company 35% of the net interest earned as a fee for administering the security lending program. For the six months ended May 31, 1995, Global Equity earned $14,273 from security lending. At May 31, 1995, Global Equity had the following securities on loan:

                                                            Market Value                          Market Value
       Security                                 Shares        of Shares          Collateral      of Collateral
--------------------------                     -------      --------------      ------------     -------------
Deutsche Bank AG (Germany)                       2,152        $1,053,694        U.S. Dollars        $1,105,590
Holderbank Financiere
   Glaris AG (Switzerland)                       1,659         1,319,805        U.S. Dollars         1,385,680
Jardine Strategic
   Holdings Ltd. (Singapore)                   203,552           712,432        U.S. Dollars           763,320
Jardine Strategic Holdings
   Ltd. Warrants (Singapore)                    16,552             8,359        U.S. Dollars             8,276
Scheinder SA (France)                           14,994         1,178,607        U.S. Dollars         1,237,005
Telecom Italia (Italy)                         676,200         1,380,000        U.S. Dollars         1,521,450
                                                            ------------                         -------------
                                                              $5,652,897                            $6,021,321
                                                            ============                         =============

     (k) Allocation of Expenses

     Expenses specifically identifiable to a particular fund or class are borne by that fund or class. Other expenses are allocated to each fund or class based on its net assets in relation to the total net assets of all applicable funds or classes or on another reasonable basis. For the six months ended May 31, 1995, transfer and dividend disbursing agent fees accrued to Classes A, B and C were $79,847, $13,666 and $5,950, respectively, for Global Equity and $12,975, $1,535 and $1,052, respectively, for Global Income.

2. Investment Advisory Fee, Administration Fee, Distribution Fee and Other Transactions with Affiliates

     (a) The investment advisory fees are payable monthly to the Adviser and is computed as a percentage of each fund's net assets as of the close of business each day at the following annual rates: .75% for Global Equity and .50% for Global Income. For the six months ended May 31, 1995, the Adviser voluntarily waived all of its investment advisory fee and reimbursed $20,285 in other operating expenses for Global Income.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     (b) The administration fees are payable monthly to the Adviser and are computed on each fund's average daily net assets at the annual rate of .25%.

     (c) The Funds have adopted a Plan and Agreement of Distribution (the "Plan") pursuant to which they are permitted to compensate the Distributor in connection with the distribution of fund shares. Under the Plan, the Distributor has entered into agreements with securities dealers and other financial institutions and organizations to obtain various sales-related services in rendering distribution assistance. To compensate the Distributor for the services it and other dealers under the Plan provide and for the expenses they bear under the Plan, the Funds pay the Distributor compensation, accrued daily and payable monthly, on the daily net assets for Class A shares at the following annual rates: .25% for Global Equity and .05% for Global Income. The Funds' Class A shares also pay a service fee at an annual rate of .25%. Although Global Income's Plan for Class A shares authorizes it to pay a maximum service fee of
 .25% and a distribution fee of .05%, the Board of Directors has set a maximum .25% total fee under the Plan. Compensation for Class B and Class C shares of each fund is at an annual rate of .75% of average daily net assets. Each fund's Class B and Class C shares also pay a service fee at the annual rate of .25% of average daily net assets. Distribution and service fees may be paid by the Distributor to broker-dealers or others for providing personal service, maintenance of accounts and ongoing sales or shareholder support functions in connection with the distribution of fund shares. While payments under the plan may not exceed the stated percentage of average daily net assets on an annual basis, the payments are not limited to the amounts actually paid or expenses actually incurred by the Distributor.

     For the six months ended May 31, 1995, distribution and service fees charged to Classes A, B and C were $367,344, $58,407 and $15,161, respectively, for Global Equity and $15,538, $5,679 and $1,384, respectively, for Global Income.

     (d) Total brokerage commissions paid by Global Equity during the six months ended May 31, 1995 amounted to $318,699, of which $8,616 was paid to Oppenheimer & Co., Inc., an affiliate of the Adviser.

     (e) Oppenheimer & Co., Inc. has informed the Funds that it received approximately $95,000 and $3,000, from Global Equity and Global Income, respectively, in connection with the sale of Class A shares for the six months ended May 31, 1995.

     (f) The Distributor has informed the funds that it received contingent deferred sales charges on the redemption of Class C shares of approximately $1,000 and $150 for Global Equity and Global Income, respectively, for the six months ended May 31, 1995.

     (g) The Distributor has assigned the right to receive the compensation and contingent deferred sales charge on the Class B shares to a bank in return for the banks reimbursement to the Distributor of commissions paid by the Distributor to broker/dealers on Class B shares.

3.   Purchases and Sales of Securities

     For the six months ended May 31, 1995, purchases and sales of investment securities, other than short-term securities, were as follows:

                                                Purchases           Sales
                                               -----------      -----------
Global Equity ............................     $46,360,050      $61,015,102
Global Income ............................      11,351,905       23,002,020

May 31, 1995
--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

4.   Fund Share Transactions

     The following table summarizes the fund share activity for the six months ended May 31, 1995 and the year ended November 30, 1994:

                                                      -----------------------------    ------------------------------
                                                           Global Equity Fund               Global Income Fund
                                                      -----------------------------    ------------------------------

                                                       Six Months      Year Ended       Six Months       Year Ended
                                                      Ended May 31,    November 30,    Ended May 31,     November 30,
                                                         1995*            1994             1995*            1994
                                                      -------------   -------------    -------------     ------------
Class A
   Issued.........................................     1,167,015        2,167,814           98,678         290,147
   Dividends and distributions reinvested.........       954,313          344,081           51,606         123,568
   Redeemed.......................................    (1,675,247)      (2,079,717)      (1,517,104)       (837,949)
                                                      ----------       ----------       ----------      ----------
   Net increase (decrease) -- Class A.............       446,081          432,178       (1,366,820)       (424,234)
                                                      ----------       ----------       ----------      ----------
Class B
   Issued.........................................       255,704          647,583           15,629          82,174
   Dividends and distributions reinvested.........        64,705            4,716            3,250           5,164
   Redeemed.......................................       (50,821)         (46,590)         (22,628)        (23,568)
                                                      ----------       ----------       ----------      ----------
   Net increase (decrease) -- Class B.............       269,588          605,709           (3,749)         63,770
                                                      ----------       ----------       ----------      ----------
Class C
   Issued.........................................       109,826          174,051           11,872          10,411
   Dividends and distributions reinvested.........        16,395              789              957           1,118
   Redeemed.......................................       (25,503)         (21,072)          (3,678)         (1,720)
                                                      ----------       ----------       ----------      ----------
   Net increase -- Class C........................       100,718          153,768            9,151           9,809
                                                      ----------       ----------       ----------      ----------
   Total net increase (decrease)..................       816,387        1,191,655       (1,361,418)       (350,655)
                                                      ==========       ==========       ==========      ==========

5.   Dividends and Distributions

     The following table summarizes the per share dividends and distributions made for the six months ended May 31, 1995 and the year ended November 30, 1994:

                                          -------------------------------      --------------------------------
                                                Global Equity Fund                   Global Income Fund
                                          -------------------------------      --------------------------------

                                           Six Months        Year Ended          Six Months         Year Ended
                                          Ended May 31,      November 30,      Ended May 31,       November 30,
                                             1995*             1994                1995*               1994
                                          -------------      ------------      -------------       ------------
Net investment income:
   Class A...........................                --                --             $0.309             $0.085
   Class B...........................                --                --              0.276              0.075
   Class C...........................                --                --              0.260              0.072
Net realized gains:
   Class A...........................            $1.228            $0.494                 --                 --
   Class B...........................             1.228             0.494                 --                 --
   Class C...........................             1.228             0.494                 --                 --
Tax return of capital:
   Class A...........................                --                --                 --              0.485
   Class B...........................                --                --                 --              0.426
   Class C...........................                --                --                 --              0.411

* Unaudited.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6. Unrealized Appreciation (Depreciation) and Cost of Investments for Federal Income Tax Purposes

     At May 31, 1995, the composition of unrealized appreciation (depreciation) of investment securities and the cost of investments for Federal income tax purposes were as follows:


                                      Appreciation    (Depreciation)         Net         Tax Cost
                                      ------------    --------------    -----------    ------------
Global Equity.................         $30,808,595     ($3,035,566)     $27,773,029    $145,867,629
Global Income.................             391,446          (4,793)         386,653       6,449,128

7.   Authorized Fund Shares and Par Value Per Share

                                                                         Authorized       Par Value
                                                                        Fund Shares       Per Share
                                                                        -----------       ---------
Global Equity.................                                          100,000,000         $0.01
Global Income.................                                          100,000,000          0.01

--------------------------------------------------------------------------------
Financial Highlights (For a share outstanding throughout each period)
--------------------------------------------------------------------------------

                                     INCOME FROM
                                INVESTMENT OPERATIONS                                DIVIDENDS AND DISTRIBUTIONS
                 -------------------------------------------------  -----------------------------------------------------
                                         Net Realized               Dividends to  Distributions to
                 Net Asset      Net          and                    Shareholders    Shareholders    Tax         Total     Net Asset
                   Value,   Investment    Unrealized    Total from    from Net       from Net      Return     Dividends     Value,
                 Beginning    Income      Gain (Loss)   Investment   Investment    Realized Gain     of          and        End of
                 of Period    (Loss)    on Investments  Operations     Income      on Investments  Capital  Distributions   Period

   Global Equity Fund

Class A
Six Months Ended
May 31, 1995 (7)   $14.16     $0.07         $1.26         $1.33        $   --          ($1.23)       --        ($1.23)     $14.26
Year Ended
Nov. 30,
1994                13.54      0.01          1.10          1.11            --           (0.49)       --         (0.49)      14.16
1993                12.30      0.00          2.26          2.26         (0.12)          (0.90)       --         (1.02)      13.54
1992                11.25      0.12          0.93          1.05            --              --        --            --       12.30
1991                10.57     (0.04)         0.85          0.81         (0.05)          (0.08)       --         (0.13)      11.25
July 2, 1990 (3)
to Nov. 30, 1990    12.05(4)   0.05         (1.53)        (1.48)           --              --        --            --       10.57

Class B
Six Months Ended
May 31, 1995 (7)    14.07      0.04          1.24          1.28            --           (1.23)       --         (1.23)      14.12
Year Ended
Nov. 30, 1994       13.52     (0.06)         1.10          1.04            --           (0.49)       --         (0.49)      14.07
Sept. 2, 1993 (5)
to Nov. 30, 1993    13.75(4)  (0.02)        (0.21)        (0.23)           --              --        --            --       13.52

Class C
Six Months Ended
May 31, 1995 (7)    14.06      0.03          1.23          1.26            --           (1.23)       --         (1.23)     14.09
Year Ended
Nov. 30, 1994       13.52     (0.08)         1.11          1.03            --           (0.49)       --         (0.49)     14.06
Sept. 2, 1993 (5)
to Nov. 30, 1993    13.75(4)  (0.02)        (0.21)        (0.23)           --              --        --            --      13.52

                                                              RATIOS
                                             -----------------------------------------
                                             Ratio of Net    Ratio of Net
                               Net Assets      Operating       Investment
                                 End of        Expenses      Income (Loss)   Portfolio
                    Total        Period       to Average      to Average     Turnover
                   Return*       (000's)      Net Assets      Net Assets       Rate

Class A
Six Months Ended
May 31, 1995 (7)   10.24%       155,369       1.87%(1,6)      1.07%(1,6)      34%
Year Ended
Nov. 30,
1994                8.37%       148,044       1.92%(2)        0.05%(2)        70%
1993               19.72%       135,616       1.76%(2)        0.04%(2)        46%
1992                9.33%       111,207       1.76%(2)        0.72%(2)        62%
1991                7.72%        46,937       2.09%          (0.27%)          41%
July 2, 1990 (3)
to Nov. 30, 1990  (12.28%)       58,087       2.11%(6)        0.92%(6)         2%

Class B
Six Months Ended
May 31, 1995 (7)    9.93%        14,107       2.44%(1,2,6)    0.58%(1,2,6)    34%
Year Ended
Nov. 30, 1994       7.84%        10,268       2.50%(2)       (0.44%)(2)       70%
Sept. 2, 1993 (5)
to Nov. 30, 1993   (1.67%)        1,676       2.26%(2,6)     (0.76%)(2,6)     46%

Class C
Six Months Ended
May 31, 1995 (7)    9.78%         3,841       2.53%(1,2,6)   (0.54%)(1,2,6)   34%
Year Ended
Nov. 30, 1994       7.77%         2,415       2.66%(2)       (0.59%) (2)      70%
Sept. 2, 1993 (5)
to Nov. 30, 1993   (1.67%)          244       2.26%(2,6)     (0.69%)(2,6)     46%

(1) Average net assets for the six months ended May 31, 1995 for Class A, Class B and Class C were $147,341,261, $11,713,425 and $3,040,585, respectively.

(2) During the periods noted above, the Adviser voluntarily waived a portion of its fees. If such waivers had not been in effect, the ratios of net operating expenses to average net assets and the ratios of net investment income (loss) to average net assets for Class A would have been 1.93% and 0.04%, respectively, for the year ended November 30, 1994, 1.91% and (0.11%), respectively, for the year ended November 30, 1993 and 1.84% and 0.64%, respectively, for the year ended November 30, 1992. The ratios of net operating expenses to average net assets and the ratios of net investment income (loss) to average net assets would have been 2.51% and (0.45%), respectively, for Class B and 2.66% and (0.59%), respectively, for Class C, for the year ended November 30, 1994 and 2.32% and (0.82%), annualized, respectively, for Class B and 2.35% and (0.78%), annualized, respectively, for Class C, for the period September 2, 1993 (initial offering) to November 30, 1993.

(3) Commencement of operations.

(4) Initial offering price.

(5) Initial offering of Class B and Class C shares.

(6) Annualized.

(7) Unaudited.

---------------
* Assumes reinvestment of all dividends and distributions, but does not reflect deductions for sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year.

                                              INCOME FROM
                                        INVESTMENT OPERATIONS                              DIVIDENDS AND DISTRIBUTIONS
                         ----------------------------------------------------  ---------------------------------------------------
                                                   Net Realized                Dividends to  Distributions to
                         Net Asset        Net         and                      Shareholders   Shareholders      Tax     Total
                           Value,     Investment    Unrealized     Total from   from Net        from Net       Return  Dividends
                         Beginning      Income      Gain (Loss)    Investment  Investment     Realized Gain      of      and
                          of Period     (Loss)     on Investments  Operations     Income     on Investments   Capital Distributions
Global Income Fund

Class A
Six Months Ended
May 31, 1995 (7)            $8.49        $0.31         $0.40          $0.71       ($0.31)          --          $--       ($0.31)
Year Ended
Nov. 30,
1994                         9.36         0.57         (0.87)         (0.30)       (0.08)          --           (0.49)    (0.57)
1993                         9.14         0.63          0.27           0.90        (0.17)          --           (0.51)    (0.68)
Dec. 2, 1991 (3)
to Nov. 30, 1992            10.00(4)      0.77         (1.00)         (0.23)       (0.63)          --            --       (0.63)

Class B
Six Months Ended
May 31, 1995 (7)             8.49         0.28          0.40           0.68        (0.28)          --            --       (0.28)
Year Ended
Nov. 30, 1994                9.36         0.50         (0.87)         (0.37)       (0.07)          --            (0.43)   (0.50)
Sept. 2, 1993 (5)
to Nov. 30, 1993             9.42(4)      0.12         (0.06)          0.06        (0.03)          --            (0.09)   (0.12)

Class C
Six Months Ended
May 31, 1995 (7)             8.49         0.26          0.40           0.66        (0.26)          --            --       (0.26)
Year Ended
Nov. 30, 1994                9.36         0.48         (0.87)         (0.39)       (0.07)          --            (0.41)   (0.48)
Sept. 2, 1993 (5)
to Nov. 30, 1993             9.42(4)      0.13         (0.06)          0.07        (0.03)          --            (0.10)   (0.13)


                                                                                      RATIOS
                                                                     -----------------------------------------
                                                                     Ratio of Net   Ratio of Net
                           Net Asset                  Net Assets      Operating     Investment
                            Value,                      End of        Expenses      Income (Loss)    Portfolio
                           End of       Total          Period         to Average     to Average      Turnover
                           Period      Return*         (000's)        Net Assets    Net Assets        Rate
Global Income Fund

Class A
Six Months Ended
May 31, 1995 (7)          $8.89          8.57%         5,422           1.70%(1,2,6)  7.49%(1,2,6)       90%
Year Ended
Nov. 30,
1994                       8.49         (3.24%)       16,781           1.65%(2)      6.45%(2)          144%
1993                       9.36         10.20%        22,465           1.70%(2)      6.73%(2)          114%
Dec. 2, 1991 (3)
to Nov. 30, 1992           9.14         (2.60%)       19,469           1.84%(2,6)    7.93%(2,6)        360%

Class B
Six Months Ended
May 31, 1995 (7)           8.89          8.17%         1,197           2.44%(1,2,6)  6.53%(1,2,6)       90%
Year Ended
Nov. 30, 1994              8.49         (3.99%)        1,176           2.41%(2)      5.71%(2)          144%
Sept. 2, 1993 (5)
to Nov. 30, 1993           9.36          0.65%           699           2.45%(2,6)    4.38%(2,6)        114%

Class C
Six Months Ended
May 31, 1995 (7)           8.89          7.96%           312           2.84%(1,2,6)  6.10%(1,2,6)       90%
Year Ended
Nov. 30, 1994              8.49         (4.20%)          220           2.70%(2)      5.48%(2)          144%
Sept. 2, 1993 (5)
to Nov. 30, 1993           9.36          0.71%           151           2.45%(2,6)    5.16%(2,6)        114%

(1) Average net assets for the six months ended May 31, 1995 for Classes A, B and C were $12,464,638, $1,138,777 and $277,617, respectively.

(2) During the periods noted above, the Adviser voluntarily waived all or a portion of its fees and reimbursed the fund for a portion of its operating expenses. If such waivers and reimbursements had not been in effect, the ratios of net operating expenses to average net assets and the ratios of net investment income to average net assets for Class A would have been 2.48% and 6.71%, annualized, respectively for the six months ended May 31, 1995, 2.35% and 5.75%, respectively, for the year ended November 30, 1994, 2.09% and 6.34%, respectively, for the year ended November 30, 1993 and 1.88% and 7.89%, annualized, respectively, for the period December 2, 1991 (commencement of operations) to November 30,
    1992. The ratios of net operating expenses to average net assets and the ratios of net investment income to average net assets would have been 3.37% and 5.60%, annualized, respectively, for Class B and 3.80% and 5.14%, annualized, respectively, for Class C, for the six months ended May 31, 1995, 3.12% and 5.00%, respectively, for Class B and 3.39% and 4.79%, respectively, for Class C, for the year ended November 30, 1994 and 2.88% and 3.95%, annualized, respectively, for Class B and 2.84% and 4.77%, annualized, respectively, for Class C, for the period September 2, 1993 (initial offering) to November 30, 1993.

(3) Commencement of operations.

(4) Initial offering price.

(5) Initial offering of Class B and Class C shares.

(6) Annualized.

(7) Unaudited.

------------------
* Assumes reinvestment of all dividends and distributions, but does not reflect deductions for sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year.

PART C    OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

     FINANCIAL STATEMENTS:

          Included in the Prospectus:

               Financial Highlights

          Included in Part B:

               AUDITED FINANCIALS: Schedule of Investments,
               Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets for the two fiscal years ended November 30, 1994, Notes to Financial Statements, Financial Highlights, and Report of Independent Accountants for the fiscal year ended November 30, 1994.


               UNAUDITED FINANCIALS: Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets, Notes to Financial Statements and Financial Highlights for the Six-month period ended May 31, 1995.


          Included in Part C:

               None

     Exhibits:
     ---------

        (1)       Articles of Incorporation; originally
                  filed as Exhibit 1 to the Registration Statement on Form N-1A filed on May 4, 1990; Amendment filed as Exhibit 1(b) to Pre-Effective Amendment No. 3.

        (2)       By-Laws; originally filed as Exhibit 2
                  to the Registration Statement on Form N-1A filed on May 4, 1990; Amendment filed as Exhibit 2(b) to Pre-Effective Amendment No. 3.

        (3)       Not Applicable.

        (4)       Not Applicable.


        (5)       (a)  Investment Advisory Agreement.



                  (b)  Subadvisory Agreement.



                  (b)  Administration Agreement.



        (6)       (a)  General Distributor's Agreement.

                  (b)  Dealer Agreement. *

        (7)       Not Applicable.

        (8)       Custody Agreement. *

        (9)       Not Applicable.

       (10) Opinion and consent of counsel as to the legality of the securities being registered, indicating whether they will when sold be legally issued, fully paid and non-assessable. *

       (11)       Consent of Independent Accountants.

       (12)       Not Applicable.

       (13)       Initial Capital Agreement. *

       (14)       Not Applicable.


       (15)       (a) Amended and Restated Distribution and
                      Service Plan and Agreement with respect to Class A shares.



                  (b)  Amended and Restated Distribution and
                       Service Plan and Agreement in respect of Class B shares.



                  (c)  Amended and Restated Distribution and
                       Service Plan and Agreement with respect to Class C Shares.


       (16)       Performance Calculations. *


         *        Previously filed with Pre-Effective Amendment No. 3.


ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     No person is presently controlled by or under common control with Registrant.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES

                                          Number of Record
                                           Holders as of
Title of Class                           September 26, 1995
--------------                           ------------------
Common Stock.........................            7,836
                                                ------
                                                ------

ITEM 27.  INDEMNIFICATION

     See Registrant's Articles of Incorporation (Exhibit 1), Article Eighth,
Section 6 and 7, which is incorporated herein by reference.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER



     (a) Oppenheimer Management Corporation is the investment adviser of the Registrant; it and certain subsidiaries and affiliates act in the same capacity to other registered investment companies as described in Parts A and B hereof and listed in Item 28(b) below.



     (b) There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Oppenheimer Management Corporation is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.



Name & Current Position
with Oppenheimer                  Other Business and Connections
Management Corporation            During the Past Two Years
-----------------------           ------------------------------
Lawrence Apolito,                 None.
Vice President

James C. Ayer, Jr.,               Vice President and Portfolio Manager of
Assistant Vice President          Oppenheimer Gold & Special Minerals
                                  Fund and Oppenheimer Global Emerging Growth
                                  Fund.

Victor Babin,                     None.
Senior Vice President

Bruce Bartlett,                   Vice President and Portfolio Manager of
Vice President                    Oppenheimer Total Return Fund, Inc.
                                  and Oppenheimer Variable Account
                                  Funds; formerly a Vice President
                                  and Senior Portfolio Manager at
                                  First of America Investment Corp.

Robert J. Bishop                  Assistant Treasurer of the OppenheimerFunds
Assistant Vice President          (listed below); previously a Fund
                                  Controller for Oppenheimer Management
                                  Corporation (the "Manager").

George Bowen                      Treasurer of the New York-based
Senior Vice President             OppenheimerFunds; Vice President, Secretary
and Treasurer                     and Treasurer of the Denver-based
                                  OppenheimerFunds. Vice President and
                                  Treasurer of Oppenheimer Funds Distributor,
                                  Inc. (the "Distributor") and HarbourView
                                  Asset Management Corporation
                                  ("HarbourView"), an investment adviser
                                  subsidiary of OMC; Senior Vice President,
                                  Treasurer, Assistant Secretary and a
                                  director of Centennial Asset Management
                                  Corporation ("Centennial"), an investment

                                  adviser subsidiary of the Manager; Vice
                                  President, Treasurer and Secretary of
                                  Shareholder Services, Inc. ("SSI") and
                                  Shareholder Financial Services, Inc.
                                  ("SFSI"), transfer agent subsidiaries of
                                  OMC; President, Treasurer and Director of
                                  Centennial Capital Corporation; Vice
                                  President and Treasurer of Main Street
                                  Advisers; formerly Senior Vice President/
                                  Comptroller and Secretary of Oppenheimer
                                  Asset Management Corporation ("OAMC"), an investment adviser which was a subsidiary of the OMC.

Michael A. Carbuto,               Vice President and Portfolio Manager of
Vice President                    Oppenheimer Tax-Exempt Cash Reserves,
                                  Centennial California Tax Exempt Trust,
                                  Centennial New York Tax Exempt Trust and
                                  Centennial Tax Exempt Trust; Vice President
                                  of Centennial.

William  Colbourne,               Formerly, Director of Alternative Staffing
Assistant Vice President          Resources, and Vice President of Human
                                  Resources, American Cancer Society.

Lynn Coluccy,                     Formerly Vice President\Director of
Vice President                    Internal Audit of the Manager.

O. Leonard Darling,               Formerly Co-Director of Fixed Income for
Executive Vice President          State Street Research & Management Co.

Robert A. Densen,                 None.
Senior Vice President

Robert Doll, Jr.,                 Vice President and Portfolio Manager of
Executive Vice President          Oppenheimer Growth Fund, Oppenheimer
                                  Target Fund and Oppenheimer Variable Account
                                  Funds; Senior Vice President and Portfolio
                                  Manager of Strategic Income & Growth Fund.

John Doney,                       Vice President and Portfolio Manager of
Vice President                    Oppenheimer Equity Income Fund.

Andrew J. Donohue,                Secretary of the New York-based
Executive Vice President &        OppenheimerFunds; Vice President of the
General Counsel                   Denver-based  OppenheimerFunds; Executive
                                  Vice President, Director and General Counsel
                                  of the Distributor; formerly Senior Vice
                                  President and Associate General Counsel of
                                  the Manager and the Distributor.

Kenneth C. Eich,                  Treasurer of Oppenheimer Acquisition
Executive Vice President/         Corporation
Chief Financial Officer

George Evans,                     Vice President and Portfolio Manager
Vice President                    of Oppenheimer Global Securities Fund.

Scott Farrar,                     Assistant Treasurer of the OppenheimerFunds;
Assistant Vice President          previously a Fund Controller for the Manager.

Katherine P. Feld                 Vice President and Secretary of Oppenheimer
Vice President and                Funds Distributor, Inc.; Secretary of
Secretary                         HarbourView, Main Street Advisers, Inc. and
                                  Centennial; Secretary, Vice President and
                                  Director of Centennial Capital Corp.

Jon S. Fossel,                    President and director of Oppenheimer
Chairman of the Board,            Acquisition Corp. ("OAC"), the Manager's
Chief Executive Officer           parent holding company;  President, CEO and
and Director                      a director of HarbourView; a director of SSI
                                  and SFSI; President, Director, Trustee, and
                                  Managing General Partner of the Denver-based
                                  OppenheimerFunds; formerly President of the
                                  Manager. President and Chairman of the Board
                                  of Main Street Advisers, Inc.

Robert G. Galli,                  Trustee of the New York-based
Vice Chairman                     OppenheimerFunds; Vice President and Counsel
                                  of OAC; formerly he held the following
                                  positions: a director of the Distributor,
                                  Vice President and a director of
                                  HarbourView and Centennial, a director of SFSI
                                  and SSI, an officer of other OppenheimerFunds
                                  and Executive Vice President & General Counsel
                                  of the Manager and the Distributor.

Linda Gardner,                    None.
Assistant Vice President

Ginger Gonzalez,                  Formerly 1st Vice President/Director of
Vice President                    Creative Services for Shearson Lehman Brothers.

Dorothy Grunwager,                None.
Assistant Vice President

Caryn Halbrecht,                  Vice President and Portfolio Manager of
Vice President                    Oppenheimer Insured Tax-Exempt Bond Fund and
                                  Oppenheimer Intermediate Tax Exempt Bond
                                  Fund; an officer of other OppenheimerFunds;
                                  formerly Vice President of Fixed Income
                                  Portfolio Management at Bankers Trust.

Barbara Hennigar,                 President and Director of Shareholder
President and Chief               Financial Service, Inc.
Executive Officer of
Oppenheimer Shareholder
Services, a division of OMC.

Alan Hoden,                       None.
Vice President

Merryl Hoffman,                   None.
Vice President

Scott T. Huebl,                   None.
Assistant Vice President

Jane Ingalls,                     Formerly a Senior Associate with Robinson,
Assistant Vice President          Lake/Sawyer Miller.

Bennett Inkeles,                  Formerly employed by Doremus & Company, an
Assistant Vice President          advertising agency.

Stephen Jobe,                     None.
Vice President

Heidi Kagan                       None.
Assistant Vice President

Avram Kornberg,                   Formerly a Vice President with Bankers
Vice President                    Trust.

Paul LaRocco,                     Portfolio Manager of Oppenheimer Capital
Assistant Vice President          Appreciation Fund; Associate Portfolio
                                  Manager of Oppenheimer Discovery Fund and
                                  Oppenheimer Time Fund. Formerly a Securities
                                  Analyst for Columbus Circle Investors.

Mitchell J. Lindauer,             None.
Vice President

Loretta McCarthy,                 None.
Senior Vice President

Bridget Macaskill,                Director of HarbourView; Director of Main
President and Director            Street Advisers, Inc.; and  Chairman of
                                  Shareholder Services, Inc.

Sally Marzouk,                    None.
Vice President

Marilyn Miller,                   Formerly a director of marketing for
Vice President                    TransAmerica Fund Management Company.

Denis R. Molleur,                 None.
Vice President

Kenneth Nadler,                   None.
Vice President

David Negri,                      Vice President and Portfolio Manager of
Vice President                    Oppenheimer Strategic Bond Fund, Oppenheimer
                                  Multiple Strategies Fund, Oppenheimer
                                  Strategic Investment Grade Bond Fund,
                                  Oppenheimer Asset Allocation Fund, Oppenheimer
                                  Strategic Diversified Income Fund, Oppenheimer
                                  Strategic Income Fund, Oppenheimer Strategic
                                  Income & Growth Fund, Oppenheimer Strategic
                                  Short-Term Income Fund, Oppenheimer High Income
                                  Fund and Oppenheimer Bond Fund; an officer of
                                  other OppenheimerFunds.

Barbara Niederbrach,              None.
Assistant Vice President

Stuart Novek,                     Formerly a Director Account Supervisor for
Vice President                    J. Walter Thompson.

Robert A. Nowaczyk,               None.
Vice President

Robert E. Patterson,              Vice President and Portfolio Manager of
Senior Vice President             Oppenheimer Main Street California Tax-
                                  Exempt Fund, Oppenheimer Insured Tax-Exempt
                                  Bond Fund, Oppenheimer Intermediate Tax-
                                  Exempt Bond Fund, Oppenheimer Florida Tax-
                                  Exempt Fund, Oppenheimer New Jersey
                                  Tax-Exempt Fund, Oppenheimer Pennsylvania
                                  Tax-Exempt Fund, Oppenheimer California Tax-
                                  Exempt Fund, Oppenheimer New York Tax-Exempt
                                  Fund and Oppenheimer Tax-Free Bond Fund;
                                  Vice President of the New York Tax-Exempt
                                  Income Fund, Inc.; Vice President of Oppenheimer
                                  Multi-Sector Income Trust.

Tilghman G. Pitts III,            Chairman and Director of the Distributor.
Executive Vice President
and Director

Jane Putnam,                      Associate Portfolio Manager of Oppenheimer
Assistant Vice President          Growth Fund and Oppenheimer Target Fund and
                                  Portfolio Manager for Oppenheimer Variable
                                  Account Funds-Growth Fund; Senior Investment
                                  Officer and Portfolio Manager with Chemical
                                  Bank.

Russell Read,                     Formerly an International Finance Consultant
Vice President                    for Dow Chemical.

Thomas Reedy,                     Vice President of Oppenheimer Multi-Sector
Vice President                    Income Trust and Oppenheimer Multi-Government
                                  Trust; an officer of other OppenheimerFunds;
                                  formerly a Securities Analyst for the Manager.

David Robertson,                  None.
Vice President

Adam Rochlin,                     Formerly a product manager for Metropolitan
Assistant Vice President          Life Insurance Company.

David Rosenberg,                  Vice President and Portfolio Manager of
Vice President                    Oppenheimer Limited-Term Government Fund and
                                  Oppenheimer U.S. Government Trust. Formerly
                                  Vice President and Senior Portfolio Manager
                                  for Delaware Investment Advisors.

Richard H. Rubinstein,            Vice President and Portfolio Manager of
Vice President                    Oppenheimer Asset Allocation Fund,
                                  Oppenheimer Fund and Oppenheimer Multiple

                                  Strategies Fund; an officer of other
                                  OppenheimerFunds; formerly Vice President and Portfolio Manager/Security Analyst for
                                  Oppenheimer Capital Corp., an investment adviser.

Lawrence  Rudnick,                Formerly Vice President of Dollar Dry Dock
Assistant Vice President          Bank.

James Ruff,                       None.
Executive Vice President

Ellen Schoenfeld,                 None.
Assistant Vice President

Diane Sobin,                      Vice President and Portfolio Manager of
Vice President                    Oppenheimer Total Return Fund, Inc. and
                                  Oppenheimer  Variable  Account Funds;
                                  formerly a Vice President and Senior Portfolio
                                  Manager for Dean Witter InterCapital, Inc.

Nancy Sperte,                     None.
Senior Vice President

Donald W. Spiro,                  President and Trustee of the New York-based
Chairman Emeritus                 OppenheimerFunds; formerly Chairman of the
and Director                      Manager and the Distributor.

Arthur Steinmetz,                 Vice President and Portfolio Manager of
Senior Vice President             Oppenheimer Strategic Diversified Income
                                  Fund, Oppenheimer Strategic Income Fund,
                                  Oppenheimer Strategic Income & Growth Fund,
                                  Oppenheimer Strategic Investment Grade Bond
                                  Fund, Oppenheimer Strategic Short-Term
                                  Income Fund; an officer of other OppenheimerFunds.

Ralph Stellmacher,                Vice President and Portfolio Manager of
Senior Vice President             Oppenheimer Champion High Yield Fund and
                                  Oppenheimer High Yield Fund; an officer of
                                  other OppenheimerFunds.

John Stoma,                       Formerly Vice President of Pension Marketing
Vice President                    with Manulife Financial.

James C. Swain,                   Chairman, CEO and Trustee, Director or
Vice Chairman of the              Managing Partner of the Denver-based
Board of Directors                OppenheimerFunds; President and a Director
and Director                      of Centennial; formerly President and
                                  Director of OAMC, and Chairman of the Board
                                  of SSI.

James Tobin,                      None.
Vice President

Jay Tracey,                       Vice President of the Manager; Vice President
Vice President                    and Portfolio Manager of Oppenheimer Discovery
                                  Fund. Formerly Managing Director of Buckingham
                                  Capital Management.

Gary Tyc,                         Assistant Treasurer of the Distributor and
Vice  President,                  SFSI.
Assistant Secretary
and Assistant Treasurer

Ashwin Vasan,                     Vice President of Oppenheimer Multi-Sector
Vice President                    Income Trust and Oppenheimer Multi-Government
                                  Trust: an officer of other OppenheimerFunds.

Valerie Victorson,                None.
Vice President

Dorothy Warmack,                  Vice President and Portfolio Manager of
Vice President                    Daily Cash Accumulation Fund, Inc., Oppenheimer
                                  Cash Reserves, Centennial America Fund, L.P.,
                                  Centennial Government Trust and Centennial Money
                                  Market Trust; Vice President of Centennial.

Christine Wells,                  None.
Vice President

William L. Wilby,                 Vice President and Portfolio Manager of
Senior Vice President             Oppenheimer Global Fund and Oppenheimer
                                  Global Growth & Income Fund; Vice President
                                  of HarbourView; an officer of other
                                  OppenheimerFunds.

Susan Wilson-Perez,               None.
Vice President

Carol Wolf,                       Vice President and Portfolio Manager of
Vice President                    Oppenheimer Money Market Fund, Inc., Centennial
                                  America Fund, L.P., Centennial Government Trust,
                                  Centennial Money Market Trust and Daily Cash
                                  Accumulation Fund, Inc.; Vice President of
                                  Oppenheimer Multi-Sector Income Trust; Vice
                                  President of Centennial.

Robert G. Zack,                   Associate General Counsel of the Manager;
Senior Vice President             Assistant Secretary of the OppenheimerFunds;
and Assistant Secretary           Assistant Secretary of SSI, SFSI; an officer
                                  of other OppenheimerFunds.

Eva A. Zeff,                      An officer of certain OppenheimerFunds; Assistant
                                  Vice President formerly a Securities Analyst for
                                  the Manager.

Arthur J. Zimmer,                 Vice President and Portfolio Manager of
Vice President                    Centennial America Fund, L.P., Oppenheimer
                                  Money Fund, Centennial Government Trust,
                                  Centennial Money Market Trust and Daily Cash
                                  Accumulation Fund, Inc.; Vice President of
                                  Oppenheimer Multi-Sector Income Trust; Vice
                                  President of Centennial; an officer of other
                                  OppenheimerFunds.


     The OppenheimerFunds include the New York-based OppenheimerFunds and the Denver-based OppenheimerFunds set forth below:


          New York-based OppenheimerFunds
          Oppenheimer Asset Allocation Fund
          Oppenheimer California Tax-Exempt Fund
          Oppenheimer Discovery Fund
          Oppenheimer Global Emerging Growth Fund
          Oppenheimer Global Fund
          Oppenheimer Global Growth & Income Fund
          Oppenheimer Gold & Special Minerals Fund
          Oppenheimer Growth Fund
          Oppenheimer Money Market Fund, Inc.
          Oppenheimer Multi-Government Trust
          Oppenheimer Multi-Sector Income Trust
          Oppenheimer Multi-State Tax-Exempt Trust
          Oppenheimer New York Tax-Exempt Trust
          Oppenheimer Fund

          Oppenheimer Target Fund
          Oppenheimer Tax-Free Bond Fund
          Oppenheimer U.S. Government Trust
          Denver-based OppenheimerFunds
          Oppenheimer Cash Reserves
          Centennial America Fund, L.P.
          Centennial California Tax Exempt Trust
          Centennial Government Trust
          Centennial Money Market Trust
          Centennial New York Tax Exempt Trust
          Centennial Tax Exempt Trust
          Daily Cash Accumulation Fund, Inc.
          The New York Tax-Exempt Income Fund, Inc.
          Oppenheimer Champion High Yield Fund
          Oppenheimer Equity Income Fund
          Oppenheimer High Yield Fund
          Oppenheimer Integrity Funds
          Oppenheimer International Bond Fund
          Oppenheimer Limited-Term Government Fund
          Oppenheimer Main Street Funds, Inc.
          Oppenheimer Strategic Funds Trust
          Oppenheimer Strategic Income & Growth Fund
          Oppenheimer Strategic Investment Grade Bond Fund
          Oppenheimer Strategic Short-Term Income Fund
          Oppenheimer Tax-Exempt Fund
          Oppenheimer Total Return Fund, Inc.
          Oppenheimer Variable Account Funds



     The address of Oppenheimer Management Corporation, the New York-based OppenheimerFunds, Oppenheimer Funds Distributor, Inc., Harbourview Asset Management Corp., Oppenheimer Partnership Holdings, Inc., and Oppenheimer Acquisition Corp. is Two World Trade Center, New York, New York 10048-0203.



     The address of the Denver-based OppenheimerFunds, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Shareholder Services, Centennial Asset Management Corporation, Centennial Capital Corp., and Main Street Advisers, Inc. is 3410 South Galena Street, Denver, Colorado 80231.



ITEM 29.  PRINCIPAL UNDERWRITER



     (a) Oppenheimer Funds Distributor, Inc. is the Distributor of Registrant's shares. It is also the Distributor of each of the other registered open-end investment companies for which Oppenheimer Management Corporation is the investment adviser, as described in Part A and B of this Registration Statement and listed in Item 28(b) above.



     (b) The directors and officers of the Registrant's principal underwriter are:

Name & Principal              Positions and
with                          Positions & Offices
Business Address              with Underwriter Registrant        Offices
----------------              ---------------------------        -------
George Clarence Bowen+        Vice President & Treasurer        Vice President, Secretary and
                                                                Treasurer

Christopher Blunt             Vice President                    None
6 Baker Avenue
Westport, CT  06880

Julie Bowers                  Vice President                    None
21 Dreamwold Road
Scituate, MA 02066

Peter W. Brennan              Vice President                    None
1940 Cotswold Drive
Orlando, FL 32825

Mary Ann Bruce*               Senior Vice President --          None
                              Financial Institution Div.

Robert Coli                   Vice President                    None
12 Whitetail Lane
Bedminster, NJ 07921

Ronald T. Collins             Vice President                    None
710-3 E. Ponce DeLeon Ave.
Decatur, GA  30030

Mary Crooks+                  Vice President                    None

Paul Della Bovi               Vice President                    None
750 West Broadway
Apt. 5M
Long Beach, NY  11561

Andrew John Donohue*          Executive Vice                    Vice President & Director
                              President

Wendy H. Ehrlich              Vice President                    None
4 Craig Street
Jericho, NY 11753

Kent Elwell                   Vice President                    None
41 Craig Place
Cranford, NJ  07016

John Ewalt                    Vice President                    None
2301 Overview Dr. NE
Tacoma, WA 98422

Katherine P. Feld*            Vice President & Secretary        None

Mark Ferro                    Vice President                    None
43 Market Street
Breezy Point, NY 11697

Wendy Fishler*                Vice President --                  None
                              Financial Institution Div.

Wayne Flanagan                Vice President --                  None
36 West Hill Road             Financial Institution Div.
Brookline, NH 03033

Ronald R. Foster              Senior Vice President --           None
11339 Avant Lane              Eastern Division Manager
Cincinnati, OH 45249

Patricia Gadecki              Vice President                     None
6026 First Ave. South,
Apt. 10
St. Petersburg, FL 33707

Luiggino Galleto              Vice President                     None
10239 Rougemont Lane
Charlotte, NC 28277

Mark Giles                    Vice President --                  None
5506 Bryn Mawr                Financial Institution Div.
Dallas, TX 75209

Ralph Grant*                  Vice President/National            None
                              Sales Manager -- Financial
                              Institution Div.

Sharon Hamilton               Vice President                     None
720 N. Juanita Ave. -- #1

Redondo Beach, CA 90277

Carla Jiminez                 Vice President                     None
609 Chimney Bluff Drive
Mt. Pleasant, SC 29464

Michael Keogh*                Vice President                     None

Richard Klein                 Vice President                     None
4011 Queen Avenue South
Minneapolis, MN 55410

Hans Klehmet II               Vice President                     None
26542 Love Lane
Ramona, CA 92065

Ilene Kutno*                  Assistant Vice President           None

Wayne A. LeBlang              Senior Vice President --           None
23 Fox Trail                  Director Eastern Div.
Lincolnshire, IL 60069

Dawn Lind                     Vice President --                  None
7 Maize Court                 Financial Institution Div.
Melville, NY 11747

James Loehle                  Vice President                     None
30 John Street
Cranford, NJ  07016

Laura Mulhall*                Senior Vice President --           None
                              Director of Key Accounts

Charles Murray                Vice President                     None
50 Deerwood Drive
Littleton, CO 80127

Joseph Norton                 Vice President                     None
1550 Bryant Street
San Francisco, CA  94103

Patrick Palmer                Vice President                     None
958 Blue Mountain Cr.
West Lake Village, CA 91362

Randall Payne                 Vice President --                  None
1307 Wandering Way Dr.        Financial Institution Div.
Charlotte, NC 28226

Gayle Pereira                 Vice President                     None
2707 Via Arboleda
San Clemente, CA 92672

Charles K. Pettit             Vice President                     None
22 Fall Meadow Dr.
Pittsford, NY  14534

Bill Presutti                 Vice President                     None
664 Circuit Road
Portsmouth, NH  03801

Tilghman G. Pitts, III*       Chairman & Director                None

Elaine Puleo*                 Vice President --                  None
                              Financial Institution Div.

Minnie Ra                     Vice President --                  None
109 Peach Street              Financial Institution Div.
Avenel, NJ 07001

Ian Robertson                 Vice President                     None
4204 Summit Wa
Marietta, GA 30066

Robert Romano                 Vice President                     None
1512 Fallingbrook Drive
Fishers, IN 46038

James Ruff*                   President                          None

Timothy Schoeffler            Vice President                     None
3118 N. Military Road
Arlington, VA 22207

Mark Schon                    Vice President                     None
10483 E. Corrine Dr.
Scottsdale, AZ 85259

Michael Sciortino             Vice President                     None
785 Beau Chene Dr.
Mandeville, LA 70448

James A. Shaw                 Vice President --                  None
5155 West Fair Place          Financial Institution Div.
Littleton, CO 80123

Robert Shore                  Vice President --                  None
26 Baroness Lane              Financial Institution Div.
Laguna Niguel, CA 92677

Peggy Spilker                 Vice President --                  None
2017 N. Cleveland, #2         Financial Institution Div.
Chicago, IL  60614

Michael Stenger               Vice President                     None
C/O America Building
30 East Central Pkwy
Suite 1008
Cincinnati, OH 45202

Paul Stickney                 Vice President                     None
1314 Log Cabin Lane
St. Louis, MO 63124

George Sweeney                Vice President                     None
1855 O'Hara Lane
Middletown, PA 17057

Scott McGregor Tatum          Vice President                     None
7123 Cornelia Lane
Dallas, TX  75214

Dave Thomas                   Vice President --                  None
3410 South Galena St.         Financial Institution Div.
Executive Suites, 3rd Fl.
Denver, CO  80231

Philip St. John Trimble       Vice President                     None
2213 West Homer
Chicago, IL 60647

Gary Paul Tyc+                Assistant Treasurer                None

Mark Stephen Vandehey+        Vice President                     None

Gregory K. Wilson             Vice President                     None
2 Side Hill Road
Westport, CT 06880

Bernard J. Wolocko            Vice President                     None
33915 Grand River
Farmington, MI 48335

William Harvey Young+         Vice President                     None

* Two World Trade Center, New York, NY 10048-0203
+ 3410 South Galena St., Denver, CO 80231



     (c)  Not applicable.



ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS



     The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are in the possession of both Oppenheimer Management Corporation at its offices at 3410 South Galena Street, Denver, Colorado 80231 and MassMutual at its offices at 1295 State Street, Springfield, Massachusetts 01111.


ITEM 31.  MANAGEMENT SERVICES

     Not Applicable.

ITEM 32.  UNDERTAKINGS

     (a) Registrant hereby undertakes to assist shareholder communication in accordance with the provisions of Section 16 of the Investment Company Act of 1940 and to call a meeting of shareholders for the purpose of voting upon the question of the removal of a Director or Directors when requested to do so in writing by the holders of at least 10% of the Registrant's outstanding shares of common stock.

     (b) Insofar as indemnification for liabilities under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than a payment by the Registrant of expenses incurred by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

     (c) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered a copy of the Registrant's annual report to shareholders upon request and without charge, if the information called for by Item 5A7 Form N-1A is contained in the latest annual report to shareholders.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned thereto duly authorized in the City of New York, and State of New York on the 29th day of September, 1995.

                                       QUEST FOR VALUE GLOBAL EQUITY FUND, INC.

                                       /s/   Joseph M. La Motta, President
                                       ---------------------------------------
                                             Joseph M. La Motta, President

Attest:

/s/   Deborah Kaback, Secretary
-------------------------------------
      Deborah Kaback, Secretary

     Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed below by the following persons in the capacities and on the date indicated:


                           QUEST FOR VALUE GLOBAL EQUITY FUND, INC.

                                                   DATE

/s/  Joseph M. La Motta                            September 29, 1995
---------------------------------------            -------------------
Joseph M. La Motta, President, Director

/s/  Paul Y. Clinton,                              September 29, 1995
---------------------------------------            -------------------
Paul Y. Clinton, Director

/s/  Thomas W. Courtney                            September 29, 1995
---------------------------------------            -------------------
Thomas W. Courtney, Director

/s/  Lacy B. Herrmann                              September 29, 1995
---------------------------------------            -------------------
Lacy B. Herrmann, Director

/s/  George Loft                                   September 29, 1995
---------------------------------------            -------------------
George Loft, Director

/s/  Deborah Kaback                                September 29, 1995
---------------------------------------            -------------------
Deborah Kaback, Secretary

/s/  Sheldon Siegel                                September 29, 1995
---------------------------------------            -------------------
Sheldon Siegel, Treasurer

                   QUEST FOR VALUE GLOBAL EQUITY FUND, INC.

                               INDEX TO EXHIBITS



Exhibit No.
-----------
   5(a)           Investment Advisory Agreement

   5(b)           Subadvisory Agreement

   5(c)           Administration Agreement

   6(a)           General Distributor's Agreement

   6(b)           Dealer Agreement

 (11)             Consent of Independent Accountants

 (15)(a) Amended and Restated Distribution and Service Plan and Agreement in respect of Class A shares

 (15)(b) Amended and Restated Distribution and Service Plan and Agreement in respect of Class B shares

  15(c) Amended and Restated Distribution and Service Plan and Agreement in respect of Class C Shares